UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number	811-06718

Dreyfus Investment Grade Funds, Inc.
(Exact name of Registrant as specified in charter)

c/o The Dreyfus Corporation 200 Park Avenue New York, New York 10166
(Address of principal executive offices) (Zip code)

Bennett A. MacDougall, Esq. 200 Park Avenue New York, New York 10166
(Name and address of agent for service)

Registrant's telephone number, including area code:	(212) 922-6400

Date of fiscal year end:	07/31
Date of reporting period:	07/31/18

FORM N-CSR

Item 1.             Reports to Stockholders.

Dreyfus Inflation Adjusted Securities Fund

ANNUAL REPORT July 31, 2018

Save time. Save paper. View your next shareholder report online as soon as it’s available. Log into www.dreyfus.com and sign up for Dreyfus eCommunications. It’s simple and only takes a few minutes.

The views expressed in this report reflect those of the portfolio manager(s) only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

FOR MORE INFORMATION

Back Cover

Dreyfus Inflation Adjusted Securities Fund	The Fund

A LETTER FROM THE PRESIDENT OF DREYFUS

Dear Shareholder:

We are pleased to present this annual report for Dreyfus Inflation Adjusted Securities Fund, covering the 12-month period from August 1, 2017 through July 31, 2018. For information about how the fund performed during the reporting period, as well as general market perspectives, we provide a Discussion of Fund Performance on the pages that follow.

Despite concerns over rising interest rates, heightened geopolitical turmoil, and increasing trade tensions, U.S. stocks produced modest gains over the first seven months of the year, overcoming some first-quarter volatility. Bonds, however, slipped as a result of interest-rate increases.

For the 12-month reporting period overall, stocks posted double-digit returns driven by rising corporate earnings, steady global economic growth, the passage of tax reform legislation and other government policy reforms. Bonds had mixed performance over this period; while high-yield securities eked out modest total returns, investment-grade corporate bonds slipped somewhat. U.S. government securities mostly posted slight losses.

Although new concerns have emerged about the unevenness of global growth, we believe that the U.S. economy will remain strong. Healthy growth, as well as a robust labor market, rising corporate earnings, and strong consumer and business confidence, seem likely to continue, but we remain attentive to developments that could signal a change. As always, we encourage you to discuss the risks and opportunities of today’s investment environment with your financial advisor.

Thank you for your continued confidence and support.

Sincerely,

Renee Laroche-Morris
President
The Dreyfus Corporation
August 15, 2018

2

DISCUSSION OF FUND PERFORMANCE (Unaudited)

For the period from August 1, 2017 through July 31, 2018, as provided by Robert Bayston, CFA, and Nate Pearson, CFA, Portfolio Managers

Market and Fund Performance Overview

For the 12-month period ended July 31, 2018, Dreyfus Inflation Adjusted Securities Fund’s Class I shares produced a total return of 0.11%, Investor shares returned -0.23%, and Class Y shares returned 0.10%.1 In comparison, the fund’s benchmark, the Bloomberg Barclays U.S. TIPS 1-10 Year Index (the “Index”), which is not subject to fees and expenses like a mutual fund, produced a 0.55% total return for the same period.2

Treasury inflation-protected securities (TIPS) produced muted returns over the reporting period. The fund is positioned to take advantage of increases in inflation. The Federal Reserve (the “Fed”) increased the target overnight rate at a predictable, measured pace during the period, creating an environment of rising interest rates.

The Fund’s Investment Approach

The fund seeks returns that exceed the rate of inflation. To pursue its goal, the fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in inflation-indexed securities. The inflation-indexed securities issued by the U.S. Treasury and some foreign government issuers, for example, accrue inflation into the principal value of the bond. Other issuers may pay out the Consumer Price Index accruals as part of a semiannual coupon.

The fund invests primarily in high-quality, U.S. dollar-denominated, inflation-indexed securities. To a limited extent, the fund may invest in foreign currency-denominated, inflation-protected securities and other fixed-income securities not adjusted for inflation, which are rated investment grade or the unrated equivalent as determined by Dreyfus. Other such fixed-income securities may include: U.S. government bonds and notes, corporate bonds, mortgage-related securities, and asset-backed securities. The fund seeks to keep its average effective duration between 2 and 10 years, and the fund may invest in fixed income securities of any maturity without restriction.

TIPS Outperformed Nominal Treasuries Despite a Shifting Landscape

A predictable first half of the reporting period gave way to a shift in market behavior during the latter months. Through February 2018, major global economies appeared to be in lockstep as they moved towards less accommodative monetary policy and concurrent growth. In the U.S., the Fed continued its predicted interest-rate hikes, causing 2- and 5-year Treasuries to sell off through much of the period. Longer-term interest rates also climbed. Non-Treasury sectors, such as corporates, non-U.S. dollar-denominated bonds, and emerging-market debt, outperformed in this environment. TIPS produced higher returns than nominal U.S. Treasury securities.

Global growth and monetary policy paths began to diverge at the conclusion of March 2018. Non-U.S. economies weakened, causing the dollar to strengthen. Volatility reentered the picture in late April and the yield curve began a flattening trend that lasted through the end of the reporting period. In May, Treasuries started to outperform non-Treasury sectors. However, TIPS continued to outperform nominal U.S. Treasury securities, particularly in the 2-5 year portion of the yield curve. Rising inflationary pressures throughout the majority of the reporting period also helped support investor demand for inflation-adjusted securities.

Yield Curve Positioning and Security Selection Additive; Pricing and Asset Allocation Detracted

The Index is composed of a broader range of inflation-adjusted securities than the fund’s portfolio. Yield curve positioning versus the benchmark was most additive to relative results. The fund’s positioning shifted in early 2018, as we reduced duration by shifting the bulk of the holdings from the 4-to-7-year portion of the curve to the 2-to-5-year section. We also reduced exposure to the 10-year part of the curve. This reduction of duration was a defensive move meant to reduce the impact of rising interest rates on portfolio performance. For the 12-month period, attribution from the 6-month and 2-year maturities was beneficial, as was duration

3

DISCUSSION OF FUND PERFORMANCE (Unaudited) (continued)

positioning that was short of the benchmark. Security selection also helped, as purchases of cheaper securities benefited relative results.

Asset allocation detracted from relative results and a small cash allocation created a slight drag on returns. Pricing differences also impacted relative performance slightly.

Positioned for Modestly Higher Interest Rates and Inflation

Two interest-rate hikes have already occurred in 2018, and most analysts expect at least one more before the conclusion of the calendar year. Two additional hikes may happen if inflationary pressures, which have accelerated during the last several months, continue to mount. We also anticipate that intermediate- and long-term interest rates will continue to rise modestly in response to economic growth. These developments could constrain total returns from high-quality fixed-income securities, but TIPS should continue to respond more positively than nominal U.S. Treasury securities to mounting inflationary pressures.

Therefore, as of the reporting period’s end, we have reduced the duration of the fund relative to the benchmark and established an emphasis on TIPS with maturities in the 2- to 5-year range. We anticipate this change in positioning will reduce the negative effects of rising rates on portfolio performance relative to the benchmark. Additionally, we believe an emphasis on purchasing comparatively cheap issues will add value in the current environment.

August 15, 2018

1 Total return includes reinvestment of dividends and any capital gains paid. Past performance is no guarantee of future results. Share price, yield, and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost.

2 Source: Lipper Inc. —The Bloomberg Barclays U.S. TIPS 1-10 Year Index measures the performance of the U.S. Treasury inflation-protected securities (TIPS) market with a maturity greater than 1 year and less than 10 years. Federal Reserve holdings of U.S. TIPS are not index-eligible and are excluded from the face amount outstanding of each bond in the index. Investors cannot invest directly in any index.

Bonds are subject generally to interest-rate, credit, liquidity, and market risks, to varying degrees, all of which are more fully described in the fund’s prospectus. Generally, all other factors being equal, bond prices are inversely related to interest-rate changes, and rate increases can cause price declines.

Interest payments on inflation-protected bonds will vary as the bond’s principal value is periodically adjusted based on the rate of inflation. If the index measuring inflation falls, the interest payable on these securities will be reduced. Any increase in the principal amount of an inflation-protected bond (which follows a rise in the relevant inflation index) will be considered taxable ordinary income, even though investors do not receive their principal until maturity.

During periods of rising interest rates and flat or declining inflation rates, inflation-protected bonds can underperform. Inflation-protected bonds issued by corporations generally do not guarantee repayment of principal.

Investing internationally involves special risks, including changes in currency exchange rates, political, economic, and social instability, a lack of comprehensive company information, differing auditing and legal standards, and less market liquidity.

Investments in foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedged positions, that the U.S. dollar will decline relative to the currency being hedged. Each of these risks could increase the fund’s volatility.

The fund may use derivative instruments, such as options, futures, options on futures, forward contracts, swaps (including credit default swaps on corporate bonds and asset-backed securities), options on swaps, and other credit derivatives. A small investment in derivatives could have a potentially large impact on the fund’s performance. The use of derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in the underlying assets.

4

FUND PERFORMANCE (Unaudited)

Comparison of change in value of $10,000 investment in Dreyfus Inflation Adjusted Securities Fund Class I shares, Investor Shares and Class Y shares and the Bloomberg Barclays U.S. TIPS 1-10 Year Index (the “Index”)

† Source: Lipper Inc.

†† The total return figures presented for Class Y shares of the fund reflect the performance of the fund’s Class I shares for the period prior to 7/1/13 (the inception date for Class Y shares).

Past performance is not predictive of future performance.

The above graph compares a $10,000 investment made in each of the Class I, Investor and Class Y shares of Dreyfus Inflation Adjusted Securities Fund on 7/31/08 to a $10,000 investment made in the Index on that date. All dividends and capital gain distributions are reinvested.

The fund’s performance shown in the line graph above takes into account all applicable fees and expenses on all classes. The Index measures the performance of the U.S. Treasury Inflation Protected Securities (TIPS) market with a maturity greater than 1 year and less than 10 years. Federal Reserve holdings of U.S. TIPS are not index-eligible and are excluded from the face amount outstanding of each bond in the Index. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

5

FUND PERFORMANCE (Unaudited) (continued)

Average Annual Total Returns as of 7/31/18
	Inception Date	1 Year	5 Years	10 Years
Class I shares	10/31/02	0.11%	0.68%	2.55%
Investor shares	10/31/02	-0.23%	0.40%	2.26%
Class Y shares	7/1/13	0.10%	0.73%	2.59%†
Bloomberg Barclays U.S. TIPS 1-10 Year Index		0.55%	0.94%	2.29%

† The total return performance figures presented for Class Y shares of the fund reflect the performance of the fund’s Class I shares for the period prior to 7/1/13 (the inception date for Class Y shares).

The performance data quoted represents past performance, which is no guarantee of future results. Share price and investment return fluctuate and an investor’s shares may be worth more or less than original cost upon redemption. Current performance may be lower or higher than the performance quoted. Go to Dreyfus.com for the fund’s most recent month-end returns.

The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

6

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus Inflation Adjusted Securities Fund from February 1, 2018 to July 31, 2018. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended July 31, 2018
	Class I	Investor Shares	Class Y
Expenses paid per $1,000†	$2.88	$4.07	$2.48
Ending value (after expenses)	$1,003.60	$1,001.40	$1,003.80

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (“SEC”) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended July 31, 2018
	Class I	Investor Shares	Class Y
Expenses paid per $1,000†	$2.91	$4.11	$2.51
Ending value (after expenses)	$1,021.92	$1,020.73	$1,022.32

† Expenses are equal to the fund’s annualized expense ratio of .58% for Class I, .82% for Investor Shares and .50% for Class Y, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

7

STATEMENT OF INVESTMENTS
July 31, 2018

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Bonds and Notes - 100.2%
U.S. Government Securities - 100.2%
U.S. Treasury Inflation Protected Securities, Bonds	2.00	1/15/26	6,584,247	[a]	7,137,549
U.S. Treasury Inflation Protected Securities, Notes	0.13	4/15/21	6,845,901	[a]	6,699,557
U.S. Treasury Inflation Protected Securities, Notes	0.13	1/15/23	4,015,987	[a]	3,895,448
U.S. Treasury Inflation Protected Securities, Notes	0.13	7/15/26	996,978	[a]	945,542
U.S. Treasury Inflation Protected Securities, Notes	0.13	7/15/22	1,055,604	[a]	1,031,270
U.S. Treasury Inflation Protected Securities, Notes	0.13	1/15/22	5,090,350	[a]	4,965,662
U.S. Treasury Inflation Protected Securities, Notes	0.13	7/15/24	18,169,053	[a,b]	17,517,423
U.S. Treasury Inflation Protected Securities, Notes	0.13	4/15/22	2,782,455	[a]	2,706,126
U.S. Treasury Inflation Protected Securities, Notes	0.13	4/15/20	10,285,369	[a]	10,129,938
U.S. Treasury Inflation Protected Securities, Notes	0.38	1/15/27	12,329,939	[a]	11,852,126
U.S. Treasury Inflation Protected Securities, Notes	0.38	7/15/23	8,058,408	[a]	7,923,961
U.S. Treasury Inflation Protected Securities, Notes	0.38	7/15/27	8,335,260	[a]	8,018,146
U.S. Treasury Inflation Protected Securities, Notes	0.38	7/15/25	3,558,883	[a]	3,463,873
U.S. Treasury Inflation Protected Securities, Notes	0.50	1/15/28	4,747,262	[a]	4,589,568
U.S. Treasury Inflation Protected Securities, Notes	0.63	7/15/21	3,398,585	[a]	3,388,514

8

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Bonds and Notes - 100.2% (continued)
U.S. Government Securities - 100.2% (continued)
U.S. Treasury Inflation Protected Securities, Notes	0.63	1/15/26	3,784,781	[a]	3,727,607
U.S. Treasury Inflation Protected Securities, Notes	0.63	1/15/24	12,678,456	[a,b]	12,554,127
U.S. Treasury Inflation Protected Securities, Notes	1.25	7/15/20	11,090,614	[a]	11,210,681
Total Bonds and Notes (cost $124,513,149)			121,757,118
	7-Day Yield (%)		Shares
Other Investment - .2%
Registered Investment Company;
Dreyfus Institutional Preferred Government Plus Money Market Fund (cost $222,718)	1.90		222,718	[c]	222,718
Total Investments (cost $124,735,867)			100.4%	121,979,836
Liabilities, Less Cash and Receivables			(0.4%)	(437,890)
Net Assets			100.0%	121,541,946

a Principal amount for accrual purposes is periodically adjusted based on changes in the Consumer Price Index.

b Security, or portion thereof, on loan. At July 31, 2018, the value of the fund’s securities on loan was $25,337,250 and the value of the collateral held by the fund was $25,856,256, consisting of U.S. Government & Agency securities.

c Investment in affiliated issuer. The investment objective of this investment company is publicly available and can be found within the respective investment company’s prospectus.

Portfolio Summary (Unaudited) †	Value (%)
U.S. Government & Agencies	100.2
Money Market Investment	.2
100.4

† Based on net assets.

See notes to financial statements.

9

STATEMENT OF INVESTMENTS IN AFFILIATED ISSUERS

Registered Investment Company	Value 7/31/17($)	Purchases($)	Sales($)	Value 7/31/18($)	Net Assets(%)	Dividends/ Distributions($)
Dreyfus Institutional Preferred Government Plus Money Market Fund	486,016	24,432,305	24,695,603	222,718.2		10,924

See notes to financial statements.

10

STATEMENT OF ASSETS AND LIABILITIES
July 31, 2018

	Cost	Value
Assets ($):
Investments in securities—See Statement of Investments (including securities on loan, valued at $25,337,250)—Note 1(b):
Unaffiliated issuers	124,513,149	121,757,118
Affiliated issuers	222,718	222,718
Receivable for investment securities sold		3,524,331
Dividends, interest and securities lending income receivable		36,859
Receivable for shares of Common Stock subscribed		30,000
Prepaid expenses		21,523
		125,592,549
Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(b)		43,638
Cash overdraft due to Custodian		282,126
Payable for investment securities purchased		3,413,765
Payable for shares of Common Stock redeemed		224,334
Directors fees and expenses payable		23,127
Accrued expenses		63,613
		4,050,603
Net Assets ($)		121,541,946
Composition of Net Assets ($):
Paid-in capital		140,187,201
Accumulated undistributed investment income—net		573,731
Accumulated net realized gain (loss) on investments		(16,462,955)
Accumulated net unrealized appreciation (depreciation) on investments		(2,756,031)
Net Assets ($)		121,541,946

Net Asset Value Per Share	Class I	Investor Shares	Class Y
Net Assets ($)	21,532,619	12,459,857	87,549,470
Shares Outstanding	1,753,930	1,017,678	7,124,071
Net Asset Value Per Share ($)	12.28	12.24	12.29

See notes to financial statements.

11

STATEMENT OF OPERATIONS
Year Ended July 31, 2018

Investment Income ($):
Income:
Interest	3,912,931
Dividends from affiliated issuers	10,924
Income from securities lending—Note 1(b)	24,097
Total Income	3,947,952
Expenses:
Management fee—Note 3(a)	368,907
Professional fees	91,125
Shareholder servicing costs—Note 3(b)	57,687
Registration fees	48,446
Directors’ fees and expenses—Note 3(c)	38,733
Prospectus and shareholders’ reports	17,439
Custodian fees—Note 3(b)	4,168
Loan commitment fees—Note 2	2,664
Miscellaneous	29,792
Total Expenses	658,961
Less—reduction in fees due to earnings credits—Note 3(b)	(370)
Net Expenses	658,591
Investment Income—Net	3,289,361
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	(461,536)
Net unrealized appreciation (depreciation) on investments	(2,677,119)
Net Realized and Unrealized Gain (Loss) on Investments	(3,138,655)
Net Increase in Net Assets Resulting from Operations	150,706

See notes to financial statements.

12

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended July 31,
	2018	2017
Operations ($):
Investment income—net	3,289,361	2,242,304
Net realized gain (loss) on investments	(461,536)	(120,697)
Net unrealized appreciation (depreciation) on investments	(2,677,119)	(2,496,826)
Net Increase (Decrease) in Net Assets Resulting from Operations	150,706	(375,219)
Distributions to Shareholders from ($):
Investment income—net:
Class I	(580,493)	(279,302)
Investor Shares	(335,690)	(207,460)
Class Y	(2,507,956)	(1,499,313)
Total Distributions	(3,424,139)	(1,986,075)
Capital Stock Transactions ($):
Net proceeds from shares sold:
Class I	8,907,848	7,806,313
Investor Shares	912,820	1,116,979
Class Y	20,038,701	23,528,838
Distributions reinvested:
Class I	563,887	263,963
Investor Shares	324,027	198,426
Class Y	345,258	227,257
Cost of shares redeemed:
Class I	(6,897,422)	(5,817,004)
Investor Shares	(3,656,545)	(5,095,726)
Class Y	(22,606,045)	(25,528,453)
Increase (Decrease) in Net Assets from Capital Stock Transactions	(2,067,471)	(3,299,407)
Total Increase (Decrease) in Net Assets	(5,340,904)	(5,660,701)
Net Assets ($):
Beginning of Period	126,882,850	132,543,551
End of Period	121,541,946	126,882,850
Undistributed investment income—net	573,731	708,509

13

STATEMENT OF CHANGES IN NET ASSETS (continued)

	Year Ended July 31,
	2018	2017
Capital Share Transactions (Shares):
Class Ia
Shares sold	713,659	616,365
Shares issued for distributions reinvested	45,334	20,902
Shares redeemed	(553,075)	(458,785)
Net Increase (Decrease) in Shares Outstanding	205,918	178,482
Investor Shares
Shares sold	73,266	88,524
Shares issued for distributions reinvested	26,110	15,752
Shares redeemed	(292,948)	(403,059)
Net Increase (Decrease) in Shares Outstanding	(193,572)	(298,783)
Class Ya
Shares sold	1,612,757	1,858,498
Shares issued for distributions reinvested	27,715	17,978
Shares redeemed	(1,812,571)	(2,015,456)
Net Increase (Decrease) in Shares Outstanding	(172,099)	(138,980)

[a] During the period ended July 31, 2018, 103,427 Class Y shares representing $1,290,282 were exchanged for 103,530 Class I shares and during the period ended July 31, 2017, 117,128 Class Y shares representing $1,489,210 were exchanged for 117,226 Class I shares.

See notes to financial statements.

14

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund’s financial statements.

	Year Ended July 31,
Class I Shares	2018	2017	2016	2015	2014
Per Share Data ($):
Net asset value, beginning of period	12.61	12.85	12.51	12.89	12.80
Investment Operations:
Investment income—net[a]	.33	.21	.10	.01	.28
Net realized and unrealized gain (loss) on investments	(.32)	(.26)	.31	(.30)	.07
Total from Investment Operations	.01	(.05)	.41	(.29)	.35
Distributions:
Dividends from investment income-net	(.34)	(.19)	(.07)	(.09)	(.26)
Net asset value, end of period	12.28	12.61	12.85	12.51	12.89
Total Return (%)	.11	(.39)	3.27	(2.24)	2.76
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.55	.51	.54	.52	.40
Ratio of net expenses to average net assets	.55	.51	.54	.52	.40
Ratio of net investment income to average net assets	2.66	1.67	.80	.05	2.23
Portfolio Turnover Rate	47.82	51.76	59.68	53.54	74.65
Net Assets, end of period ($ x 1,000)	21,533	19,525	17,594	20,099	33,537

a Based on average shares outstanding.

See notes to financial statements.

15

FINANCIAL HIGHLIGHTS (continued)

	Year Ended July 31,
Investor Shares	2018	2017	2016	2015	2014
Per Share Data ($):
Net asset value, beginning of period	12.58	12.81	12.50	12.90	12.81
Investment Operations:
Investment income (loss)—net[a]	.30	.18	.07	(.03)	.24
Net realized and unrealized gain (loss) on investments	(.33)	(.26)	.30	(.29)	.07
Total from Investment Operations	(.03)	(.08)	.37	(.32)	.31
Distributions:
Dividends from investment income-net	(.31)	(.15)	(.06)	(.08)	(.22)
Net asset value, end of period	12.24	12.58	12.81	12.50	12.90
Total Return (%)	(.23)	(.60)	3.00	(2.52)	2.44
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.80	.76	.76	.74	.72
Ratio of net expenses to average net assets	.80	.76	.76	.74	.72
Ratio of net investment income (loss) to average net assets	2.40	1.41	.58	(.25)	1.92
Portfolio Turnover Rate	47.82	51.76	59.68	53.54	74.65
Net Assets, end of period ($ x 1,000)	12,460	15,236	19,343	21,488	26,864

a Based on average shares outstanding.

See notes to financial statements.

16

	Year Ended July 31,
Class Y Shares	2018	2017	2016	2015	2014
Per Share Data ($):
Net asset value, beginning of period	12.63	12.86	12.51	12.89	12.81
Investment Operations:
Investment income—net[a]	.34	.22	.11	.01	.28
Net realized and unrealized gain (loss) on investments	(.33)	(.25)	.31	(.29)	.06
Total from Investment Operations	.01	(.03)	.42	(.28)	.34
Distributions:
Dividends from investment income-net	(.35)	(.20)	(.07)	(.10)	(.26)
Net asset value, end of period	12.29	12.63	12.86	12.51	12.89
Total Return (%)	.10	(.24)	3.36	(2.19)	2.72
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.49	.43	.44	.41	.39
Ratio of net expenses to average net assets	.49	.43	.44	.41	.39
Ratio of net investment income to average net assets	2.72	1.74	.90	.11	2.24
Portfolio Turnover Rate	47.82	51.76	59.68	53.54	74.65
Net Assets, end of period ($ x 1,000)	87,549	92,121	95,606	140,443	170,021

a Based on average shares outstanding.

See notes to financial statements.

17

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

Dreyfus Inflation Adjusted Securities Fund (the “fund”) is a separate diversified series of Dreyfus Investment Grade Funds, Inc. (the “Company”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently offering three series, including the fund. The fund’s investment objective is to seek returns that exceed the rate of inflation. The Dreyfus Corporation (the “Manager” or “Dreyfus”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser.

MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of Dreyfus, is the distributor of the fund’s shares. The fund is authorized to issue 1.1 billion shares of $.001 par value Common Stock. The fund currently has authorized three classes of shares: Class I (500 million shares authorized), Investor (500 million shares authorized) and Class Y (100 million shares authorized). Class I and Class Y shares are sold at net asset value per share generally to institutional investors. Investor shares are subject to a Shareholder Services Plan fee. Other differences between the classes include the services offered to and the expenses borne by each class, the allocation of certain transfer agency costs, and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The Company enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these

18

arrangements is unknown. The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

Registered investment companies that are not traded on an exchange are valued at their net asset value and are generally categorized within Level 1 of the fair value hierarchy.

Investments in securities, excluding short-term investments (other than U.S. Treasury Bills), are valued each business day by an independent pricing service (the “Service”) approved by the Company’s Board of Directors (the “Board”). Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the

19

NOTES TO FINANCIAL STATEMENTS (continued)

judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are valued as determined by the Service, based on methods which include consideration of the following: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. These securities are generally categorized within Level 2 of the fair value hierarchy.

The Service is engaged under the general supervision of the Board.

When market quotations or official closing prices are not readily available, or are determined not to accurately reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Board. Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. These securities are either categorized within Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.

For restricted securities where observable inputs are limited, assumptions about market activity and risk are used and such securities are generally categorized within Level 3 of the fair value hierarchy.

The following is a summary of the inputs used as of July 31, 2018 in valuing the fund’s investments:

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Assets($) Investments in Securities:
Registered Investment Company	222,718	-	-	222,718
U.S. Treasury	-	121,757,118	-	121,757,118

20

At July 31, 2018, there were no transfers between levels of the fair value hierarchy. It is the fund’s policy to recognize transfers between levels at the end of the reporting period.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis. Inflation adjustments to the face amount of inflation-indexed securities are included in interest income.

Pursuant to a securities lending agreement with The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus, the fund may lend securities to qualified institutions. It is the fund’s policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Collateral is either in the form of cash, which can be invested in certain money market mutual funds managed by Dreyfus, or U.S. Government and Agency securities. The fund is entitled to receive all dividends, interest and distributions on securities loaned, in addition to income earned as a result of the lending transaction. Should a borrower fail to return the securities in a timely manner, The Bank of New York Mellon is required to replace the securities for the benefit of the fund or credit the fund with the market value of the unreturned securities and is subrogated to the fund’s rights against the borrower and the collateral. Additionally, the contractual maturity of security lending transactions are on an overnight and continuous basis. During the period ended July 31, 2018, The Bank of New York Mellon earned $4,427 from lending portfolio securities, pursuant to the securities lending agreement.

(c) Affiliated issuers: Investments in other investment companies advised by Dreyfus are defined as “affiliated” under the Act.

(d) Dividends and distributions to shareholders: It is the policy of the fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”). To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such

21

NOTES TO FINANCIAL STATEMENTS (continued)

gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(e) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended July 31, 2018, the fund did not have any liabilities for any uncertain tax positions. The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period ended July 31, 2018, the fund did not incur any interest or penalties.

Each tax year in the four-year period ended July 31, 2018 remains subject to examination by the Internal Revenue Service and state taxing authorities.

At July 31, 2018, the components of accumulated earnings on a tax basis were as follows: undistributed ordinary income $573,731, accumulated capital losses $15,928,498 and unrealized depreciation $3,290,488.

Under the Regulated Investment Company Modernization Act of 2010, the fund is permitted to carry forward capital losses for an unlimited period. Furthermore, capital loss carryovers retain their character as either short-term or long-term capital losses.

The accumulated capital loss carryover is available for federal income tax purposes to be applied against future net realized capital gains, if any, realized subsequent to July 31, 2018. The fund has $8,191,018 of short-term capital losses and $7,737,480 of long-term capital losses which can be carried forward for an unlimited period.

The tax character of distributions paid to shareholders during the fiscal periods ended July 31, 2018 and July 31, 2017 were as follows: ordinary income $3,424,139 and $1,986,075, respectively.

NOTE 2—Bank Lines of Credit:

The fund participates with other Dreyfus-managed funds in an $830 million unsecured credit facility led by Citibank, N.A. and a $300 million unsecured credit facility provided by The Bank of New York Mellon (each, a “Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions. Prior to October 4, 2017, the unsecured credit facility with Citibank, N.A. was $810 million. In connection therewith, the fund has agreed to pay its pro rata portion of

22

commitment fees for each Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing. During the period ended July 31, 2018, the fund did not borrow under the Facilities.

NOTE 3—Management Fee and Other Transactions with Affiliates:

(a) Pursuant to a management agreement with Dreyfus, the management fee is computed at the annual rate of .30% of the value of the fund’s average daily net assets and is payable monthly.

(b) Under the Shareholder Services Plan, Investor shares pay the Distributor at an annual rate of .25% of the value of its average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts, such as recordkeeping and sub-accounting services. The Distributor may make payments to Service Agents (securities dealers, financial institutions or other industry professionals) with respect to these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended July 31, 2018, the fund was charged $33,744 pursuant to the Shareholder Services Plan.

The fund has arrangements with the transfer agent and the custodian whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset transfer agency and custody fees. For financial reporting purposes, the fund includes net earnings credits as an expense offset in the Statement of Operations.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of Dreyfus, under a transfer agency agreement for providing transfer agency and cash management services for the fund. The majority of transfer agency fees are comprised of amounts paid on a per account basis, while cash management fees are related to fund subscriptions and redemptions. During the period ended July 31, 2018, the fund was charged $6,214 for transfer agency services and $370 for cash management services. These fees are included in Shareholder servicing costs in the Statement of Operations. Cash management fees were offset by earnings credits of $370.

The fund compensates The Bank of New York Mellon under a custody agreement for providing custodial services for the fund. These fees are determined based on net assets, geographic region and transaction activity. During the period ended July 31, 2018, the fund was charged $4,168 pursuant to the custody agreement.

23

NOTES TO FINANCIAL STATEMENTS (continued)

During the period ended July 31, 2018, the fund was charged $12,585 for services performed by the Chief Compliance Officer and his staff. These fees are included in Miscellaneous in the Statement of Operations.

The components of “Due to The Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities consist of: management fees $31,290, Shareholder Services Plan fees $2,654, custodian fees $1,276, Chief Compliance Officer fees $7,374 and transfer agency fees $1,044.

(c) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities during the period ended July 31, 2018, amounted to $58,552,126 and $60,409,451, respectively.

At July 31, 2018, the cost of investments for federal income tax purposes was $125,270,324; accordingly, accumulated net unrealized depreciation on investments was $3,290,488, consisting of all gross unrealized depreciation.

24

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and the Board of Directors of Dreyfus Inflation Adjusted Securities Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Dreyfus Inflation Adjusted Securities Fund (the “Fund”) (one of the funds constituting Dreyfus Investment Grade Funds, Inc.), including the statements of investments and investments in affiliated issuers, as of July 31, 2018, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the funds constituting Dreyfus Investment Grade Funds, Inc.) at July 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of the Fund’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 2018, by correspondence with the custodian and others or by other appropriate auditing procedures where replies were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Dreyfus investment companies since at least 1957, but we are unable to determine the specific year.

New York, New York
September 26, 2018

25

IMPORTANT TAX INFORMATION (Unaudited)

For federal tax purposes the fund hereby reports 100% of ordinary income dividends paid during the fiscal year ended July 31, 2018 as qualifying “interest related dividends.” Also, for state individual income tax purposes, the fund hereby reports 100% of the ordinary income dividends paid during its fiscal year ended July 31, 2018 as attributable to interest income from direct obligations of the United States. Such dividends are currently exempt from taxation for individual income tax purposes in most states, including New York, California, Connecticut and the District of Columbia.

26

INFORMATION ABOUT THE RENEWAL OF THE FUND’S MANAGEMENT AGREEMENT (Unaudited)

At a meeting of the fund’s Board of Directors held on July 18-19, 2018, the Board considered the renewal of the fund’s Management Agreement pursuant to which Dreyfus provides the fund with investment advisory and administrative services (the “Agreement”). The Board members, a majority of whom are not “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the fund, were assisted in their review by independent legal counsel and met with counsel in executive session separate from Dreyfus representatives. In considering the renewal of the Agreement, the Board considered all factors that it believed to be relevant, including those discussed below. The Board did not identify any one factor as dispositive, and each Board member may have attributed different weights to the factors considered.

Analysis of Nature, Extent, and Quality of Services Provided to the Fund. The Board considered information provided to them at the meeting and in previous presentations from Dreyfus representatives regarding the nature, extent, and quality of the services provided to funds in the Dreyfus fund complex. Dreyfus provided the number of open accounts in the fund, the fund’s asset size and the allocation of fund assets among distribution channels. Dreyfus also had previously provided information regarding the diverse intermediary relationships and distribution channels of funds in the Dreyfus fund complex (such as retail direct or intermediary, in which intermediaries typically are paid by the fund and/or Dreyfus) and Dreyfus’ corresponding need for broad, deep, and diverse resources to be able to provide ongoing shareholder services to each intermediary or distribution channel, as applicable to the fund.

The Board also considered research support available to, and portfolio management capabilities of, the fund’s portfolio management personnel and that Dreyfus also provides oversight of day-to-day fund operations, including fund accounting and administration and assistance in meeting legal and regulatory requirements. The Board also considered Dreyfus’ extensive administrative, accounting and compliance infrastructures.

Comparative Analysis of the Fund’s Performance and Management Fee and Expense Ratio. The Board reviewed reports prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company data, which included information comparing (1) the fund’s performance with the performance of a group of comparable funds (the “Performance Group”) and with a broader group of funds (the “Performance Universe”), all for various periods ended May 31, 2018, and (2) the fund’s actual and contractual management fees and total expenses with those of a group of comparable funds (the “Expense Group”) and with a broader group of funds (the “Expense Universe”), the information for which was derived in part from fund financial statements available to Broadridge as of the date of its analysis. Dreyfus previously had furnished the Board with a description of the methodology Broadridge used to select the Performance Group and Performance Universe and the Expense Group and Expense Universe.

Dreyfus representatives stated that the usefulness of performance comparisons may be affected by a number of factors, including different investment limitations that may be

27

INFORMATION ABOUT THE RENEWAL OF THE FUND’S MANAGEMENT AGREEMENT (Unaudited) (continued)

applicable to the fund and comparison funds. The Board discussed with representatives of Dreyfus and/or its affiliates the results of the comparisons and considered that the fund’s total return performance was below the Performance Group and Performance Universe medians for all periods, except the ten-year period when it was above the Performance Group median. The Board also considered that the fund’s yield performance was at or above the Performance Group median for all ten one-year periods and above or within one basis point of the Performance Universe median for seven of the ten one-year periods ended May 31st. Dreyfus also provided a comparison of the fund’s calendar year total returns to the returns of the fund’s benchmark index, and it was considered that the fund’s returns were above the returns of the index in five of the ten calendar years shown.

The Board also reviewed the range of actual and contractual management fees and total expenses of the Expense Group and Expense Universe funds and discussed the results of the comparisons. The Board considered that: the fund’s contractual management fee was slightly below the Expense Group median, the fund’s actual management fee was at the Expense Group and Expense Universe medians and the fund’s total expenses were at the Expense Group median and above the Expense Universe median.

Dreyfus representatives reviewed with the Board the management or investment advisory fees (1) paid by funds advised or administered by Dreyfus that are in the same Lipper category as the fund and (2) paid to Dreyfus or the Dreyfus-affiliated primary employer of the fund’s primary portfolio manager(s) for advising any separate accounts and/or other types of client portfolios that are considered to have similar investment strategies and policies as the fund (the “Similar Clients”), and explained the nature of the Similar Clients. They discussed differences in fees paid and the relationship of the fees paid in light of any differences in the services provided and other relevant factors. The Board considered the relevance of the fee information provided for the Similar Clients to evaluate the appropriateness of the fund’s management fee.

Analysis of Profitability and Economies of Scale. Dreyfus representatives reviewed the expenses allocated and profit received by Dreyfus and its affiliates and the resulting profitability percentage for managing the fund and the aggregate profitability percentage to Dreyfus and its affiliates for managing the funds in the Dreyfus fund complex, and the method used to determine the expenses and profit. The Board concluded that the profitability results were not unreasonable, given the services rendered and service levels provided by Dreyfus. The Board also had been provided with information prepared by an independent consulting firm regarding Dreyfus’ approach to allocating costs to, and determining the profitability of, individual funds and the entire Dreyfus fund complex. The consulting firm also had analyzed where any economies of scale might emerge in connection with the management of a fund.

The Board considered, on the advice of its counsel, the profitability analysis (1) as part of its evaluation of whether the fees under the Agreement, considered in relation to the mix of services provided by Dreyfus, including the nature, extent and quality of such services, supported the renewal of the Agreement and (2) in light of the relevant circumstances for the fund and the extent to which economies of scale would be

28

realized if the fund grows and whether fee levels reflect these economies of scale for the benefit of fund shareholders. Dreyfus representatives stated that a discussion of economies of scale is predicated on a fund having achieved a substantial size with increasing assets and that, if a fund’s assets had been stable or decreasing, the possibility that Dreyfus may have realized any economies of scale would be less. Dreyfus representatives also stated that, as a result of shared and allocated costs among funds in the Dreyfus fund complex, the extent of economies of scale could depend substantially on the level of assets in the complex as a whole, so that increases and decreases in complex-wide assets can affect potential economies of scale in a manner that is disproportionate to, or even in the opposite direction from, changes in the fund’s asset level. The Board also considered potential benefits to Dreyfus from acting as investment adviser and took into consideration that there were no soft dollar arrangements in effect for trading the fund’s investments.

At the conclusion of these discussions, the Board agreed that it had been furnished with sufficient information to make an informed business decision with respect to the renewal of the Agreement. Based on the discussions and considerations as described above, the Board concluded and determined as follows.

• The Board concluded that the nature, extent and quality of the services provided by Dreyfus are adequate and appropriate.

• The Board generally was satisfied with the fund’s yield performance, but expressed concern about the fund’s total return performance and agreed to closely monitor performance.

• The Board concluded that the fee paid to Dreyfus continued to be appropriate under the circumstances and in light of the factors and the totality of the services provided as discussed above.

• The Board determined that the economies of scale which may accrue to Dreyfus and its affiliates in connection with the management of the fund had been adequately considered by Dreyfus in connection with the fee rate charged to the fund pursuant to the Agreement and that, to the extent in the future it were determined that material economies of scale had not been shared with the fund, the Board would seek to have those economies of scale shared with the fund.

In evaluating the Agreement, the Board considered these conclusions and determinations and also relied on its previous knowledge, gained through meetings and other interactions with Dreyfus and its affiliates, of Dreyfus and the services provided to the fund by Dreyfus. The Board also relied on information received on a routine and regular basis throughout the year relating to the operations of the fund and the investment management and other services provided under the Agreement, including information on the investment performance of the fund in comparison to similar mutual funds and benchmark performance indicies; general market outlook as applicable to the fund; and compliance reports. In addition, the Board’s consideration of the contractual fee arrangements for this fund had the benefit of a number of years of

29

INFORMATION ABOUT THE RENEWAL OF THE FUND’S MANAGEMENT AGREEMENT (Unaudited) (continued)

reviews of the Agreement for the fund, or substantially similar agreements for other Dreyfus funds that the Board oversees, during which lengthy discussions took place between the Board and Dreyfus representatives. Certain aspects of the arrangements may receive greater scrutiny in some years than in others, and the Board’s conclusions may be based, in part, on their consideration of the fund’s arrangements, or substantially similar arrangements for other Dreyfus funds that the Board oversees, in prior years. The Board determined to renew the Agreement.

30

BOARD MEMBERS INFORMATION (Unaudited)

INDEPENDENT BOARD MEMBERS

Joseph S. DiMartino (74)

Chairman of the Board (1995)

Principal Occupation During Past 5 Years:

• Corporate Director and Trustee (1995-present)

Other Public Company Board Memberships During Past 5 Years:

• CBIZ (formerly, Century Business Services, Inc.), a provider of outsourcing functions for small and medium size companies, Director (1997-present)

No. of Portfolios for which Board Member Serves: 124

———————

Francine J. Bovich (66)

Board Member (2015)

Principal Occupation During Past 5 Years:

• Trustee, The Bradley Trusts, private trust funds (2011-present)

Other Public Company Board Membership During Past 5 Years:

• Annaly Capital Management, Inc., a real estate investment trust, Director (2014-present)

No. of Portfolios for which Board Member Serves: 72

———————

Isabel P. Dunst (71)

Board Member (2014)

Principal Occupation During Past 5 Years:

• Senior Counsel, Hogan Lovells LLP (2018-present; previously, Of Counsel, 2015-2018, Partner, 1990-2014)

No. of Portfolios for which Board Member Serves: 33

———————

Nathan Leventhal (75)

Board Member (2009)

Principal Occupation During Past 5 Years:

• President Emeritus of Lincoln Center for the Performing Arts (2001-present)

• Chairman of the Avery Fisher Artist Program (1997-2014)

Other Public Company Board Membership During Past 5 Years:

• Movado Group, Inc., Director (2003-present)

No. of Portfolios for which Board Member Serves: 47

———————

31

BOARD MEMBERS INFORMATION (Unaudited) (continued)
INDEPENDENT BOARD MEMBERS (continued)

Robin A. Melvin (54)

Board Member (2014)

Principal Occupation During Past 5 Years:

• Co-chairman, Illinois Mentoring Partnership, non-profit organization dedicated to increasing the quantity and quality of mentoring services in Illinois (2014-present; board member since 2013)

No. of Portfolios for which Board Member Serves: 99

———————

Roslyn M. Watson (68)

Board Member (2014)

Principal Occupation During Past 5 Years:

• Principal, Watson Ventures, Inc., a real estate investment company (1993-present)

No. of Portfolios for which Board Member Serves: 58

———————

Benaree Pratt Wiley (72)

Board Member (2009)

Principal Occupation During Past 5 Years:

• Principal, The Wiley Group, a firm specializing in strategy and business development (2005-present)

Other Public Company Board Membership During Past 5 Years:

• CBIZ (formerly, Century Business Services, Inc.), a provider of outsourcing functions for small and medium size companies, Director (2008-present)

No. of Portfolios for which Board Member Serves: 79

———————

32

INTERESTED BOARD MEMBERS

J. Charles Cardona (62)

Board Member (2014)

Principal Occupation During Past 5 Years:

• Retired. President and a Director of the Manager (2008-2016), Chairman of the Distributor (2013-2016, Executive Vice President, 1997-2013)

No. of Portfolios for which Board Member Serves: 33

J. Charles Cardona is deemed to be an “interested person” (as defined under the Act) of the Company as a result of his previous affiliation with The Dreyfus Corporation.

———————

Gordon J. Davis (76)

Board Member (2012)

Principal Occupation During Past 5 Years:

• Partner in the law firm of Venable LLP (2012-present)

Other Public Company Board Membership During Past 5 Years:

• Consolidated Edison, Inc., a utility company, Director (1997-2014)

• The Phoenix Companies, Inc., a life insurance company, Director (2000-2014)

No. of Portfolios for which Board Member Serves: 54

Gordon J. Davis is deemed to be an “interested person” (as defined under the Act) of the Company as a result of his affiliation with Venable LLP, which provides legal services to the Company.

———————

Once elected all Board Members serve for an indefinite term, but achieve Emeritus status upon reaching age 80. The address of the Board Members and Officers is c/o The Dreyfus Corporation, 200 Park Avenue, New York, New York 10166. Additional information about the Board Members is available in the fund’s Statement of Additional Information which can be obtained from Dreyfus free of charge by calling this toll free number: 1-800-DREYFUS.

Clifford L. Alexander, Jr., Emeritus Board Member

Whitney I. Gerald, Emeritus Board Member

George L. Perry, Emeritus Board Member

33

OFFICERS OF THE FUND (Unaudited)

BRADLEY J. SKAPYAK, President since January 2010.

Chief Operating Officer and a director of the Manager since June 2009, Chairman of Dreyfus Transfer, Inc., an affiliate of the Manager and the transfer agent of the funds, since May 2011 and Chief Executive Officer of MBSC Securities Corporation since August 2016. He is an officer of 62 investment companies (comprised of 124 portfolios) managed by the Manager. He is 59 years old and has been an employee of the Manager since February 1988.

BENNETT A. MACDOUGALL, Chief Legal Officer since October 2015.

Chief Legal Officer of the Manager and Associate General Counsel and Managing Director of BNY Mellon since June 2015; from June 2005 to June 2015, he served in various capacities with Deutsche Bank – Asset & Wealth Management Division, including as Director and Associate General Counsel, and Chief Legal Officer of Deutsche Investment Management Americas Inc. from June 2012 to May 2015. He is an officer of 63 investment companies (comprised of 149 portfolios) managed by the Manager. He is 46 years old and has been an employee of the Manager since June 2015.

JAMES BITETTO, Vice President since August 2005 and Secretary since February 2018.

Managing Counsel of BNY Mellon and Secretary of the Manager, and an officer of 63 investment companies (comprised of 149 portfolios) managed by the Manager. He is 52 years old and has been an employee of the Manager since December 1996.

JOSEPH M. CHIOFFI, Vice President and Assistant Secretary since August 2005.

Managing Counsel of BNY Mellon, and an officer of 63 investment companies (comprised of 149 portfolios) managed by the Manager. He is 56 years old and has been an employee of the Manager since June 2000.

SONALEE CROSS, Vice President and Assistant Secretary since March 2018.

Counsel of BNY Mellon since October 2016; Associate at Proskauer Rose LLP from April 2016 to September 2016; Attorney at EnTrust Capital from August 2015 to February 2016; Associate at Sidley Austin LLP from September 2013 until August 2015. She is an officer of 63 investment companies (comprised of 149 portfolios) managed by Dreyfus. She is 30 years old and has been an employee of the Manager since October 2016.

MAUREEN E. KANE, Vice President and Assistant Secretary since April 2015.

Managing Counsel of BNY Mellon since July 2014; from October 2004 until July 2014, General Counsel, and from May 2009 until July 2014, Chief Compliance Officer of Century Capital Management. She is an officer of 63 investment companies (comprised of 149 portfolios) managed by the Manager. She is 56 years old and has been an employee of the Manager since July 2014.

SARAH S. KELLEHER, Vice President and Assistant Secretary since April 2014.

Managing Counsel of BNY Mellon. She is an officer of 63 investment companies (comprised of 149 portfolios) managed by the Manager. She is 42 years old and has been an employee of the Manager since March 2013.

JEFF PRUSNOFSKY, Vice President and Assistant Secretary since August 2005.

Senior Managing Counsel of BNY Mellon, and an officer of 63 investment companies (comprised of 149 portfolios) managed by the Manager. He is 53 years old and has been an employee of the Manager since October 1990.

NATALYA ZELENSKY, Vice President and Assistant Secretary since March 2017.

Counsel of BNY Mellon since May 2016; Attorney at Wildermuth Endowment Strategy Fund/Wildermuth Advisory, LLC from November 2015 until May 2016; Assistant General Counsel at RCS Advisory Services from July 2014 until November 2015; Associate at Sutherland, Asbill & Brennan from January 2013 until January 2014. She is an officer of 63 investment companies (comprised of 149 portfolios) managed by Dreyfus. She is 33 years old and has been an employee of the Manager since May 2016.

JAMES WINDELS, Treasurer since November 2001.

Director – Mutual Fund Accounting of the Manager, and an officer of 63 investment companies (comprised of 149 portfolios) managed by the Manager. He is 59 years old and has been an employee of the Manager since April 1985.

RICHARD CASSARO, Assistant Treasurer since January 2008.

Senior Accounting Manager – Money Market and Municipal Bond Funds of the Manager, and an officer of 63 investment companies (comprised of 149 portfolios) managed by the Manager. He is 59 years old and has been an employee of the Manager since September 1982.

34

GAVIN C. REILLY, Assistant Treasurer since December 2005.

Tax Manager of the Investment Accounting and Support Department of the Manager, and an officer of 63 investment companies (comprised of 149 portfolios) managed by the Manager. He is 49 years old and has been an employee of the Manager since April 1991.

ROBERT S. ROBOL, Assistant Treasurer since August 2003.

Senior Accounting Manager – Dreyfus Financial Reporting of the Manager, and an officer of 63 investment companies (comprised of 149 portfolios) managed by the Manager. He is 54 years old and has been an employee of the Manager since October 1988.

ROBERT SALVIOLO, Assistant Treasurer since July 2007.

Senior Accounting Manager – Equity Funds of the Manager, and an officer of 63 investment companies (comprised of 149 portfolios) managed by the Manager. He is 51 years old and has been an employee of the Manager since June 1989.

ROBERT SVAGNA, Assistant Treasurer since August 2005.

Senior Accounting Manager – Fixed Income and Equity Funds of the Manager, and an officer of 63 investment companies (comprised of 149 portfolios) managed by the Manager. He is 51 years old and has been an employee of the Manager since November 1990.

JOSEPH W. CONNOLLY, Chief Compliance Officer since October 2004.

Chief Compliance Officer of the Manager, the Dreyfus Family of Funds and BNY Mellon Funds Trust (63 investment companies, comprised of 149 portfolios). He is 61 years old and has served in various capacities with the Manager since 1980, including manager of the firm’s Fund Accounting Department from 1997 through October 2001.

CARIDAD M. CAROSELLA, Anti-Money Laundering Compliance Officer since January 2016

Anti-Money Laundering Compliance Officer of the Dreyfus Family of Funds and BNY Mellon Funds Trust since January 2016; from May 2015 to December 2015, Interim Anti-Money Laundering Compliance Officer of the Dreyfus Family of Funds and BNY Mellon Funds Trust and the Distributor; from January 2012 to May 2015, AML Surveillance Officer of the Distributor and from 2007 to December 2011, Financial Processing Manager of the Distributor. She is an officer of 57 investment companies (comprised of 143 portfolios) managed by the Manager. She is 50 years old and has been an employee of the Distributor since 1997.

35

NOTES

36

NOTES

37

For More Information

Dreyfus Inflation Adjusted Securities Fund

200 Park Avenue
New York, NY 10166

Manager

The Dreyfus Corporation
200 Park Avenue
New York, NY 10166

Custodian

The Bank of New York Mellon
240 Greenwich Street
New York, NY 10286

Transfer Agent &
Dividend Disbursing Agent

Dreyfus Transfer, Inc.
200 Park Avenue
New York, NY 10166

Distributor

MBSC Securities Corporation
200 Park Avenue
New York, NY 10166

Ticker Symbols:	Class I: DIASX Investor: DIAVX Class Y: DAIYX

Telephone Call your financial representative or 1-800-DREYFUS

Mail The Dreyfus Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144

E-mail Send your request to info@dreyfus.com

Internet Information can be viewed online or downloaded at www.dreyfus.com

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (phone 1-800-SEC-0330 for information).

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at www.dreyfus.com and on the SEC’s website at www.sec.gov and without charge, upon request, by calling 1-800-DREYFUS.

© 2018 MBSC Securities Corporation 0588AR0718

Dreyfus Intermediate Term Income Fund

ANNUAL REPORT July 31, 2018

Save time. Save paper. View your next shareholder report online as soon as it’s available. Log into www.dreyfus.com and sign up for Dreyfus eCommunications. It’s simple and only takes a few minutes.

The views expressed in this report reflect those of the portfolio manager(s) only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

FOR MORE INFORMATION

Back Cover

Dreyfus Intermediate Term Income Fund	The Fund

A LETTER FROM THE PRESIDENT OF DREYFUS

Dear Shareholder:

We are pleased to present this annual report for Dreyfus Intermediate Term Income Fund, covering the 12-month period from August 1, 2017 through July 31, 2018. For information about how the fund performed during the reporting period, as well as general market perspectives, we provide a Discussion of Fund Performance on the pages that follow.

Despite concerns over rising interest rates, heightened geopolitical turmoil, and increasing trade tensions, U.S. stocks produced modest gains over the first seven months of the year, overcoming some first-quarter volatility. Bonds, however, slipped as a result of interest-rate increases.

For the 12-month reporting period overall, stocks posted double-digit returns driven by rising corporate earnings, steady global economic growth, the passage of tax reform legislation and other government policy reforms. Bonds had mixed performance over this period; while high-yield securities eked out modest total returns, investment-grade corporate bonds slipped somewhat. U.S. government securities mostly posted slight losses.

Although new concerns have emerged about the unevenness of global growth, we believe that the U.S. economy will remain strong. Healthy growth, as well as a robust labor market, rising corporate earnings, and strong consumer and business confidence, seem likely to continue, but we remain attentive to developments that could signal a change. As always, we encourage you to discuss the risks and opportunities of today’s investment environment with your financial advisor.

Thank you for your continued confidence and support.

Sincerely,

Renee Laroche-Morris
President
The Dreyfus Corporation
August 15, 2018

2

DISCUSSION OF FUND PERFORMANCE (Unaudited)

For the period from August 1, 2017 through July 31, 2018, as provided by David Bowser, CFA, Portfolio Manager

Market and Fund Performance Overview

For the 12-month period ended July 31, 2018, Dreyfus Intermediate Term Income Fund’s Class A shares produced a total return of -1.27%, Class C shares returned -1.99%, Class I shares returned -0.95%, and Class Y shares returned -0.90%.1 In comparison, the fund’s benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index (the “Index”), achieved a total return of -0.80% for the same period.2

Nominal bonds produced negative total returns over the reporting period due to rising interest rates and accelerating inflation. The fund trailed the Index after fees due to currency effects, despite a strong positive contribution from asset allocation.

The Fund’s Investment Approach

The fund seeks to maximize total return, consisting of capital appreciation and current income. To pursue its goal, the fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in fixed income securities of U.S. and foreign issuers rated at least investment grade or the unrated equivalent, as determined by Dreyfus. These securities include: U.S. government bonds and notes, corporate bonds, municipal bonds, convertible securities, preferred stocks, inflation-indexed securities, asset-backed securities, mortgage-related securities (including collateralized mortgage obligations), floating rate loans (limited to up to 20% of the fund’s net assets) and foreign bonds. Typically, the fund can be expected to have an average effective maturity ranging between five and ten years, and an average effective duration ranging between three and eight years.

For additional yield, the fund may invest up to 20% of its assets in fixed income securities rated below investment grade (“high yield” or “junk” bonds) to as low as Caa/CCC or the unrated equivalent, as determined by Dreyfus. The fund will focus primarily on U.S. securities but may invest up to 30% of its total assets in fixed income securities of foreign issuers, including those of issuers in emerging markets.

Two Roads Diverged in a Shifting Market

A predictable first half of the reporting period gave way to a shift in market behavior during the latter months. Through February 2018, major global economies appeared to be in lockstop as they moved towards less accommodative monetary policy and concurrent growth. In the U.S., the Federal Reserve continued its predicted interest-rate hikes, causing 2- and 5-year Treasuries to sell off through much of the period. Longer-term interest rates also climbed. Non-Treasury sectors, such as investment-grade and high yield corporates, non-U.S. dollar-denominated bonds, and emerging-market debt, outperformed in this environment. Treasury inflation-protected securities (TIPS) produced higher returns than nominal U.S. Treasury securities.

Global growth and monetary policy paths began to diverge at the conclusion of March 2018. Non-U.S. economies weakened, causing the dollar to strengthen and hurt non-U.S. dollar-denominated bond performance. Volatility reentered the picture in late April and the yield curve began a flattening trend that lasted through the end of the reporting period. In May,

3

DISCUSSION OF FUND PERFORMANCE (Unaudited) (continued)

Treasuries started to outperform non-Treasury sectors. Emerging-market debt, non-U.S. dollar-denominated bonds, and corporate debt gave up much of the performance earned earlier in the period. TIPS continued to outperform nominal U.S. Treasury securities.

Asset Allocation Additive; Non-U.S. Currency Exposure Detracted

The fund’s benchmark relative overweight to corporate credit was a positive contributor to relative performance during the reporting period. Exposure to TIPS also helped results. Corporate bond prices were supported for much of the reporting period by growing earnings, upbeat business sentiment, and investors’ preference for higher levels of current income. TIPS were supported by increasing inflation pressures.

Positioning in emerging-market and other non-U.S.-dollar currencies (which are not represented in the Index) bolstered returns for much of the period, and then gave up performance starting in April when the dollar began its strengthening trend. As the trend continued, the foreign currency effect turned negative, becoming the portfolio’s largest detractor from performance during the reporting period. Yield curve positioning was also slightly negative.

Positioned for Modestly Higher Interest Rates

Two interest-rate hikes have already occurred in 2018, and most analysts expect at least one more before the conclusion of the calendar year. Two additional hikes may happen if inflationary pressures, which have accelerated during the last several months, continue to mount. We also anticipate that intermediate- and long-term interest rates will continue to rise modestly in response to economic growth. TIPS and other inflation-sensitive securities may respond favorably to increasing inflationary pressures.

Therefore, as of the reporting period’s end, we have maintained the fund’s average duration in a modestly defensive position to protect against rising interest rates. We are underweight to U.S., Eurozone, and UK duration. We retain overweight exposure to corporate-backed bonds, emerging-market debt, Japanese inflation-protected securities and TIPS. Conversely, we are underweight to mortgage-backed securities as we do not feel they are in a position to benefit from the current environment.

August 15, 2018

1 Total return includes reinvestment of dividends and any capital gains paid, and does not take into consideration the maximum initial sales charge in the case of Class A shares, or the applicable contingent deferred sales charges imposed on redemptions in the case of Class C shares. Had these charges been reflected, the returns would have been lower. Past performance is no guarantee of future results. Share price, yield, and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. Return figures for all Class I and Class Y shares reflect the absorption of certain fund expenses pursuant to an agreement by The Dreyfus Corporation which may be terminated after November 30, 2018. Had these expenses not been absorbed, the returns would have been lower.

2 Source: Lipper Inc. —The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based flagship benchmark that measures the investment-grade, U.S. dollar-denominated, fixed-rate taxable bond market. The index includes Treasuries, government-related and corporate securities, MBS (agency fixed-rate and hybrid ARM pass-throughs), ABS and CMBS (agency and nonagency). Investors cannot invest directly in any index.

Bonds are subject generally to interest-rate, credit, liquidity, and market risks, to varying degrees, all of which are more fully described in the fund’s prospectus. Generally, all other factors being equal, bond prices are inversely related to interest-rate changes, and rate increases can cause price declines.

High yield bonds are subject to increased credit risk and are considered speculative in terms of the issuer’s perceived ability to continue making interest payments on a timely basis and to repay principal upon maturity.

4

Investing internationally involves special risks, including changes in currency exchange rates, political, economic, and social instability, a lack of comprehensive company information, differing auditing and legal standards, and less market liquidity. The fixed income securities of issuers located in emerging markets can be more volatile and less liquid than those of issuers in more mature economies.

The fund may use derivative instruments, such as options, futures, options on futures, forward contracts, swaps (including credit default swaps on corporate bonds and asset-backed securities), options on swaps, and other credit derivatives. A small investment in derivatives could have a potentially large impact on the fund’s performance. The use of derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in the underlying assets.

5

FUND PERFORMANCE (Unaudited)

Comparison of change in value of $10,000 investment in Dreyfus Intermediate Term Income Fund Class A shares, Class C shares, Class I shares and Class Y shares and the Bloomberg Barclays U.S. Aggregate Bond Index (the “Index”)

† Source: Lipper Inc.

†† The total return figures presented for Class Y shares of the fund reflect the performance of the fund’s Class A shares for the period prior to 7/1/13 (the inception date for Class Y shares), not reflecting the applicable sales charges for Class A shares.

Past performance is not predictive of future performance.

The above graph compares a $10,000 investment made in each of the Class A, Class C, Class I and Class Y shares of Dreyfus Intermediate Term Income Fund on 7/31/08 to a $10,000 investment made in the Index on that date. All dividends and capital gain distributions are reinvested.

The fund’s performance shown in the line graph above takes into account the maximum initial sales charge on Class A shares and all other applicable fees and expenses on all classes. The Index is a broad-based flagship benchmark that measures the investment-grade, U.S. dollar-denominated, fixed-rate taxable bond market. The index includes Treasuries, government-related and corporate securities, MBS (agency fixed-rate and hybrid ARM pass-throughs), ABS and CMBS (agency and nonagency). Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

6

Average Annual Total Returns as of 7/31/18
	Inception Date	1 Year	5 Years	10 Years
Class A shares
with maximum sales charge (4.5%)	2/2/96	-5.74%	0.73%	3.47%
without sales charge	2/2/96	-1.27%	1.66%	3.95%
Class C shares
with applicable redemption charge†	5/13/08	-2.94%	0.92%	3.18%
without redemption	5/13/08	-1.99%	0.92%	3.18%
Class I shares	5/31/01	-0.95%	2.00%	4.27%
Class Y shares	7/1/13	-0.90%	2.06%	4.16%††
Bloomberg Barclays U.S. Aggregate Bond Index		-0.80%	2.25%	3.73%

† The maximum contingent deferred sales charge for Class C shares is 1% for shares redeemed within one year of the date of purchase.

†† The total return performance figures presented for Class Y shares of the fund reflect the performance of the fund’s Class A shares for the period prior to 7/1/13 (the inception date for Class Y shares), not reflecting the applicable sales charges for Class A shares.

The performance data quoted represents past performance, which is no guarantee of future results. Share price and investment return fluctuate and an investor’s shares may be worth more or less than original cost upon redemption. Current performance may be lower or higher than the performance quoted. Go to Dreyfus.com for the fund’s most recent month-end returns.

The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. In addition to the performance of Class A shares shown with and without a maximum sales charge, the fund’s performance shown in the table takes into account all other applicable fees and expenses on all classes.

7

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus Intermediate Term Income Fund from February 1, 2018 to July 31, 2018. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended July 31, 2018
	Class A	Class C	Class I	Class Y
Expenses paid per $1,000†	$4.53	$7.91	$2.90	$2.66
Ending value (after expenses)	$983.70	$980.30	$985.30	$985.50

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (“SEC”) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended July 31, 2018
	Class A	Class C	Class I	Class Y
Expenses paid per $1,000†	$4.61	$$8.05	$2.96	$2.71
Ending value (after expenses)	$1,020.23	1,016.81	$1,021.87	$1,022.12

† Expenses are equal to the fund’s annualized expense ratio of .92% for Class A, 1.61% for Class C, .59% for Class I and .54% for Class Y, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

8

STATEMENT OF INVESTMENTS
July 31, 2018

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	[a]	Value ($)
Bonds and Notes - 93.6%
Agriculture - .4%
Reynolds American, Gtd. Notes	4.85	9/15/23	1,745,000		1,821,186
Asset-Backed Certificates - 1.6%
Dell Equipment Finance Trust, Ser. 2017-2, Cl. A3	2.19	10/24/22	1,600,000	[b]	1,583,118
Starwood Waypoint Homes Trust, Ser. 2017-1, Cl. A, 1 Month LIBOR + .95%	3.02	1/17/35	2,867,802	[b,c]	2,876,752
Tricon American Homes Trust, Ser. 2017-SFR2, Cl. A	2.93	1/17/36	1,685,000	[b]	1,620,062
Verizon Owner Trust, Ser. 2017-3A, Cl. A1A	2.06	4/20/22	2,485,000	[b]	2,445,622
				8,525,554
Asset-Backed Ctfs./Auto Receivables - 3.2%
Ally Auto Receivables Trust, Ser. 2017-4, Cl. A4	1.96	7/15/22	3,005,000		2,936,905
CarMax Auto Owner Trust, Ser. 2017-4, Cl. A4	2.33	5/15/23	1,270,000		1,239,982
Enterprise Fleet Financing, Ser. 2017-3, Cl. A2	2.13	5/20/23	1,305,000	[b]	1,291,935
Nissan Auto Receivables Owner Trust, Ser. 2017-B, Cl. A4	1.95	10/16/23	2,395,000		2,333,621
OSCAR US Funding Trust IX, Ser. 2018-2A, Cl. A4	3.63	9/10/25	1,870,000	[b]	1,869,927
OSCAR US Funding Trust VII, Ser. 2017-2A, Cl. A3	2.45	12/10/21	550,000	[b]	542,548
OSCAR US Funding Trust VII, Ser. 2017-2A, Cl. A4	2.76	12/10/24	710,000	[b]	696,854
OSCAR US Funding Trust VIII, Ser. 2018-1A, Cl. A4	3.50	5/12/25	2,730,000	[b]	2,732,299
Toyota Auto Receivables Owner Trust, Ser. 2017-C, Cl. A4	1.98	12/15/22	3,365,000		3,275,861
				16,919,932
Banks - 9.1%
ABN AMRO Bank, Sub. Notes	4.75	7/28/25	635,000	[b]	640,145
ABN AMRO Bank, Sub. Notes	4.80	4/18/26	800,000	[b]	808,693
Bank of America, Sr. Unscd. Notes	3.42	12/20/28	2,657,000		2,494,261
Bank of America, Sr. Unscd. Notes	3.50	5/17/22	2,340,000		2,338,422
Bank of America, Sr. Unscd. Notes	3.50	4/19/26	1,635,000		1,586,001

9

STATEMENT OF INVESTMENTS (continued)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	[a]	Value ($)
Bonds and Notes - 93.6% (continued)
Banks - 9.1% (continued)
Bank of America, Sr. Unscd. Notes	3.97	3/5/29	1,380,000		1,354,498
Bank of America, Sr. Unscd. Notes	4.00	4/1/24	1,146,000		1,155,465
Barclays, Sr. Unscd. Notes	4.38	1/12/26	2,100,000		2,059,800
Citigroup, Sr. Unscd. Notes	4.65	7/30/45	2,810,000		2,874,801
Citigroup, Sr. Unscd. Notes	3.89	1/10/28	4,985,000		4,843,509
Citigroup, Sub. Notes	4.75	5/18/46	830,000		819,879
Cooperatieve Rabobank, Gtd. Notes	3.75	7/21/26	2,300,000		2,185,939
Ford Motor Credit, Sr. Unscd. Notes, Ser. 1, 3 Month LIBOR + .83%	3.16	3/12/19	3,415,000	[c]	3,425,755
Goldman Sachs Group, Sr. Unscd. Notes	3.69	6/5/28	700,000		668,234
Goldman Sachs Group, Sr. Unscd. Notes	3.81	4/23/29	705,000		675,018
Goldman Sachs Group, Sr. Unscd. Notes, 3 Month LIBOR + 1.10%	3.44	11/15/18	4,720,000	[c]	4,734,288
Goldman Sachs Group, Sr. Unscd. Notes, 3 Month LIBOR + 1.60%	3.92	11/29/23	1,125,000	[c]	1,169,470
JPMorgan Chase & Co., Sub. Notes	4.25	10/1/27	2,360,000		2,350,836
KeyBank, Sr. Unscd. Notes	2.50	11/22/21	1,210,000		1,176,776
Lloyds Banking Group, Sub. Notes	4.65	3/24/26	3,300,000		3,277,958
Morgan Stanley, Sr. Unscd. Notes	4.30	1/27/45	3,800,000		3,715,067
Wells Fargo & Co., Sr. Unscd. Notes	3.07	1/24/23	1,625,000		1,585,651
Wells Fargo & Co., Sub. Notes	4.30	7/22/27	1,520,000		1,512,200
				47,452,666
Beverage Products - .7%
Anheuser-Busch InBev Finance, Gtd. Notes	4.90	2/1/46	1,800,000		1,881,295
Anheuser-Busch InBev Worldwide, Gtd. Notes	4.00	4/13/28	605,000		606,286
Keurig Dr Pepper, Gtd. Notes	4.06	5/25/23	250,000	[b]	252,013

10

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	[a]	Value ($)
Bonds and Notes - 93.6% (continued)
Beverage Products - .7% (continued)
Keurig Dr Pepper, Gtd. Notes	4.60	5/25/28	830,000	[b]	846,871
				3,586,465
Chemicals - .8%
Chemours, Gtd. Notes	5.38	5/15/27	440,000		429,000
Equate Petrochemical, Gtd. Notes	3.00	3/3/22	200,000		192,956
Israel Chemicals, Sr. Unscd. Bonds	6.38	5/31/38	1,025,000		1,025,641
LYB International Finance, Gtd. Notes	4.00	7/15/23	1,435,000		1,442,220
OCP Group, Sr. Unscd. Notes	6.88	4/25/44	745,000		826,011
				3,915,828
Commercial & Professional Services - .5%
DP World, Sr. Unscd. Notes	6.85	7/2/37	690,000		815,097
ERAC USA Finance, Gtd. Notes	3.85	11/15/24	1,895,000	[b]	1,887,585
				2,702,682
Commercial Mortgage Pass-Through Ctfs. - 1.8%
Commercial Mortgage Trust, Ser. 2015-DC1, Cl. A5	3.35	2/10/48	2,570,000		2,528,406
Commercial Mortgage Trust, Ser. 2017-CD3, Cl. A4	3.63	2/10/50	4,375,000		4,352,449
Houston Galleria Mall Trust, Ser. 2015-HGLR, Cl. A1A2	3.09	3/5/37	865,000	[b]	832,896
UBS Commercial Mortgage Trust, Ser. 2012-C1, Cl. A3	3.40	5/10/45	1,765,315		1,766,153
				9,479,904
Diversified Financials - 1.8%
AerCap Ireland Capital , Gtd. Notes	3.50	5/26/22	1,500,000		1,472,125
American Express Credit, Sr. Unscd. Notes, Ser. F	2.60	9/14/20	2,060,000		2,037,092
Discover Financial Services, Sr. Unscd. Notes	5.20	4/27/22	3,550,000		3,697,364
Quicken Loans, Gtd. Notes	5.75	5/1/25	510,000	[b]	510,765
Visa, Sr. Unscd. Notes	3.15	12/14/25	1,945,000		1,892,504
				9,609,850
Energy - 4.3%
Abu Dhabi Crude Oil Pipeline, Sr. Scd. Bonds	4.60	11/2/47	875,000	[b]	850,412

11

STATEMENT OF INVESTMENTS (continued)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	[a]	Value ($)
Bonds and Notes - 93.6% (continued)
Energy - 4.3% (continued)
Andeavor Logistics, Gtd. Notes	3.50	12/1/22	595,000		585,344
Cenovus Energy, Sr. Unscd. Notes	5.25	6/15/37	1,210,000		1,220,969
Cheniere Corpus Christi Holdings, Sr. Scd. Notes	5.13	6/30/27	520,000		523,250
Concho Resources, Gtd. Notes	4.88	10/1/47	455,000		462,721
Ecopetrol, Sr. Unscd. Notes	5.88	5/28/45	1,365,000		1,369,436
Energy Transfer Partners, Jr. Sub. Notes, Ser. A	6.25	12/15/49	525,000		498,422
Energy Transfer Partners, Sr. Unscd. Notes	5.15	2/1/43	2,735,000		2,534,586
EQT, Sr. Unscd.Notes	3.00	10/1/22	170,000		163,701
EQT, Sr. Unscd.Notes	3.90	10/1/27	1,230,000		1,164,018
Genesis Energy, Gtd. Notes	6.75	8/1/22	490,000		502,250
Kinder Morgan, Gtd. Notes	7.75	1/15/32	2,290,000		2,839,581
LUKOIL International Finance, Gtd. Notes	4.56	4/24/23	1,050,000		1,056,387
MPLX, Sr. Unscd. Notes	4.13	3/1/27	855,000		840,321
MPLX, Sr. Unscd. Notes	5.20	3/1/47	905,000		919,291
Petrobras Global Finance, Gtd. Notes	7.38	1/17/27	1,460,000		1,519,860
TransCanada PipeLines, Sr. Unscd. Notes	4.25	5/15/28	1,300,000		1,315,280
Western Gas Partners, Sr. Unscd. Notes	4.50	3/1/28	475,000		465,036
Western Gas Partners, Sr. Unscd. Notes	5.30	3/1/48	325,000		312,556
Williams Partners, Sr. Unscd. Notes	4.50	11/15/23	1,980,000		2,023,698
Williams Partners, Sr. Unscd. Notes	6.30	4/15/40	920,000		1,059,796
				22,226,915
Environmental Control - .2%
Republic Services, Sr. Unscd. Notes	3.38	11/15/27	560,000		532,925

12

Description	Coupon Rate (%)		Maturity Date	Principal Amount ($)	[a]	Value ($)
Bonds and Notes - 93.6% (continued)
Environmental Control - .2% (continued)
Waste Management, Gtd. Notes		4.60	3/1/21	540,000		557,103
					1,090,028
Food Products - .5%
Kraft Heinz Foods, Gtd. Notes		6.88	1/26/39	1,560,000		1,860,033
Post Holdings, Gtd. Notes		5.50	3/1/25	985,000	[b]	972,687
					2,832,720
Foreign/Governmental - 12.7%
Argentine Government, Sr. Unscd. Bonds	EUR	5.25	1/15/28	1,310,000		1,345,416
Argentine Government, Unscd. Bonds	ARS	3.75	2/8/19	43,775,000	[d]	1,782,281
Buenos Aires Province, Unscd. Bonds, 3 Month BADLAR + 3.83%	ARS	27.50	5/31/22	41,555,000	[c]	1,283,357
Canadian Government, Bonds	CAD	0.50	12/1/50	2,450,000	[e]	1,857,783
Ghanaian Government, Sr. Unscd. Bonds		8.13	1/18/26	745,000		804,899
Ghanaian Government, Sr. Unscd. Notes		7.63	5/16/29	940,000	[b]	973,519
Greek Government, Bonds	EUR	3.90	1/30/33	2,395,000		2,614,470
Ivory Coast Government, Sr. Unscd. Notes	EUR	5.25	3/22/30	1,145,000	[b]	1,306,494
Japanese Government, Sr. Unscd. Bonds, Ser. 20	JPY	0.10	3/10/25	818,000,000	[f]	7,745,026
Japanese Government, Sr. Unscd. Bonds, Ser. 21	JPY	0.10	3/10/26	2,230,600,000	[f]	21,218,976
Kenyan Government, Sr. Unscd. Notes		7.25	2/28/28	575,000	[b]	582,734
Mexican Government, Bonds	MXN	8.00	11/7/47	42,535,000		2,315,140
Mexican Government, Sr. Unscd. Notes		4.15	3/28/27	820,000		808,417
Mexican Government, Sr. Unscd. Notes		4.75	3/8/44	1,350,000		1,269,000
Nigerian Government, Sr. Unscd. Notes		6.50	11/28/27	490,000	[b]	480,083
Nigerian Government, Sr. Unscd. Notes		7.14	2/23/30	300,000	[b]	299,540
Qatari Government, Sr. Unscd. Notes		5.10	4/23/48	1,345,000		1,376,610

13

STATEMENT OF INVESTMENTS (continued)

Description	Coupon Rate (%)		Maturity Date	Principal Amount ($)	[a]	Value ($)
Bonds and Notes - 93.6% (continued)
Foreign/Governmental - 12.7% (continued)
Romanian Government, Sr. Unscd. Notes	EUR	2.50	2/8/30	1,055,000	[b]	1,193,256
Russian Government, Bonds, Ser. 6221	RUB	7.70	3/23/33	77,300,000		1,236,769
Saudi Arabian Government, Sr. Unscd. Notes		4.63	10/4/47	2,270,000		2,170,978
Senegalese Government, Sr. Unscd. Bonds	EUR	4.75	3/13/28	990,000	[b]	1,133,389
Senegalese Government, Sr. Unscd. Bonds	EUR	4.75	3/13/28	785,000		898,697
Spanish Government, Sr. Unscd. Bonds	EUR	2.90	10/31/46	4,190,000		5,380,856
Sri Lankan Government, Sr. Unscd. Notes		5.75	4/18/23	550,000	[b]	544,883
Turkish Government, Sr. Unscd. Notes		5.75	5/11/47	1,300,000		1,017,978
Ukrainian Government, Sr. Unscd. Notes		0.00	5/31/40	1,420,000	[g]	896,801
Ukrainian Government, Sr. Unscd. Notes		7.38	9/25/32	505,000	[b]	459,698
Uruguayan Government, Sr. Unscd. Bonds	UYU	8.50	3/15/28	53,230,000	[b]	1,528,019
Uruguayan Government, Sr. Unscd. Notes		4.38	10/27/27	1,530,000		1,573,796
					66,098,865
Health Care - 3.3%
Abbott Laboratories, Sr. Unscd. Notes		4.90	11/30/46	1,860,000		2,055,000
AbbVie, Sr. Unscd. Notes		3.20	5/14/26	2,125,000		1,995,919
Aetna, Sr. Unscd. Notes		2.80	6/15/23	2,640,000		2,532,309
AmerisourceBergen, Sr. Unscd. Notes		3.25	3/1/25	910,000		861,886
CVS Health, Sr. Unscd. Notes		4.30	3/25/28	1,620,000		1,617,027
Gilead Sciences, Sr. Unscd. Notes		4.75	3/1/46	1,180,000		1,248,174
HCA, Gtd. Notes		5.38	2/1/25	500,000		507,500
Medtronic, Gtd. Notes		4.63	3/15/45	1,415,000		1,538,524
Mylan, Gtd. Notes		3.15	6/15/21	1,060,000		1,049,055
Shire Acquisitions Investments Ireland, Gtd. Notes		2.88	9/23/23	1,430,000		1,352,438

14

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	[a]	Value ($)
Bonds and Notes - 93.6% (continued)
Health Care - 3.3% (continued)
Teva Pharmaceutical Finance Netherlands III, Gtd. Notes	3.15	10/1/26	610,000		518,751
UnitedHealth Group, Sr. Unscd. Notes	4.75	7/15/45	1,735,000		1,890,324
				17,166,907
Industrials - 1.1%
General Electric, Jr. Sub. Debs., Ser. D	5.00	12/31/49	5,605,000		5,513,358
Information Technology - .2%
Oracle, Sr. Unscd. Notes	2.65	7/15/26	975,000		912,575
Insurance - 1.1%
American International Group, Sr. Unscd. Notes	4.88	6/1/22	2,305,000		2,412,787
Principal Financial Group, Gtd. Notes	4.30	11/15/46	1,600,000		1,535,467
Prudential Financial, Jr. Sub. Notes	5.88	9/15/42	1,650,000		1,763,437
				5,711,691
Internet Software & Services - .6%
Alibaba Group Holding, Sr. Unscd. Notes	3.40	12/6/27	990,000		930,014
Amazon.com, Sr. Unscd. Notes	4.05	8/22/47	1,345,000		1,337,236
Tencent Holdings, Sr. Unscd. Notes	3.60	1/19/28	595,000	[h]	567,406
Zayo Group, Gtd. Notes	5.75	1/15/27	525,000	[b]	521,062
				3,355,718
Materials - .1%
Ardagh Packaging Finance, Gtd. Notes	6.00	2/15/25	525,000	[b]	513,844
Media - 2.1%
21st Century Fox America, Gtd. Debs.	7.63	11/30/28	1,470,000		1,865,460
21st Century Fox America, Gtd. Notes	4.00	10/1/23	500,000		508,419
AMC Networks, Gtd. Notes	4.75	8/1/25	440,000		423,500
Charter Communications Operating, Sr. Scd. Notes	5.38	5/1/47	1,446,000		1,396,645
Cox Communications, Sr. Unscd. Notes	4.60	8/15/47	1,060,000	[b]	980,187
Newell Brands, Sr. Unscd. Notes	4.20	4/1/26	1,480,000		1,429,482

15

STATEMENT OF INVESTMENTS (continued)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	[a] Value ($)
Bonds and Notes - 93.6% (continued)
Media - 2.1% (continued)
Sky, Gtd. Notes	3.75	9/16/24	3,030,000	[b] 3,006,306
Warner Media, Gtd. Debs.	5.35	12/15/43	1,520,000	1,521,316
				11,131,315
Metals & Mining - .3%
Anglo American Capital, Gtd. Notes	4.50	3/15/28	425,000	[b] 405,171
Glencore Funding, Gtd. Notes	4.63	4/29/24	1,170,000	[b] 1,173,277
				1,578,448
Municipal Bonds - 2.1%
California, GO (Build America Bonds)	7.30	10/1/39	3,705,000	5,241,649
New Jersey Economic Development Authority, School Facilities Construction Revenue Bonds	4.45	6/15/20	4,640,000	4,723,798
New York City, GO (Build America Bonds)	5.99	12/1/36	980,000	1,208,908
				11,174,355
Real Estate - 1.3%
Alexandria Real Estate Equities, Gtd. Notes	4.50	7/30/29	1,560,000	1,558,072
Alexandria Real Estate Equities, Gtd. Notes	3.95	1/15/27	425,000	411,195
Digital Realty Trust, Gtd. Notes	3.70	8/15/27	1,240,000	1,188,079
Simon Property Group, Sr. Unscd. Notes	3.50	9/1/25	2,040,000	2,003,191
Vereit Operating Partnership, Gtd. Notes	3.95	8/15/27	1,455,000	1,363,702
				6,524,239
Residential Mortgage Pass-Through Ctfs. - .0%
Prudential Home Mortgage Securities, Ser. 1994-A, Cl. 5B	6.73	4/28/24	212	[b] 209
Residential Funding Mortgage Securities I Trust, Ser. 2004-S3, Cl. M1	4.75	3/25/19	8,295	8,287
				8,496
Retailing - .2%
Dollar Tree, Sr. Unscd. Notes	4.20	5/15/28	540,000	532,624
Dollar Tree, Sr. Unscd. Notes	4.00	5/15/25	750,000	743,617
				1,276,241

16

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	[a]	Value ($)
Bonds and Notes - 93.6% (continued)
Semiconductors & Semiconductor Equipment - .3%
Broadcom, Gtd. Notes	3.00	1/15/22	1,405,000		1,365,347
Technology Hardware & Equipment - .6%
Corning, Sr. Unscd. Notes	4.38	11/15/57	1,185,000		1,047,999
Dell International, Sr. Scd. Notes	6.02	6/15/26	1,265,000	[b]	1,337,754
Hewlett Packard Enterprise, Sr. Unscd. Notes	4.40	10/15/22	900,000		922,111
				3,307,864
Telecommunication Services - 2.3%
AT&T, Notes	4.90	8/15/37	2,165,000	[b]	2,093,493
AT&T, Sr. Unscd. Notes	5.45	3/1/47	3,190,000		3,206,586
GTH Finance, Gtd. Notes	6.25	4/26/20	765,000		784,755
Rogers Communications, Gtd. Notes	4.10	10/1/23	1,025,000		1,046,287
Sprint Spectrum, Sr. Scd. Notes	4.74	9/20/29	1,360,000	[b]	1,353,064
Telefonica Emisiones, Gtd. Notes	5.21	3/8/47	1,010,000		1,027,910
Verizon Communications, Notes	3.38	2/15/25	2,335,000		2,266,348
				11,778,443
Transportation - .6%
CSX, Sr. Unscd. Notes	2.60	11/1/26	1,177,000		1,081,119
FedEx, Gtd. Notes	4.40	1/15/47	1,940,000		1,898,878
				2,979,997
U.S. Government Agencies Mortgage-Backed - 22.3%
Federal Home Loan Mortgage Corp.:
3.50%, 8/1/30-8/1/46			11,060,245	[i]	11,035,244
5.00%, 9/1/40-10/1/18			213,791	[i]	228,367
5.50%, 5/1/40			25,012	[i]	26,649
6.00%, 6/1/22			83,721	[i]	86,688
6.50%, 3/1/32-9/1/29			1,938	[i]	2,147
7.00%, 11/1/31			51,323	[i]	54,112
7.50%, 1/1/31-12/1/29			3,696	[i]	3,790
8.00%, 1/1/28			2,264	[i]	2,573
8.50%, 7/1/30			301	[i]	350

17

STATEMENT OF INVESTMENTS (continued)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	[a]	Value ($)
Bonds and Notes - 93.6% (continued)
U.S. Government Agencies Mortgage-Backed - 22.3% (continued)
Multiclass Mortgage Participation Ctfs., REMIC, Ser. 51, Cl. E, 10.00%, 7/15/20			5,155	[i]	5,255
Federal National Mortgage Association:
3.00%			1,675,000	[i,j]	1,614,641
2.96%, 10/1/47			7,485,493	[i]	7,391,044
3.00%, 1/1/31-12/1/30			16,774,874	[i]	16,591,943
3.50%, 1/1/31-9/1/47			49,839,951	[i]	49,580,973
5.00%, 1/1/19-11/1/20			76,225	[i]	77,687
5.50%, 1/1/34-9/1/34			2,203,082	[i]	2,379,642
6.00%, 1/1/19-12/1/22			64,474	[i]	68,275
6.50%, 2/1/32-12/1/31			14,691	[i]	16,103
7.00%, 2/1/29-11/1/31			13,993	[i]	14,792
7.50%, 2/1/29-11/1/29			2,420	[i]	2,516
8.00%, 12/1/25			2,946	[i]	3,097
Government National Mortgage Association I:
5.50%, 4/15/33			470,891		513,698
6.50%, 1/15/29-10/15/28			7,592		8,344
7.00%, 9/15/31-10/15/28			1,885		2,132
7.50%, 11/15/30-12/15/26			643		646
8.00%, 1/15/30-10/15/30			7,701		7,868
8.50%, 4/15/25			872		886
9.00%, 10/15/27			5,199		5,214
Government National Mortgage Association II:
3.00%, 11/20/45-11/20/47			12,762,908		12,474,247
4.00%, 1/20/48-10/20/47			7,775,063		7,957,913
4.50%, 7/20/48			5,675,000		5,901,443
6.50%, 2/20/31-7/20/31			33,214		37,476
7.00%, 11/20/29			105		119
				116,095,874
U.S. Government Securities - 15.8%
U.S. Treasury Bonds	3.13	5/15/48	3,545,000		3,576,642
U.S. Treasury Bonds	4.50	2/15/36	9,030,000	[h]	10,881,679
U.S. Treasury Floating Rate Notes, 3 Month T-Bill FLAT	1.98	1/31/20	5,380,000	[c]	5,380,398
U.S. Treasury Inflation Protected Securities, Notes	0.63	1/15/26	11,661,360	[h,k]	11,485,201
U.S. Treasury Inflation Protected Securities, Notes	0.38	1/15/27	10,299,248	[k]	9,900,129
U.S. Treasury Notes	2.38	4/15/21	6,790,000		6,722,630

18

Description	Coupon Rate (%)		Maturity Date	Principal Amount ($)	[a] Value ($)
Bonds and Notes - 93.6% (continued)
U.S. Government Securities - 15.8% (continued)
U.S. Treasury Notes		2.50	3/31/23	34,705,000	34,194,594
					82,141,273
Utilities - 1.7%
Dominion Energy, Sr. Unscd. Notes, Ser. D		2.85	8/15/26	2,365,000	2,166,277
Duke Energy, Sr. Unscd. Notes		3.15	8/15/27	355,000	332,884
Exelon Generation, Sr. Unscd. Notes		5.20	10/1/19	2,200,000	2,251,408
Exelon Generation, Sr. Unscd. Notes		6.25	10/1/39	355,000	380,401
Kentucky Utilities, First Mortgage Bonds		4.38	10/1/45	1,210,000	1,238,871
Louisville Gas & Electric, First Mortgage Bonds		4.38	10/1/45	1,410,000	1,443,643
Nevada Power, Mortgage Notes, Ser. R		6.75	7/1/37	395,000	514,210
Sierra Pacific Power, Mortgage Notes, Ser. P		6.75	7/1/37	550,000	723,647
					9,051,341
Total Bonds and Notes (cost $496,978,267)				487,849,921
Description/Number of Contracts/Counterparty	Exercise Price		Expiration Date	Notional Amount	Value ($)
Options Purchased - .1%
Call Options - .0%
Euro, Contracts 1,350,000 Citigroup		1.16	8/2018	1,350,000	6,403
Euro, Contracts 1,350,000 JP Morgan Chase Bank		1.17	8/2018	1,350,000	11,428
New Zealand Dollar Cross Currency, Contracts 1,070,000 Goldman Sachs International	AUD	1.10	8/2018	1,070,000	313
					18,144
Put Options - .1%
British Pound, Contracts 1,990,000 Citigroup		1.35	12/2018	1,990,000	23,479
Mexican Peso, Contracts 52,800,000 Citigroup		20.00	12/2018	52,800,000	171,705
Norwegian Krone Cross Currency, Contracts 670,000 Citigroup	EUR	9.40	10/2018	670,000	3,789
Polish Zloty, Contracts 19,112,900 UBS		3.65	8/2018	19,112,900	39,729

19

STATEMENT OF INVESTMENTS (continued)

Description/Number of Contracts/Counterparty	Exercise Price		Expiration Date	Notional Amount		Value ($)
Options Purchased - .1% (continued)
Put Options - .1% (continued)
Polish Zloty, Contracts 9,683,100 JP Morgan Chase Bank		3.71	10/2018	9,683,100		72,011
Russian Ruble, Contracts 328,600,000 JP Morgan Chase Bank		62.00	8/2018	328,600,000		27,426
South African Rand, Contracts 32,224,200 Citigroup		12.49	12/2018	32,224,200		22,452
South Korean Won, Contracts 780,000 Barclays Bank		1,085	9/2018	780,000		2,418
Turkish Lira, Contracts 5,320,000 Goldman Sachs International		4.50	11/2018	5,320,000		10,320
Turkish Lira, Contracts 24,150,000 JP Morgan Chase Bank		4.60	9/2018	24,150,000		6,102
Turkish Lira, Contracts 3,666,000 Citigroup		4.70	9/2018	3,666,000		3,108
					382,539
Total Options Purchased (cost $770,004)				400,683
Description	Yield at Date of Purchase (%)		Maturity Date	Principal Amount ($)	[a]
Short-Term Investments - 1.4%
Nigerian Treasury Bills, Treasury Bills, Ser. 182D	NGN	13.53	8/16/18	627,446,000	[l]	1,725,312
Nigerian Treasury Bills, Treasury Bills, Ser. 364D	NGN	11.65	9/13/18	325,836,000	[l]	888,198
Nigerian Treasury Bills, Treasury Bills, Ser. 364D	NGN	12.01	9/20/18	597,351,000	[l]	1,624,775
					4,238,285
U.S. Treasury Bills		1.70	8/2/18	2,610,000	[l,m]	2,609,870
U.S. Treasury Bills		2.07	1/3/19	330,000	[l]	327,022
					2,936,892
Total Short-Term Investments (cost $7,188,921)				7,175,177
	7-Day Yield (%)			Shares
Other Investment - 2.1%
Registered Investment Company;
Dreyfus Institutional Preferred Government Plus Money Market Fund (cost $11,153,449)		1.90		11,153,449	[n]	11,153,449

20

Description	7-Day Yield (%)	Shares	Value ($)
Investment of Cash Collateral for Securities Loaned - .1%
Registered Investment Company;
Dreyfus Institutional Preferred Government Money Market Fund, Institutional Shares (cost $583,100)	1.87	583,100	[n] 583,100
Total Investments (cost $516,673,741)		97.3%	507,162,330
Cash and Receivables (Net)		2.7%	13,852,614
Net Assets		100.0%	521,014,944

BADLAR—Buenos Aires Interbank Offer Rate

GO—General Obligation

LIBOR—London Interbank Offered Rate

REMIC—Real Estate Mortgage Investment Conduit

ARS—Argentine Peso

AUD—Australian Dollar

CAD—Canadian Dollar

EUR—Euro

JPY—Japanese Yen

MXN—Mexican Peso

NGN—Nigerian naira

RUB—Russian Ruble

UYU—Uruguayan Peso

a Amount stated in U.S. Dollars unless otherwise noted above.

b Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At July 31, 2018, these securities were valued at $43,147,166 or 8.28% of net assets.

c Variable rate security—rate shown is the interest rate in effect at period end.

d Principal amount for accrual purposes is periodically adjusted based on changes in the Argentine Consumer Price Index.

e Principal amount for accrual purposes is periodically adjusted based on changes in the Canadian Consumer Price Index.

f Principal amount for accrual purposes is periodically adjusted based on changes in the Japanese Consumer Price Index.

g Zero coupon until a specified date at which time the stated coupon rate becomes effective until maturity.

h Security, or portion thereof, on loan. At July 31, 2018, the value of the fund’s securities on loan was $22,934,287 and the value of the collateral held by the fund was $23,684,757, consisting of cash collateral of $583,100 and U.S. Government & Agency securities valued at $23,101,657.

i The Federal Housing Finance Agency (“FHFA”) placed the Federal Home Loan Mortgage Corporation and Federal National Mortgage Association into conservatorship with FHFA as the conservator. As such, the FHFA oversees the continuing affairs of these companies.

j Purchased on a forward commitment basis.

k Principal amount for accrual purposes is periodically adjusted based on changes in the Consumer Price Index.

l Security is a discount security. Income is recognized through the accretion of discount.

m Held by a counterparty for open exchange traded derivative contracts.

n Investment in affiliated issuer. The investment objective of this investment company is publicly available and can be found within the respective investment company’s prospectus.

21

STATEMENT OF INVESTMENTS (continued)

Portfolio Summary (Unaudited) †	Value (%)
U.S. Government and Agencies/Mortgage-Backed	38.1
Corporate Bonds	34.1
Foreign/Governmental	12.7
Asset-Backed	4.8
Short-Term/Money Market Investments	3.6
Municipal Bonds	2.1
Commercial Mortgage-Backed	1.8
Options Purchased	.1
Residential Mortgage-Backed	.0
97.3

† Based on net assets.

See notes to financial statements.

22

STATEMENT OF INVESTMENTS IN AFFILIATED ISSUERS

Registered Investment Companies	Value 7/31/17 ($)	Purchases ($)	Sales ($)	Value 7/31/18 ($)	Net Assets (%)	Dividends/ Distributions
Dreyfus Institutional Preferred Government Money Market Fund, Institutional Shares	4,577,988	199,162,376	203,157,264	583,100.1		-
Dreyfus Institutional Preferred Government Plus Money Market Fund	16,981,320	241,529,604	247,357,475	11,153,449	2.1	161,668
Total	21,559,308	440,691,980	450,514,739	11,736,549	2.2	161,668

See notes to financial statements.

23

STATEMENT OF FUTURES
July 31, 2018

Description	Number of Contracts	Expiration	Notional Value ($)	Value ($)	Unrealized Appreciation (Depreciation) ($)
Futures Long
Euro BTP Italian Government Bond	43	9/2018	6,326,357[a]	6,400,875	74,518
U.S. Treasury 2 Year Notes	351	9/2018	74,291,110	74,192,625	(98,485)
U.S. Treasury 5 Year Notes	215	9/2018	24,363,929	24,321,875	(42,054)
U.S. Treasury Ultra Long Bond	27	9/2018	4,227,873	4,236,469	8,596
Futures Short
Canadian 10 Year Bond	124	9/2018	(12,822,724)[a]	(12,846,585)	(23,861)
Euro 30 Year Bond	36	9/2018	(7,242,543)[a]	(7,392,128)	(149,585)
Euro-Bobl	73	9/2018	(11,200,081)[a]	(11,234,512)	(34,431)
Euro-Bond	54	9/2018	(10,150,304)[a]	(10,202,905)	(52,601)
Japanese 10 Year Bond	22	9/2018	(29,633,821)[a]	(29,648,795)	(14,974)
Long Gilt	79	9/2018	(12,673,122)[a]	(12,720,796)	(47,674)
Ultra 10 Year U.S. Treasury Notes	101	9/2018	(12,888,048)	(12,838,047)	50,001
Gross Unrealized Appreciation				133,115
Gross Unrealized Depreciation				(463,665)

a Notional amounts in foreign currency have been converted to USD using relevant foreign exchange rates.

See notes to financial statements.

24

STATEMENT OF OPTIONS WRITTEN
July 31, 2018

Description/ Expiration Date/ Exercise Price	Counterparty	Number of Contracts	Notional Amount	[a]	Value ($)
Call Options:
Norwegian Krone Cross Currency, October 2018 @ NOK 9.8	Citigroup	670,000	670,000	EUR	(3,474)
South Korean Won, September 2018 @ KRW 1,150	Barclays Bank	780,000	780,000		(2,180)
Put Options:
New Zealand Dollar Cross Currency, August 2018 @ NZD 1.06	Goldman Sachs International	1,070,000	1,070,000	AUD	-
Total Options Written (premiums received $18,778)					(5,654)

a Notional amount stated in U.S. Dollars unless otherwise indicated.

AUD—Australian Dollar

EUR—Euro

See notes to financial statements.

25

STATEMENT OF FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS July 31, 2018

Counterparty/ Purchased Currency	Purchased Currency Amounts	Currency Sold	Sold Currency Amounts	Settlement Date	Unrealized Appreciation (Depreciation)($)
Barclays Bank
Czech Koruna	20,890,000	United States Dollar	940,686	9/12/18†	16,140
Singapore Dollar	2,190,000	United States Dollar	1,615,831	9/12/18	(5,858)
United States Dollar	940,686	Euro	808,734	9/12/18†	(8,136)
United States Dollar	3,174,234	Taiwan Dollar	95,440,000	9/12/18	48,760
Citigroup
Brazilian Real	2,910,000	United States Dollar	759,593	8/2/18	15,551
Russian Ruble	50,000,000	United States Dollar	778,483	9/12/18	17,927
United States Dollar	1,159,744	Brazilian Real	4,470,000	10/2/18	(23,223)
United States Dollar	1,849,104	Canadian Dollar	2,430,000	8/31/18	(19,996)
United States Dollar	16,747,600	Euro	14,270,000	8/31/18	20,152
United States Dollar	5,092,905	Mexican New Peso	107,060,000	9/12/18	(609,173)
Goldman Sachs International
Euro	130,000	United States Dollar	152,512	8/31/18	(125)
British Pound	1,170,000	United States Dollar	1,534,747	8/31/18	3,049
Japanese Yen	249,530,000	United States Dollar	2,215,199	8/31/18	21,333
Mexican New Peso	61,830,000	United States Dollar	3,310,682	9/12/18	(17,580)
United States Dollar	393,584	Brazilian Real	1,460,000	8/2/18	4,680
United States Dollar	146,440	Euro	125,094	8/1/18	162
United States Dollar	28,562,779	Japanese Yen	3,217,440,000	8/31/18	(275,066)
United States Dollar	3,332,915	Mexican New Peso	61,829,511	8/2/18	15,481
United States Dollar	752,231	New Zealand Dollar	1,120,000	8/31/18	(11,128)
HSBC
Australian Dollar	1,050,000	United States Dollar	778,885	8/31/18	1,350
Mexican New Peso	15,810,000	United States Dollar	778,159	9/12/18	63,891

26

Counterparty/ Purchased Currency	Purchased Currency Amounts	Currency Sold	Sold Currency Amounts	Settlement Date	Unrealized Appreciation (Depreciation)($)
HSBC (continued)
Norwegian Krone	19,255,000	United States Dollar	2,335,136	8/31/18	28,749
JP Morgan Chase Bank
Argentine Peso	40,400,000	United States Dollar	1,499,601	8/31/18	(72,678)
Indonesian Rupiah	24,893,095,000	United States Dollar	1,732,561	9/13/18	(15,405)
Indian Rupee	30,557,000	United States Dollar	443,460	9/12/18	(301)
Polish Zloty	3,185,000	United States Dollar	856,724	9/12/18	15,319
Russian Ruble	52,400,000	United States Dollar	810,694	9/12/18	23,944
Swedish Krona	6,860,000	United States Dollar	786,418	8/31/18	(4,285)
United States Dollar	1,396,040	Argentine Peso	37,610,000	8/31/18	67,659
United States Dollar	386,505	Brazilian Real	1,450,000	8/2/18	265
United States Dollar	786,504	Euro	670,000	8/31/18	1,123
United States Dollar	1,922,197	Hong Kong Dollars	14,950,000	1/8/19	11,155
United States Dollar	1,374,951	Hong Kong Dollars	10,710,000	4/10/19	4,012
United States Dollar	1,573,452	Hungarian Forint	438,230,000	9/12/18	(28,815)
United States Dollar	406,085	South Korean Won	451,161,000	9/12/18	2,381
United States Dollar	2,427,356	Philippine Peso	130,650,000	9/12/18	(27,894)
United States Dollar	2,122,482	Romanian Leu	8,530,000	9/12/18	(30,623)
UBS
Colombian Peso	2,873,509,925	United States Dollar	992,316	9/12/18	(72)
Czech Koruna	83,445,000	United States Dollar	3,757,565	9/12/18†	64,470
Swedish Krona	7,000,000	United States Dollar	800,292	8/1/18†	(4,200)
Swedish Krona	27,625,000	United States Dollar	3,100,927	8/31/18	48,698

27

STATEMENT OF FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS (continued)

Counterparty/ Purchased Currency	Purchased Currency Amounts	Currency Sold	Sold Currency Amounts	Settlement Date	Unrealized Appreciation (Depreciation)($)
UBS (continued)
United States Dollar	800,292	Euro	700,000	8/1/18†	(18,249)
United States Dollar	3,757,565	Euro	3,228,046	9/12/18†	(29,639)
Gross Unrealized Appreciation					496,251
Gross Unrealized Depreciation					(1,202,446)

† Cross currency forward exchange contracts.

See notes to financial statements.

28

STATEMENT OF ASSETS AND LIABILITIES
July 31, 2018

	Cost	Value
Assets ($):
Investments in securities—See Statement of Investments (including securities on loan, valued at $22,934,287)—Note 1(c):
Unaffiliated issuers	504,937,192	495,425,781
Affiliated issuers	11,736,549	11,736,549
Cash		233,369
Cash denominated in foreign currency	238,463	257,483
Receivable for investment securities sold		13,608,609
Interest and securities lending income receivable		3,675,301
Unrealized appreciation on forward foreign currency exchange contracts—Note 4		496,251
Receivable for shares of Common Stock subscribed		63,389
Prepaid expenses		55,439
		525,552,171
Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(c)		385,792
Payable for open mortgage dollar roll transactions—Note 4		1,620,144
Unrealized depreciation on forward foreign currency exchange contracts—Note 4		1,202,446
Liability for securities on loan—Note 1(c)		583,100
Payable for shares of Common Stock redeemed		427,192
Payable for futures variation margin—Note 4		49,243
Outstanding options written, at value (premiums received $18,778)—Note 4		5,654
Directors fees and expenses payable		2,868
Accrued expenses		260,788
		4,537,227
Net Assets ($)		521,014,944
Composition of Net Assets ($):
Paid-in capital		552,543,655
Accumulated undistributed investment income—net		894
Accumulated net realized gain (loss) on investments		(20,999,317)
Accumulated net unrealized appreciation (depreciation) on investments, options transactions and foreign currency transactions [including ($330,550) net unrealized (depreciation) on futures]		(10,530,288)
Net Assets ($)		521,014,944

Net Asset Value Per Share	Class A	Class C	Class I	Class Y
Net Assets ($)	380,439,171	6,068,409	120,259,897	14,247,467
Shares Outstanding	29,584,603	471,999	9,354,147	1,107,769
Net Asset Value Per Share ($)	12.86	12.86	12.86	12.86

See notes to financial statements.

29

STATEMENT OF OPERATIONS
Year Ended July 31, 2018

Investment Income ($):
Income:
Interest	18,863,431
Dividends from affiliated issuers	161,668
Income from securities lending—Note 1(c)	56,965
Total Income	19,082,064
Expenses:
Management fee—Note 3(a)	2,586,905
Shareholder servicing costs—Note 3(c)	1,750,273
Amortization of organization expense	107,096
Professional fees	105,328
Distribution fees—Note 3(b)	72,455
Directors’ fees and expenses—Note 3(d)	71,529
Registration fees	66,477
Prospectus and shareholders’ reports	45,635
Custodian fees—Note 3(c)	33,238
Loan commitment fees—Note 2	12,369
Miscellaneous	76,865
Total Expenses	4,928,170
Less—reduction in expenses due to undertaking—Note 3(a)	(173,505)
Less—reduction in fees due to earnings credits—Note 3(c)	(14,036)
Net Expenses	4,740,629
Investment Income—Net	14,341,435
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments and foreign currency transactions	(6,251,531)
Net realized gain (loss) on options transactions	(116,625)
Net realized gain (loss) on futures	533,662
Net realized gain (loss) on swap agreements	1,125,171
Net realized gain (loss) on forward foreign currency exchange contracts	2,653,963
Net Realized Gain (Loss)	(2,055,360)
Net unrealized appreciation (depreciation) on investments and foreign currency transactions	(17,539,592)
Net unrealized appreciation (depreciation) on options transactions	(374,443)
Net unrealized appreciation (depreciation) on futures	(1,206,690)
Net unrealized appreciation (depreciation) on swap agreements	880,651
Net unrealized appreciation (depreciation) on forward foreign currency exchange contracts	(519,498)
Net Unrealized Appreciation (Depreciation)	(18,759,572)
Net Realized and Unrealized Gain (Loss) on Investments	(20,814,932)
Net (Decrease) in Net Assets Resulting from Operations	(6,473,497)

See notes to financial statements.

30

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended July 31,
	2018	2017
Operations ($):
Investment income—net	14,341,435	15,123,424
Net realized gain (loss) on investments	(2,055,360)	1,355,334
Net unrealized appreciation (depreciation) on investments	(18,759,572)	(20,859,417)
Net Increase (Decrease) in Net Assets Resulting from Operations	(6,473,497)	(4,380,659)
Distributions to Shareholders from ($):
Investment income—net:
Class A	(11,127,010)	(10,891,197)
Class C	(181,450)	(284,715)
Class I	(4,086,577)	(5,222,518)
Class Y	(550,488)	(1,162,012)
Net realized gain on investments:
Class A	(3,601,122)	(353,627)
Class C	(111,977)	(13,945)
Class I	(1,247,251)	(168,527)
Class Y	(120,680)	(32,483)
Total Distributions	(21,026,555)	(18,129,024)
Capital Stock Transactions ($):
Net proceeds from shares sold:
Class A	24,770,616	28,392,421
Class C	465,578	1,099,811
Class I	22,671,815	58,136,064
Class Y	1,923,275	14,659,025
Distributions reinvested:
Class A	13,093,144	10,029,515
Class C	232,095	211,628
Class I	5,087,473	5,086,421
Class Y	261,729	804,409
Cost of shares redeemed:
Class A	(80,061,469)	(136,544,111)
Class C	(8,624,760)	(8,270,178)
Class I	(47,243,160)	(167,670,229)
Class Y	(12,088,769)	(29,531,385)
Increase (Decrease) in Net Assets from Capital Stock Transactions	(79,512,433)	(223,596,609)
Total Increase (Decrease) in Net Assets	(107,012,485)	(246,106,292)
Net Assets ($):
Beginning of Period	628,027,429	874,133,721
End of Period	521,014,944	628,027,429
Undistributed investment income—net	894	3,662,173

31

STATEMENT OF CHANGES IN NET ASSETS (continued)

	Year Ended July 31,
	2018	2017
Capital Share Transactions (Shares):
Class Aa
Shares sold	1,867,528	2,109,459
Shares issued for distributions reinvested	990,112	746,951
Shares redeemed	(6,050,537)	(10,181,078)
Net Increase (Decrease) in Shares Outstanding	(3,192,897)	(7,324,668)
Class Ca
Shares sold	34,913	81,641
Shares issued for distributions reinvested	17,451	15,779
Shares redeemed	(647,486)	(615,546)
Net Increase (Decrease) in Shares Outstanding	(595,122)	(518,126)
Class I
Shares sold	1,711,990	4,343,516
Shares issued for distributions reinvested	384,578	378,901
Shares redeemed	(3,581,228)	(12,558,987)
Net Increase (Decrease) in Shares Outstanding	(1,484,660)	(7,836,570)
Class Y
Shares sold	143,780	1,070,469
Shares issued for distributions reinvested	19,550	59,929
Shares redeemed	(896,809)	(2,198,203)
Net Increase (Decrease) in Shares Outstanding	(733,479)	(1,067,805)

[a] During the period ended July 31, 2018, 86,088 Class C shares representing $1,149,479 were automatically converted for 86,141 Class A shares.
See notes to financial statements.

32

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund’s financial statements.

	Year Ended July 31,
Class A Shares	2018	2017	2016	2015	2014
Per Share Data ($):
Net asset value, beginning of period	13.50	13.82	13.74	13.94	13.59
Investment Operations:
Investment income—net[a]	.32	.26	.27	.23	.26
Net realized and unrealized gain (loss) on investments	(.49)	(.27)	.22	(.09)	.42
Total from Investment Operations	(.17)	(.01)	.49	.14	.68
Distributions:
Dividends from investment income—net	(.36)	(.30)	(.30)	(.27)	(.31)
Dividends from net realized gain on investments	(.11)	(.01)	(.11)	(.07)	(.02)
Total Distributions	(.47)	(.31)	(.41)	(.34)	(.33)
Net asset value, end of period	12.86	13.50	13.82	13.74	13.94
Total Return (%)[b]	(1.27)	.06	3.62	.97	5.06
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.94	.93	.92	.91	.89
Ratio of net expenses to average net assets	.90	.89	.89	.88	.89
Ratio of net investment income to average net assets	2.42	1.92	2.01	1.68	1.89
Portfolio Turnover Rate[c]	151.01	173.15	269.53	370.87	370.61
Net Assets, end of period ($ x 1,000)	380,439	442,477	554,070	638,060	730,091

a Based on average shares outstanding.

b Exclusive of sales charge.

c The portfolio turnover rates excluding mortgage dollar roll transactions for the periods ended July 31, 2018, 2017, 2016, 2015 and 2014 were 101.07%, 122.57%, 158.14%, 163.34% and 160.57%, respectively.

See notes to financial statements.

33

FINANCIAL HIGHLIGHTS (continued)

	Year Ended July 31,
Class C Shares	2018	2017	2016	2015	2014
Per Share Data ($):
Net asset value, beginning of period	13.50	13.82	13.74	13.94	13.59
Investment Operations:
Investment income—net[a]	.22	.16	.17	.13	.16
Net realized and unrealized gain (loss) on investments	(.49)	(.26)	.22	(.09)	.42
Total from Investment Operations	(.27)	(.10)	.39	.04	.58
Distributions:
Dividends from investment income—net	(.26)	(.21)	(.20)	(.17)	(.21)
Dividends from net realized gain on investments	(.11)	(.01)	(.11)	(.07)	(.02)
Total Distributions	(.37)	(.22)	(.31)	(.24)	(.23)
Net asset value, end of period	12.86	13.50	13.82	13.74	13.94
Total Return (%)[b]	(1.99)	(.67)	2.87	.24	4.29
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.66	1.66	1.65	1.64	1.63
Ratio of net expenses to average net assets	1.62	1.62	1.61	1.61	1.63
Ratio of net investment income to average net assets	1.70	1.20	1.29	.95	1.15
Portfolio Turnover Rate[c]	151.01	173.15	269.53	370.87	370.61
Net Assets, end of period ($ x 1,000)	6,068	14,406	21,902	24,610	28,295

a Based on average shares outstanding.

b Exclusive of sales charge.

c The portfolio turnover rates excluding mortgage dollar roll transactions for the periods ended July 31, 2018, 2017, 2016, 2015 and 2014 were 101.07%, 122.57%, 158.14%, 163.34% and 160.57%, respectively.

See notes to financial statements.

34

	Year Ended July 31,
Class I Shares	2018	2017	2016	2015	2014
Per Share Data ($):
Net asset value, beginning of period	13.50	13.81	13.74	13.93	13.59
Investment Operations:
Investment income—net[a]	.36	.30	.32	.28	.31
Net realized and unrealized gain (loss) on investments	(.49)	(.25)	.20	(.09)	.41
Total from Investment Operations	(.13)	.05	.52	.19	.72
Distributions:
Dividends from investment income—net	(.40)	(.35)	(.34)	(.31)	(.36)
Dividends from net realized gain on investments	(.11)	(.01)	(.11)	(.07)	(.02)
Total Distributions	(.51)	(.36)	(.45)	(.38)	(.38)
Net asset value, end of period	12.86	13.50	13.81	13.74	13.93
Total Return (%)	(.95)	.40	4.04	1.31	5.34
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.59	.61	.63	.63	.62
Ratio of net expenses to average net assets	.57	.55	.55	.55	.55
Ratio of net investment income to average net assets	2.75	2.25	2.34	2.02	2.23
Portfolio Turnover Rate[b]	151.01	173.15	269.53	370.87	370.61
Net Assets, end of period ($ x 1,000)	120,260	146,282	257,958	236,789	238,569

a Based on average shares outstanding.

b The portfolio turnover rates excluding mortgage dollar roll transactions for the periods ended July 31, 2018, 2017, 2016, 2015 and 2014 were 101.07%, 122.57%, 158.14%, 163.34% and 160.57%, respectively.

See notes to financial statements.

35

FINANCIAL HIGHLIGHTS (continued)

	Year Ended July 31,
Class Y Shares	2018	2017	2016	2015	2014
Per Share Data ($):
Net asset value, beginning of period	13.50	13.82	13.74	13.94	13.59
Investment Operations:
Investment income—net[a]	.32	.32	.32	.30	.29
Net realized and unrealized gain (loss) on investments	(.44)	(.27)	.22	(.11)	.45
Total from Investment Operations	(.12)	.05	.54	.19	.74
Distributions:
Dividends from investment income—net	(.41)	(.36)	(.35)	(.32)	(.37)
Dividends from net realized gain on investments	(.11)	(.01)	(.11)	(.07)	(.02)
Total Distributions	(.52)	(.37)	(.46)	(.39)	(.39)
Net asset value, end of period	12.86	13.50	13.82	13.74	13.94
Total Return (%)	(.90)	.38	4.09	1.36	5.50
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.55	.54	.54	.53	.52
Ratio of net expenses to average net assets	.52	.50	.50	.50	.52
Ratio of net investment income to average net assets	2.80	2.32	2.39	2.08	2.26
Portfolio Turnover Rate[b]	151.01	173.15	269.53	370.87	370.61
Net Assets, end of period ($ x 1,000)	14,247	24,863	40,204	45,622	22,909

a Based on average shares outstanding.

b The portfolio turnover rates excluding mortgage dollar roll transactions for the periods ended January 31, 2018, July 31, 2017, 2016, 2015 and 2014 were 101.07%, 122.57%, 158.14%, 163.34% and 160.57%, respectively.

See notes to financial statements.

36

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

Dreyfus Intermediate Term Income Fund (the “fund”) is a separate diversified series of Dreyfus Investment Grade Funds, Inc. (the “Company”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently offering three series, including the fund. The fund’s investment objective is to seek to maximize total return, consisting of capital appreciation and current income. The Dreyfus Corporation (the “Manager” or “Dreyfus”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser.

MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of Dreyfus, is the distributor of the fund’s shares. The fund is authorized to issue 1.4 billion shares of $.001 par value Common Stock. The fund currently has authorized five classes of shares: Class A (500 million shares authorized), Class C (200 million shares authorized), Class I (500 million shares authorized), Class T (100 million shares authorized) and Class Y (100 million shares authorized). Class A and Class T shares generally are subject to a sales charge imposed at the time of purchase. Class C shares are subject to a contingent deferred sales charge (“CDSC”) imposed on Class C shares redeemed within one year of purchase. Class C shares automatically convert to Class A shares ten years after the date of purchase, without the imposition of a sales charge. Class I and Class Y shares are sold at net asset value per share generally to institutional investors. As of the date of this report, the fund did not offer Class T shares for purchase. Other differences between the classes include the services offered to and the expenses borne by each class, the allocation of certain transfer agency costs, and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under

37

NOTES TO FINANCIAL STATEMENTS (continued)

authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The Company enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown. The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

38

Registered investment companies that are not traded on an exchange are valued at their net asset value and are generally categorized within Level 1 of the fair value hierarchy.

Investments in securities, excluding short-term investments (other than U.S. Treasury Bills), futures, options and forward foreign currency exchange contracts (“forward contracts”) are valued each business day by an independent pricing service (the “Service”) approved by the Company’s Board of Directors (the “Board”). Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are valued as determined by the Service, based on methods which include consideration of the following: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. These securities are generally categorized within Level 2 of the fair value hierarchy.

U.S. Treasury Bills are valued at the mean price between quoted bid prices and asked prices by the Service. These securities are generally categorized within Level 2 of the fair value hierarchy.

The Service is engaged under the general supervision of the Board.

When market quotations or official closing prices are not readily available, or are determined not to accurately reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Board. Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. These securities are either categorized within Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.

For restricted securities where observable inputs are limited, assumptions about market activity and risk are used and such securities are generally categorized within Level 3 of the fair value hierarchy.

39

NOTES TO FINANCIAL STATEMENTS (continued)

Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange.

Futures and options, which are traded on an exchange, are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day and are generally categorized within Level 1 of the fair value hierarchy. Options traded over-the-counter (“OTC”) are valued at the mean between the bid and asked price and are generally categorized within Level 2 of the fair value hierarchy. Forward contracts are valued at the forward rate and are generally categorized within Level 2 of the fair value hierarchy.

The following is a summary of the inputs used as of July 31, 2018 in valuing the fund’s investments:

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 -Significant Unobservable Inputs	Total
Assets ($)
Investments in Securities:
Asset-Backed	-	25,445,486	-	25,445,486
Commercial Mortgage-Backed	-	9,479,904	-	9,479,904
Corporate Bonds†	-	177,405,668	-	177,405,668
Foreign Government	-	70,337,150	-	70,337,150
Municipal Bonds†	-	11,174,355	-	11,174,355
Registered Investment Companies	11,736,549	-	-	11,736,549
Residential Mortgage-Backed	-	8,496	-	8,496
U.S. Government Agencies/ Mortgage-Backed	-	116,095,874	-	116,095,874
U.S. Treasury	-	85,078,165	-	85,078,165
Other Financial Instruments:
Futures††	133,115	-	-	133,115
Forward Foreign Currency Exchange Contracts††	-	496,251	-	496,251
Options Purchased	-	400,683	-	400,683

40

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 -Significant Unobservable Inputs	Total
Liabilities ($)
Other Financial Instruments:
Futures††	(463,665)	-	-	(463,665)
Forward Foreign Currency Exchange Contracts††	-	(1,202,446)	-	(1,202,446)
Options Written	-	(5,654)	-	(5,654)

† See Statement of Investments for additional detailed categorizations.

†† Amount shown represents unrealized appreciation (depreciation) at period end.

At July 31, 2018, there were no transfers between levels of the fair value hierarchy. It is the fund’s policy to recognize transfers between levels at the end of the reporting period.

(b) Foreign currency transactions: The fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized on securities transactions between trade and settlement date, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments resulting from changes in exchange rates. Foreign currency gains and losses on foreign currency transactions are also included with net realized and unrealized gain or loss on investments.

(c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

Pursuant to a securities lending agreement with The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus, the fund may lend securities to qualified institutions. It is the fund’s policy that, at

41

NOTES TO FINANCIAL STATEMENTS (continued)

origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Collateral is either in the form of cash, which can be invested in certain money market mutual funds managed by Dreyfus, or U.S. Government and Agency securities. The fund is entitled to receive all dividends, interest and distributions on securities loaned, in addition to income earned as a result of the lending transaction. Should a borrower fail to return the securities in a timely manner, The Bank of New York Mellon is required to replace the securities for the benefit of the fund or credit the fund with the market value of the unreturned securities and is subrogated to the fund’s rights against the borrower and the collateral. Additionally, the contractual maturity of security lending transactions are on an overnight and continuous basis. During the period ended July 31, 2018, The Bank of New York Mellon earned $8,879 from lending portfolio securities, pursuant to the securities lending agreement.

(d) Affiliated issuers: Investments in other investment companies advised by Dreyfus are defined as “affiliated” under the Act.

(e) Dividends and distributions to shareholders: It is the policy of the fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”). To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(f) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended July 31, 2018, the fund did not have any liabilities for any uncertain tax positions. The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period ended July 31, 2018, the fund did not incur any interest or penalties.

42

Each tax year in the four year period ended July 31, 2018 remains subject to examination by the Internal Revenue Service and state taxing authorities.

At July 31, 2018, the components of accumulated earnings on a tax basis were as follows: accumulated capital and other losses $20,182,945 and unrealized depreciation $10,866,336. In addition, the fund deferred for tax purposes late year ordinary losses of $479,430 to the first day of the following fiscal year.

Under the Regulated Investment Company Modernization Act of 2010, the fund is permitted to carry forward capital losses for an unlimited period. Furthermore, capital loss carryovers retain their character as either short-term or long-term capital losses.

The accumulated capital loss carryover is available for federal income tax purposes to be applied against future net realized capital gains, if any, realized subsequent to July 31, 2018. The fund has $13,499,893 of short-term capital losses and $6,672,684 of long-term capital losses which can be carried forward for an unlimited period.

The tax character of distributions paid to shareholders during the fiscal periods ended July 31, 2018 and July 31, 2017 were as follows: ordinary income $21,026,555 and $18,129,024, respectively.

During the period ended July 31, 2018, as a result of permanent book to tax differences, primarily due to the tax treatment for amortization of premiums, paydown gains and losses on mortgage-backed securities, foreign currency transactions, dividend reclassification and swap periodic payments, the fund decreased accumulated undistributed investment income-net by $2,057,189, increased accumulated net realized gain (loss) on investments by $2,060,087 and decreased paid-in capital by $2,898. Net assets and net asset value per share were not affected by this reclassification.

NOTE 2—Bank Lines of Credit:

The fund participates with other Dreyfus-managed funds in an $830 million unsecured credit facility led by Citibank, N.A. and a $300 million unsecured credit facility provided by The Bank of New York Mellon (each, a “Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions. Prior to October 4, 2017, the unsecured credit facility with Citibank, N.A. was $810 million. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for each Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time

43

NOTES TO FINANCIAL STATEMENTS (continued)

of borrowing. During the period ended July 31, 2018, the fund did not borrow under the Facilities.

NOTE 3—Management Fee and Other Transactions with Affiliates:

(a) Pursuant to a management agreement with Dreyfus, the management fee is computed at the annual rate of .45% of the value of the fund’s average daily net assets and is payable monthly. Dreyfus has contractually agreed, from August 1, 2017 through November 30, 2018 for Class I and Class Y shares, to waive receipt of its fees and/or assume the direct expenses of the fund, so that the direct expenses of the fund’s Class I and Class Y shares (excluding taxes, interest expense, brokerage commissions, commitment fees on borrowings and extraordinary expenses) do not exceed .55% and .50% of the value of the respective class’ average daily net assets. Dreyfus also waived a portion of its fees for Class A and Class C shares due to the undertakings for the other classes. The reduction in expenses, pursuant to the undertakings, amounted to $173,505.

During the period ended July 31, 2018, the Distributor retained $730 from commissions earned on sales of the fund’s Class A shares and $153 from CDSC fees on redemptions of the fund’s Class C shares.

(b) Under the Distribution Plan adopted pursuant to Rule 12b-1 under the Act, Class C shares pay the Distributor for distributing its shares at an annual rate of .75% of the value of its average daily net assets. During the period ended July 31, 2018, Class C shares were charged $72,455 pursuant to the Distribution Plan.

(c) Under the Shareholder Services Plan, Class A and Class C shares pay the Distributor at an annual rate of .25% of the value of their average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (securities dealers, financial institutions or other industry professionals) with respect to these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended July 31, 2018, Class A and Class C shares were charged $1,029,585 and $24,152, respectively, pursuant to the Shareholder Services Plan.

The fund has arrangements with the transfer agent and the custodian whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset transfer agency and custody fees.

44

For financial reporting purposes, the fund includes net earnings credits as an expense offset in the Statement of Operations.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of Dreyfus, under a transfer agency agreement for providing transfer agency and cash management services for the fund. The majority of transfer agency fees are comprised of amounts paid on a per account basis, while cash management fees are related to fund subscriptions and redemptions. During the period ended July 31, 2018, the fund was charged $203,286 for transfer agency services and $12,730 for cash management services. These fees are included in Shareholder servicing costs in the Statement of Operations. Cash management fees were offset by earnings credits of $12,730.

The fund compensates The Bank of New York Mellon under a custody agreement for providing custodial services for the fund. These fees are determined based on net assets, geographic region and transaction activity. During the period ended July 31, 2018, the fund was charged $33,238 pursuant to the custody agreement. These fees were partially offset by earnings credits of $1,302.

The fund compensates The Bank of New York Mellon under a shareholder redemption draft processing agreement for providing certain services related to the fund’s check writing privilege. During the period ended July 31, 2018, the fund was charged $8,606 pursuant to the agreement, which is included in Shareholder servicing costs in the Statement of Operations. These fees were partially offset by earnings credit of $4.

During the period ended July 31, 2018, the fund was charged $12,585 for services performed by the Chief Compliance Officer and his staff. These fees are included in Miscellaneous in the Statement of Operations.

The components of “Due to The Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities consist of: management fees $255,460, Distribution Plan fees $4,004 Shareholder Services Plan fees $82,475, custodian fees $10,722, Chief Compliance Officer fees $7,374 and transfer agency fees $25,757.

(d) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales (including paydowns) of investment securities, excluding short-term securities, futures, options

45

NOTES TO FINANCIAL STATEMENTS (continued)

transactions, forward contracts and swap agreements, during the period ended July 31, 2018, amounted to $873,739,768 and $1,013,205,530, respectively, of which $288,975,129 in purchases and $289,369,693 in sales were from mortgage dollar roll transactions.

Mortgage Dollar Rolls: A mortgage dollar roll transaction involves a sale by the fund of mortgage related securities that it holds with an agreement by the fund to repurchase similar securities at an agreed upon price and date. The securities purchased will bear the same interest rate as those sold, but generally will be collateralized by pools of mortgages with different prepayment histories than those securities sold. The fund accounts for mortgage dollar rolls as purchases and sales transactions.

Derivatives: A derivative is a financial instrument whose performance is derived from the performance of another asset. The fund enters into International Swaps and Derivatives Association, Inc. Master Agreements or similar agreements (collectively, “Master Agreements”) with its OTC derivative contract counterparties in order to, among other things, reduce its credit risk to counterparties. Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under a Master Agreement, the fund may offset with the counterparty certain derivative financial instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment in the event of default or termination.

Each type of derivative instrument that was held by the fund during the period ended July 31, 2018 is discussed below.

Futures: In the normal course of pursuing its investment objective, the fund is exposed to market risk, including interest rate risk as a result of changes in value of underlying financial instruments. The fund invests in futures in order to manage its exposure to or protect against changes in the market. A futures contract represents a commitment for the future purchase or a sale of an asset at a specified date. Upon entering into such contracts, these investments require initial margin deposits with a counterparty, which consist of cash or cash equivalents. The amount of these deposits is determined by the exchange or Board of Trade on which the contract is traded and is subject to change. Accordingly, variation margin payments are received or made to reflect daily unrealized gains or losses which are recorded in the Statement of Operations. When the contracts are closed, the fund recognizes a realized gain or loss which is reflected in the Statement of Operations. There is minimal counterparty credit risk to the fund with futures since they are exchange traded, and the exchange guarantees the futures against default. Futures open at July 31, 2018 are set forth in the Statement of Futures.

46

Options Transactions: The fund purchases and writes (sells) put and call options to hedge against changes in the values of interest rate, foreign currencies, or as a substitute for an investment. The fund is subject to market risk, interest rate risk and currency risk in the course of pursuing its investment objectives through its investments in options contracts. A call option gives the purchaser of the option the right (but not the obligation) to buy, and obligates the writer to sell, the underlying financial instrument at the exercise price at any time during the option period, or at a specified date. Conversely, a put option gives the purchaser of the option the right (but not the obligation) to sell, and obligates the writer to buy the underlying financial instrument at the exercise price at any time during the option period, or at a specified date.

As a writer of call options, the fund receives a premium at the outset and then bears the market risk of unfavorable changes in the price of the financial instrument underlying the option. Generally, the fund realizes a gain, to the extent of the premium, if the price of the underlying financial instrument decreases between the date the option is written and the date on which the option is terminated. Generally, the fund incurs a loss if the price of the financial instrument increases between those dates.

As a writer of put options, the fund receives a premium at the outset and then bears the market risk of unfavorable changes in the price of the financial instrument underlying the option. Generally, the fund realizes a gain, to the extent of the premium, if the price of the underlying financial instrument increases between the date the option is written and the date on which the option is terminated. Generally, the fund incurs a loss if the price of the financial instrument decreases between those dates. The maximum payout for those contracts is limited to the number of put option contracts written and the related strike prices, respectively.

As a writer of an option, the fund has no control over whether the underlying financial instrument may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the financial instrument underlying the written option. There is a risk of loss from a change in value of such options which may exceed the related premiums received. This risk is mitigated by Master Agreements between the fund and the counterparty and the posting of collateral, if any, by the counterparty to the fund to cover the fund’s exposure to the counterparty. The Statement of Operations reflects any unrealized gains or losses which occurred during the period as well as any realized gains or losses which occurred upon the expiration or closing of the option transaction. Options written open at July 31, 2018 are set forth in Statement of Options Written.

47

NOTES TO FINANCIAL STATEMENTS (continued)

Forward Foreign Currency Exchange Contracts: The fund enters into forward contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to settle foreign currency transactions or as a part of its investment strategy. When executing forward contracts, the fund is obligated to buy or sell a foreign currency at a specified rate on a certain date in the future. With respect to sales of forward contracts, the fund incurs a loss if the value of the contract increases between the date the forward contract is opened and the date the forward contract is closed. The fund realizes a gain if the value of the contract decreases between those dates. With respect to purchases of forward contracts, the fund incurs a loss if the value of the contract decreases between the date the forward contract is opened and the date the forward contract is closed. The fund realizes a gain if the value of the contract increases between those dates. Any realized or unrealized gains or losses which occurred during the period are reflected in the Statement of Operations. The fund is exposed to foreign currency risk as a result of changes in value of underlying financial instruments. The fund is also exposed to credit risk associated with counterparty nonperformance on these forward contracts, which is generally limited to the unrealized gain on each open contract. This risk may be mitigated by Master Agreements, if any, between the fund and the counterparty and the posting of collateral, if any, by the counterparty to the fund to cover the fund’s exposure to the counterparty. Forward contracts open at July 31, 2018 are set forth in the Statement of Forward Foreign Currency Exchange Contracts.

Swap Agreements: The fund enters into swap agreements to exchange the interest rate on, or return generated by, one nominal instrument for the return generated by another nominal instrument. Swap agreements are privately negotiated in the OTC market or centrally cleared. The fund enters into these agreements to hedge certain market or interest rate risks, to manage the interest rate sensitivity (sometimes called duration) of fixed income securities, to provide a substitute for purchasing or selling particular securities or to increase potential returns.

For OTC swaps, the fund accrues for interim payments on a daily basis, with the net amount recorded within unrealized appreciation (depreciation) on swap agreements in the Statement of Assets and Liabilities. Once the interim payments are settled in cash, the net amount is recorded as a realized gain (loss) on swaps, in addition to realized gain (loss) recorded upon the termination of swap agreements in the Statement of Operations. Upfront payments made and/or received by the fund, are recorded as an asset and/or liability in the Statement of Assets and Liabilities and are recorded as a realized gain or loss ratably over the agreement’s term/event

48

with the exception of forward starting interest rate swaps which are recorded as realized gains or losses on the termination date.

Upon entering into centrally cleared swap agreements, an initial margin deposit is required with a counterparty, which consists of cash or cash equivalents. The amount of these deposits is determined by the exchange on which the agreement is traded and is subject to change. The change in valuation of centrally cleared swaps is recorded as a receivable or payable for variation margin in the Statement of Assets and Liabilities. Payments received from (paid to) the counterparty, including upon termination, are recorded as realized gain (loss) in the Statement of Operations.

Fluctuations in the value of swap agreements are recorded for financial statement purposes as unrealized appreciation or depreciation on swap agreements.

Interest Rate Swaps: Interest rate swaps involve the exchange of commitments to pay and receive interest based on a notional principal amount. The fund may elect to pay a fixed rate and receive a floating rate, or receive a fixed rate and pay a floating rate on a notional principal amount. The net interest received or paid on interest rate swap agreements is included within realized gain (loss) on swap agreements in the Statement of Operations. Interest rate swap agreements are subject to general market risk, liquidity risk, counterparty risk and interest rate risk. Interest rate swap agreements are subject to general market risk, liquidity risk, counterparty risk and interest rate risk. At July 31, 2018, there were no interest rate swap agreements outstanding.

The following tables show the fund’s exposure to different types of market risk as it relates to the Statement of Assets and Liabilities and the Statement of Operations, respectively.

49

NOTES TO FINANCIAL STATEMENTS (continued)

Fair value of derivative instruments as of July 31, 2018 is shown below:

	Derivative Assets ($)			Derivative Liabilities ($)
Interest rate risk	133,115	[1]	Interest rate risk	(463,665)	[1]
Foreign exchange risk	896,934	[2,3]	Foreign exchange risk	(1,208,100)	[3,4]
Gross fair value of derivative contracts	1,030,049			(1,671,765)

Statement of Assets and Liabilities location:
[1] Includes cumulative appreciation (depreciation) on futures as reported in the Statement of Futures, but only the unpaid variation margin is reported in the Statement of Assets and Liabilities.
[2] Options purchased are included in Investments in securities—Unaffiliated issuers, at value.
[3] Unrealized appreciation (depreciation) on forward foreign currency exchange contracts.
[4] Outstanding options written, at value.

The effect of derivative instruments in the Statement of Operations during the period ended July 31, 2018 is shown below:

Amount of realized gain (loss) on derivatives recognized in income ($)
Underlying risk	Futures	[1]	Options Transactions	[2]	Forward Contracts	[3]	Swap Agreements	[4]	Total
Interest rate	533,662		(189,507)		-		1,125,171		1,469,326
Foreign exchange	-		72,882		2,653,963		-		2,726,845
Total	533,662		(116,625)		2,653,963		1,125,171		4,196,171

Change in unrealized appreciation (depreciation) on derivatives recognized in income ($)
Underlying risk	Futures	[5]	Options Transactions	[6]	Forward Contracts	[7]	Swap Agreements	[8]	Total
Interest rate	(1,206,690)		-		-		880,651		(326,039)
Foreign exchange	-		(374,443)		(519,498)		-		(893,941)
Total	(1,206,690)		(374,443)		(519,498)		880,651		(1,219,980)

Statement of Operations location:
[1] Net realized gain (loss) on futures.
[2] Net realized gain (loss) on options transactions.
[3] Net realized gain (loss) on forward foreign currency exchange contracts.
[4] Net realized gain (loss) on swap agreements.
[5] Net unrealized appreciation (depreciation) on futures.
[6] Net unrealized appreciation (depreciation) on options transactions.
[7] Net unrealized appreciation (depreciation) on forward foreign currency exchange contracts.
[8] Net unrealized appreciation (depreciation) on swap agreements.

The provisions of ASC Topic 210 “Disclosures about Offsetting Assets and Liabilities” require disclosure on the offsetting of financial assets and

50

liabilities. These disclosures are required for certain investments, including derivative financial instruments subject to Master Agreements which are eligible for offsetting in the Statement of Assets and Liabilities and require the fund to disclose both gross and net information with respect to such investments. For financial reporting purposes, the fund does not offset derivative assets and derivative liabilities that are subject to Master Agreements in the Statement of Assets and Liabilities.

At July 31, 2018, derivative assets and liabilities (by type) on a gross basis are as follows:

Derivative Financial Instruments:	Assets ($)	Liabilities ($)
Futures	133,115	(463,665)
Options	400,683	(5,654)
Forward contracts	496,251	(1,202,446)
Total gross amount of derivative
assets and liabilities in the
Statement of Assets and Liabilities	1,030,049	(1,671,765)
Derivatives not subject to
Master Agreements	(133,115)	463,665
Total gross amount of assets
and liabilities subject to
Master Agreements	896,934	(1,208,100)

The following tables present derivative assets and liabilities net of amounts available for offsetting under Master Agreements and net of related collateral received or pledged, if any, as of July 31, 2018:†

			Financial
			Instruments
			and Derivatives
	Gross Amount of		Available	Collateral		Net Amount of
Counterparty	Assets ($)	[1]	for Offset ($)	Received ($)	[2]	Assets ($)
Barclays Bank	67,318		(16,174)	(51,144)		-
Citigroup	284,566		(284,566)	-		-
Goldman Sachs International	55,338		(55,338)	-		-
HSBC	93,990		-	-		93,990
JP Morgan Chase Bank	242,825		(180,001)	-		62,824
UBS	152,897		(52,160)	-		100,737
Total	896,934		(588,239)	(51,144)		257,551

51

NOTES TO FINANCIAL STATEMENTS (continued)

			Financial
			Instruments
			and Derivatives
	Gross Amount of		Available	Collateral		Net Amount of
Counterparty	Liabilities ($)	[1]	for Offset ($)	Pledged ($)	[2]	Liabilities ($)
Barclays Bank	(16,174)		16,174	-		-
Citigroup	(655,866)		284,566	-		(371,300)
Goldman Sachs International	(303,899)		55,338	-		(248,561)
JP Morgan Chase Bank	(180,001)		180,001	-		-
UBS	(52,160)		52,160	-		-
Total	(1,208,100)		588,239	-		(619,861)

[1] Absent a default event or early termination, OTC derivative assets and liabilities are presented at gross amounts and are not offset in the Statement of Assets and Liabilities.
2 In some instances, the actual collateral received and/or pledged may be more than the amount shown due to over collateralization.
† See Statement of Investments for detailed information regarding collateral held for open exchange traded derivative contracts.

The following summarizes the average market value of derivatives outstanding during the period ended July 31, 2018:

Average Market Value ($)
Interest rate futures	222,312,682
Interest rate options contracts	26,997
Foreign currency options contracts	176,013
Forward contracts	154,614,979

The following summarizes the average notional value of swap agreements outstanding during the period ended July 31, 2018:

Average Notional Value ($)
Interest rate swap agreements	140,225,717

At July 31, 2018, the cost of investments inclusive of derivative contracts for federal income tax purposes was $517,983,223; accordingly, accumulated net unrealized depreciation on investments was $10,871,080, consisting of $5,339,649 gross unrealized appreciation and $16,210,729 gross unrealized depreciation.

NOTE 5—Plan of Reorganization:

The Board and shareholders have approved an Agreement and Plan of Reorganization (the “Agreement”) providing for the transfer of the fund’s assets to BNY Mellon Insight Core Plus Fund (the “Acquiring Fund”) in a

52

tax-free exchange for shares of the Acquiring Fund and the assumption by the Acquiring Fund of the fund’s stated liabilities, the distribution of such shares of the Acquiring Fund to fund shareholders and the subsequent termination of the fund (the “Reorganization”). The Reorganization will become effective on or about October 19, 2018. As of the end of the reporting period, reorganization costs were estimated to be approximately $107,096 and paid by the fund.

53

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and the Board of Directors of Dreyfus Intermediate Term Income Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Dreyfus Intermediate Term Income Fund (the “Fund”) (one of the funds constituting Dreyfus Investment Grade Funds, Inc.), including the statements of investments, investments in affiliated issuers, futures, options written and forward foreign currency exchange contracts, as of July 31, 2018, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the funds constituting Dreyfus Investment Grade Funds, Inc.) at July 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of the Fund’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 2018, by correspondence with the custodian and others or by other appropriate auditing procedures where replies were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Dreyfus investment companies since at least 1957, but we are unable to determine the specific year.

New York, New York
September 26, 2018

54

IMPORTANT TAX INFORMATION (Unaudited)

For federal tax purposes the fund hereby reports 73.37% of ordinary income dividends paid during the fiscal year ended July 31, 2018 as qualifying “interest related dividends.” Also, the fund hereby reports $.1148 per share as a short-term capital gain distribution paid on December 14, 2017.

55

PROXY RESULTS (Unaudited)

A special meeting of the fund’s shareholders was held on September 5, 2018 and reconvened on September 14, 2018. The proposal considered at the meeting and the results were as follows:

Shares
For	Against	Abstain

To approve an agreement and Plan of Reorganization providing for the transfer of all of the assets of the fund to BNY Mellon Insight Core Plus Fund (the “Acquiring Fund”), in exchange solely for Class A, Class C, Class I and Class Y shares of the Acquiring Fund having an aggregate net asset value equal to the value of the fund’s net assets and the assumption by the Acquiring Fund of the fund’s stated liabilities (the “Reorganization”). Class A, Class C, Class I and Class Y shares of the Acquiring Fund received by the fund in the Reorganization will be distributed by the fund to its shareholders in liquidation of the fund, after which the fund will cease operations and will be terminated as a series of the Company. Holders of Class A, Class C, Class I and Class Y shares of the fund would receive Class A, Class C, Class I and Class Y shares of the Acquiring Fund, respectively.

21,466,473	887,769	1,253,849

56

INFORMATION ABOUT THE RENEWAL OF THE FUND’S MANAGEMENT AGREEMENT (Unaudited)

At a meeting of the fund’s Board of Directors held on July 18-19, 2018, the Board considered the renewal of the fund’s Management Agreement pursuant to which Dreyfus provides the fund with investment advisory and administrative services (the “Agreement”). The Board members, a majority of whom are not “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the fund, were assisted in their review by independent legal counsel and met with counsel in executive session separate from Dreyfus representatives. In considering the renewal of the Agreement, the Board considered all factors that it believed to be relevant, including those discussed below. The Board did not identify any one factor as dispositive, and each Board member may have attributed different weights to the factors considered.

Analysis of Nature, Extent, and Quality of Services Provided to the Fund. The Board considered information provided to them at the meeting and in previous presentations from Dreyfus representatives regarding the nature, extent, and quality of the services provided to funds in the Dreyfus fund complex. Dreyfus provided the number of open accounts in the fund, the fund’s asset size and the allocation of fund assets among distribution channels. Dreyfus also had previously provided information regarding the diverse intermediary relationships and distribution channels of funds in the Dreyfus fund complex (such as retail direct or intermediary, in which intermediaries typically are paid by the fund and/or Dreyfus) and Dreyfus’ corresponding need for broad, deep, and diverse resources to be able to provide ongoing shareholder services to each intermediary or distribution channel, as applicable to the fund.

The Board also considered research support available to, and portfolio management capabilities of, the fund’s portfolio management personnel and that Dreyfus also provides oversight of day-to-day fund operations, including fund accounting and administration and assistance in meeting legal and regulatory requirements. The Board also considered Dreyfus’ extensive administrative, accounting and compliance infrastructures.

Comparative Analysis of the Fund’s Performance and Management Fee and Expense Ratio. The Board reviewed reports prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company data, which included information comparing (1) the fund’s performance with the performance of a group of comparable funds (the “Performance Group”) and with a broader group of funds (the “Performance Universe”), all for various periods ended May 31, 2018, and (2) the fund’s actual and contractual management fees and total expenses with those of a group of comparable funds (the “Expense Group”) and with a broader group of funds (the “Expense Universe”), the information for which was derived in part from fund financial statements available to Broadridge as of the date of its analysis. Dreyfus previously had furnished the Board with a description of the methodology Broadridge used to select the Performance Group and Performance Universe and the Expense Group and Expense Universe.

57

INFORMATION ABOUT THE RENEWAL OF THE FUND’S MANAGEMENT AGREEMENT (Unaudited) (continued)

Dreyfus representatives stated that the usefulness of performance comparisons may be affected by a number of factors, including different investment limitations that may be applicable to the fund and comparison funds. They also considered that performance generally should be considered over longer periods of time, although it is possible that long-term performance can be adversely affected by even one period of significant underperformance so that a single investment decision or theme has the ability to affect disproportionately long-term performance. The Board discussed with representatives of Dreyfus and/or its affiliates the results of the comparisons and considered that the fund’s total return performance was at or below the Performance Group median for the various periods and below the Performance Universe median for all periods, except the ten-year period when it was above the median. The Board also considered that the fund’s yield performance was at or above the Performance Group median for six of the ten one-year periods and above the Performance Universe median for four of the ten one-year periods ended May 31st and considered the relative proximity of the fund’s yield to the median(s) in certain periods when the yield was below the Performance Group and/or Performance Universe median(s). Dreyfus also provided a comparison of the fund’s calendar year total returns to the returns of the fund’s benchmark index, and it was considered that the fund’s returns were above the returns of the index in five of the ten calendar years shown.

The Board also reviewed the range of actual and contractual management fees and total expenses of the Expense Group and Expense Universe funds and discussed the results of the comparisons. The Board considered that the fund’s contractual management fee was at the Expense Group median and the fund’s actual management fee and total expenses were above the Expense Group and Expense Universe medians.

Dreyfus representatives stated that Dreyfus has contractually agreed, until November 30, 2018, to waive receipt of its fees and/or assume the direct expenses of the fund’s Class I and Y shares, so that the direct expenses of the fund’s Class I and Y shares (excluding taxes, interest, brokerage commissions, commitment fees on borrowings and extraordinary expenses) do not exceed 0.55% and 0.50%, respectively, of average daily net assets.

Dreyfus representatives reviewed with the Board the management or investment advisory fees (1) paid by funds advised or administered by Dreyfus that are in the same Lipper category as the fund and (2) paid to Dreyfus or the Dreyfus-affiliated primary employer of the fund’s primary portfolio manager(s) for advising any separate accounts and/or other types of client portfolios that are considered to have similar investment strategies and policies as the fund (the “Similar Clients”), and explained the nature of the Similar Clients. They discussed differences in fees paid and the relationship of the fees paid in light of any differences in the services provided and other relevant factors. The Board considered the relevance of the fee information provided for the Similar Clients to evaluate the appropriateness of the fund’s management fee.

Analysis of Profitability and Economies of Scale. Dreyfus representatives reviewed the expenses allocated and profit received by Dreyfus and its affiliates and the resulting profitability percentage for managing the fund and the aggregate profitability percentage

58

to Dreyfus and its affiliates for managing the funds in the Dreyfus fund complex, and the method used to determine the expenses and profit. The Board concluded that the profitability results were not unreasonable, given the services rendered and service levels provided by Dreyfus. The Board also had been provided with information prepared by an independent consulting firm regarding Dreyfus’ approach to allocating costs to, and determining the profitability of, individual funds and the entire Dreyfus fund complex. The consulting firm also had analyzed where any economies of scale might emerge in connection with the management of a fund.

The Board considered, on the advice of its counsel, the profitability analysis (1) as part of its evaluation of whether the fees under the Agreement, considered in relation to the mix of services provided by Dreyfus, including the nature, extent and quality of such services, supported the renewal of the Agreement and (2) in light of the relevant circumstances for the fund and the extent to which economies of scale would be realized if the fund grows and whether fee levels reflect these economies of scale for the benefit of fund shareholders. Dreyfus representatives stated that a discussion of economies of scale is predicated on a fund having achieved a substantial size with increasing assets and that, if a fund’s assets had been stable or decreasing, the possibility that Dreyfus may have realized any economies of scale would be less. Dreyfus representatives also stated that, as a result of shared and allocated costs among funds in the Dreyfus fund complex, the extent of economies of scale could depend substantially on the level of assets in the complex as a whole, so that increases and decreases in complex-wide assets can affect potential economies of scale in a manner that is disproportionate to, or even in the opposite direction from, changes in the fund’s asset level. The Board also considered potential benefits to Dreyfus from acting as investment adviser and took into consideration that there were no soft dollar arrangements in effect for trading the fund’s investments.

At the conclusion of these discussions, the Board agreed that it had been furnished with sufficient information to make an informed business decision with respect to the renewal of the Agreement. Based on the discussions and considerations as described above, the Board concluded and determined as follows.

• The Board concluded that the nature, extent and quality of the services provided by Dreyfus are adequate and appropriate.

• The Board expressed concern about the fund’s total return and yield performance and agreed to closely monitor performance.

• The Board concluded that the fee paid to Dreyfus continued to be appropriate under the circumstances and in light of the factors and the totality of the services provided as discussed above.

• The Board determined that the economies of scale which may accrue to Dreyfus and its affiliates in connection with the management of the fund had been adequately considered by Dreyfus in connection with the fee rate charged to the fund pursuant to the Agreement and that, to the extent in the future it

59

INFORMATION ABOUT THE RENEWAL OF THE FUND’S MANAGEMENT AGREEMENT (Unaudited) (continued)

were determined that material economies of scale had not been shared with the fund, the Board would seek to have those economies of scale shared with the fund.

In evaluating the Agreement, the Board considered these conclusions and determinations and also relied on its previous knowledge, gained through meetings and other interactions with Dreyfus and its affiliates, of Dreyfus and the services provided to the fund by Dreyfus. The Board also relied on information received on a routine and regular basis throughout the year relating to the operations of the fund and the investment management and other services provided under the Agreement, including information on the investment performance of the fund in comparison to similar mutual funds and benchmark performance indices; general market outlook as applicable to the fund; and compliance reports. In addition, the Board’s consideration of the contractual fee arrangements for this fund had the benefit of a number of years of reviews of the Agreement for the fund, or substantially similar agreements for other Dreyfus funds that the Board oversees, during which lengthy discussions took place between the Board and Dreyfus representatives. Certain aspects of the arrangements may receive greater scrutiny in some years than in others, and the Board’s conclusions may be based, in part, on their consideration of the fund’s arrangements, or substantially similar arrangements for other Dreyfus funds that the Board oversees, in prior years. The Board determined to renew the Agreement.

60

BOARD MEMBERS INFORMATION (Unaudited)

INDEPENDENT BOARD MEMBERS

Joseph S. DiMartino (74)

Chairman of the Board (1995)

Principal Occupation During Past 5 Years:

• Corporate Director and Trustee (1995-present)

Other Public Company Board Memberships During Past 5 Years:

• CBIZ (formerly, Century Business Services, Inc.), a provider of outsourcing functions for small and medium size companies, Director (1997-present)

No. of Portfolios for which Board Member Serves: 124

———————

Francine J. Bovich (66)

Board Member (2015)

Principal Occupation During Past 5 Years:

• Trustee, The Bradley Trusts, private trust funds (2011-present)

Other Public Company Board Membership During Past 5 Years:

• Annaly Capital Management, Inc., a real estate investment trust, Director (2014-present)

No. of Portfolios for which Board Member Serves: 72

———————

Isabel P. Dunst (71)

Board Member (2014)

Principal Occupation During Past 5 Years:

• Senior Counsel, Hogan Lovells LLP (2018-present; previously, Of Counsel, 2015-2018, Partner, 1990-2014)

No. of Portfolios for which Board Member Serves: 33

———————

Nathan Leventhal (75)

Board Member (2009)

Principal Occupation During Past 5 Years:

• President Emeritus of Lincoln Center for the Performing Arts (2001-present)

• Chairman of the Avery Fisher Artist Program (1997-2014)

Other Public Company Board Membership During Past 5 Years:

• Movado Group, Inc., Director (2003-present)

No. of Portfolios for which Board Member Serves: 47

———————

61

BOARD MEMBERS INFORMATION (Unaudited) (continued)
INDEPENDENT BOARD MEMBERS (continued)

Robin A. Melvin (54)

Board Member (2014)

Principal Occupation During Past 5 Years:

• Co-chairman, Illinois Mentoring Partnership, non-profit organization dedicated to increasing the quantity and quality of mentoring services in Illinois (2014-present; board member since 2013)

No. of Portfolios for which Board Member Serves: 99

———————

Roslyn M. Watson (68)

Board Member (2014)

Principal Occupation During Past 5 Years:

• Principal, Watson Ventures, Inc., a real estate investment company (1993-present)

No. of Portfolios for which Board Member Serves: 58

———————

Benaree Pratt Wiley (72)

Board Member (2009)

Principal Occupation During Past 5 Years:

• Principal, The Wiley Group, a firm specializing in strategy and business development (2005-present)

Other Public Company Board Membership During Past 5 Years:

• CBIZ (formerly, Century Business Services, Inc.), a provider of outsourcing functions for small and medium size companies, Director (2008-present)

No. of Portfolios for which Board Member Serves: 79

———————

62

INTERESTED BOARD MEMBERS

J. Charles Cardona (62)

Board Member (2014)

Principal Occupation During Past 5 Years:

• Retired. President and a Director of the Manager (2008-2016), Chairman of the Distributor (2013-2016, Executive Vice President, 1997-2013)

No. of Portfolios for which Board Member Serves: 33

J. Charles Cardona is deemed to be an “interested person” (as defined under the Act) of the Company as a result of his previous affiliation with The Dreyfus Corporation.

———————

Gordon J. Davis (76)

Board Member (2012)

Principal Occupation During Past 5 Years:

• Partner in the law firm of Venable LLP (2012-present)

Other Public Company Board Membership During Past 5 Years:

• Consolidated Edison, Inc., a utility company, Director (1997-2014)

• The Phoenix Companies, Inc., a life insurance company, Director (2000-2014)

No. of Portfolios for which Board Member Serves: 54

Gordon J. Davis is deemed to be an “interested person” (as defined under the Act) of the Company as a result of his affiliation with Venable LLP, which provides legal services to the Company.

———————

Once elected all Board Members serve for an indefinite term, but achieve Emeritus status upon reaching age 80. The address of the Board Members and Officers is c/o The Dreyfus Corporation, 200 Park Avenue, New York, New York 10166. Additional information about the Board Members is available in the fund’s Statement of Additional Information which can be obtained from Dreyfus free of charge by calling this toll free number: 1-800-DREYFUS.

Clifford L. Alexander, Jr., Emeritus Board Member
Whitney I. Gerard, Emeritus Board Member
George L. Perry, Emeritus Board Member

63

OFFICERS OF THE FUND (Unaudited)

BRADLEY J. SKAPYAK, President since January 2010.

Chief Operating Officer and a director of the Manager since June 2009, Chairman of Dreyfus Transfer, Inc., an affiliate of the Manager and the transfer agent of the funds, since May 2011 and Chief Executive Officer of MBSC Securities Corporation since August 2016. He is an officer of 62 investment companies (comprised of 124 portfolios) managed by the Manager. He is 59 years old and has been an employee of the Manager since February 1988.

BENNETT A. MACDOUGALL, Chief Legal Officer since October 2015.

Chief Legal Officer of the Manager and Associate General Counsel and Managing Director of BNY Mellon since June 2015; from June 2005 to June 2015, he served in various capacities with Deutsche Bank – Asset & Wealth Management Division, including as Director and Associate General Counsel, and Chief Legal Officer of Deutsche Investment Management Americas Inc. from June 2012 to May 2015. He is an officer of 63 investment companies (comprised of 149 portfolios) managed by the Manager. He is 46 years old and has been an employee of the Manager since June 2015.

JAMES BITETTO, Vice President since August 2005 and Secretary since February 2018.

Managing Counsel of BNY Mellon and Secretary of the Manager, and an officer of 63 investment companies (comprised of 149 portfolios) managed by the Manager. He is 52 years old and has been an employee of the Manager since December 1996.

JOSEPH M. CHIOFFI, Vice President and Assistant Secretary since August 2005.

Managing Counsel of BNY Mellon, and an officer of 63 investment companies (comprised of 149 portfolios) managed by the Manager. He is 56 years old and has been an employee of the Manager since June 2000.

SONALEE CROSS, Vice President and Assistant Secretary since March 2018.

Counsel of BNY Mellon since October 2016; Associate at Proskauer Rose LLP from April 2016 to September 2016; Attorney at EnTrust Capital from August 2015 to February 2016; Associate at Sidley Austin LLP from September 2013 until August 2015. She is an officer of 63 investment companies (comprised of 149 portfolios) managed by Dreyfus. She is 30 years old and has been an employee of the Manager since October 2016.

MAUREEN E. KANE, Vice President and Assistant Secretary since April 2015.

Managing Counsel of BNY Mellon since July 2014; from October 2004 until July 2014, General Counsel, and from May 2009 until July 2014, Chief Compliance Officer of Century Capital Management. She is an officer of 63 investment companies (comprised of 149 portfolios) managed by the Manager. She is 56 years old and has been an employee of the Manager since July 2014.

SARAH S. KELLEHER, Vice President and Assistant Secretary since April 2014.

Managing Counsel of BNY Mellon. She is an officer of 63 investment companies (comprised of 149 portfolios) managed by the Manager. She is 42 years old and has been an employee of the Manager since March 2013.

JEFF PRUSNOFSKY, Vice President and Assistant Secretary since August 2005.

Senior Managing Counsel of BNY Mellon, and an officer of 63 investment companies (comprised of 149 portfolios) managed by the Manager. He is 53 years old and has been an employee of the Manager since October 1990.

NATALYA ZELENSKY, Vice President and Assistant Secretary since March 2017.

Counsel of BNY Mellon since May 2016; Attorney at Wildermuth Endowment Strategy Fund/Wildermuth Advisory, LLC from November 2015 until May 2016; Assistant General Counsel at RCS Advisory Services from July 2014 until November 2015; Associate at Sutherland, Asbill & Brennan from January 2013 until January 2014. She is an officer of 63 investment companies (comprised of 149 portfolios) managed by Dreyfus. She is 33 years old and has been an employee of the Manager since May 2016.

JAMES WINDELS, Treasurer since November 2001.

Director – Mutual Fund Accounting of the Manager, and an officer of 63 investment companies (comprised of 149 portfolios) managed by the Manager. He is 59 years old and has been an employee of the Manager since April 1985.

RICHARD CASSARO, Assistant Treasurer since January 2008.

Senior Accounting Manager – Money Market and Municipal Bond Funds of the Manager, and an officer of 63 investment companies (comprised of 149 portfolios) managed by the Manager. He is 59 years old and has been an employee of the Manager since September 1982.

64

GAVIN C. REILLY, Assistant Treasurer since December 2005.

Tax Manager of the Investment Accounting and Support Department of the Manager, and an officer of 63 investment companies (comprised of 149 portfolios) managed by the Manager. He is 49 years old and has been an employee of the Manager since April 1991.

ROBERT S. ROBOL, Assistant Treasurer since August 2003.

Senior Accounting Manager – Dreyfus Financial Reporting of the Manager, and an officer of 63 investment companies (comprised of 149 portfolios) managed by the Manager. He is 54 years old and has been an employee of the Manager since October 1988.

ROBERT SALVIOLO, Assistant Treasurer since July 2007.

Senior Accounting Manager – Equity Funds of the Manager, and an officer of 63 investment companies (comprised of 149 portfolios) managed by the Manager. He is 51 years old and has been an employee of the Manager since June 1989.

ROBERT SVAGNA, Assistant Treasurer since August 2005.

Senior Accounting Manager – Fixed Income and Equity Funds of the Manager, and an officer of 63 investment companies (comprised of 149 portfolios) managed by the Manager. He is 51 years old and has been an employee of the Manager since November 1990.

JOSEPH W. CONNOLLY, Chief Compliance Officer since October 2004.

Chief Compliance Officer of the Manager, the Dreyfus Family of Funds and BNY Mellon Funds Trust (63 investment companies, comprised of 149 portfolios). He is 61 years old and has served in various capacities with the Manager since 1980, including manager of the firm’s Fund Accounting Department from 1997 through October 2001.

CARIDAD M. CAROSELLA, Anti-Money Laundering Compliance Officer since January 2016.

Anti-Money Laundering Compliance Officer of the Dreyfus Family of Funds and BNY Mellon Funds Trust since January 2016; from May 2015 to December 2015, Interim Anti-Money Laundering Compliance Officer of the Dreyfus Family of Funds and BNY Mellon Funds Trust and the Distributor; from January 2012 to May 2015, AML Surveillance Officer of the Distributor and from 2007 to December 2011, Financial Processing Manager of the Distributor. She is an officer of 57 investment companies (comprised of 143 portfolios) managed by the Manager. She is 50 years old and has been an employee of the Distributor since 1997.

65

For More Information

Dreyfus Intermediate Term Income Fund

200 Park Avenue
New York, NY 10166

Manager

The Dreyfus Corporation
200 Park Avenue
New York, NY 10166

Custodian

The Bank of New York Mellon
240 Greenwich Street
New York, NY 10286

Transfer Agent &
Dividend Disbursing Agent

Dreyfus Transfer, Inc.
200 Park Avenue
New York, NY 10166

Distributor

MBSC Securities Corporation
200 Park Avenue
New York, NY 10166

Ticker Symbols:	Class A: DRITX Class C: DTECX Class I: DITIX Class Y: DITYX

Telephone Call your financial representative or 1-800-DREYFUS

Mail The Dreyfus Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144

E-mail Send your request to info@dreyfus.com

Internet Information can be viewed online or downloaded at www.dreyfus.com

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (phone 1-800-SEC-0330 for information).

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at www.dreyfus.com and on the SEC’s website at www.sec.gov and without charge, upon request, by calling 1-800-DREYFUS.

© 2018 MBSC Securities Corporation 0082AR0718

Dreyfus Short Term Income Fund

ANNUAL REPORT July 31, 2018

Save time. Save paper. View your next shareholder report online as soon as it’s available. Log into www.dreyfus.com and sign up for Dreyfus eCommunications. It’s simple and only takes a few minutes.

The views expressed in this report reflect those of the portfolio manager(s) only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

FOR MORE INFORMATION

Back Cover

Dreyfus Short Term Income Fund	The Fund

A LETTER FROM THE PRESIDENT OF DREYFUS

Dear Shareholder:

We are pleased to present this annual report for Dreyfus Short Term Income Fund, covering the 12-month period from August 1, 2017 through July 31, 2018. For information about how the fund performed during the reporting period, as well as general market perspectives, we provide a Discussion of Fund Performance on the pages that follow.

Despite concerns over rising interest rates, heightened geopolitical turmoil, and increasing trade tensions, U.S. stocks produced modest gains over the first seven months of the year, overcoming some first-quarter volatility. Bonds, however, slipped as a result of interest-rate increases.

For the 12-month reporting period overall, stocks posted double-digit returns driven by rising corporate earnings, steady global economic growth, the passage of tax reform legislation and other government policy reforms. Bonds had mixed performance over this period; while high-yield securities eked out modest total returns, investment-grade corporate bonds slipped somewhat. U.S. government securities mostly posted slight losses.

Although new concerns have emerged about the unevenness of global growth, we believe that the U.S. economy will remain strong. Healthy growth, as well as a robust labor market, rising corporate earnings, and strong consumer and business confidence, seem likely to continue, but we remain attentive to developments that could signal a change. As always, we encourage you to discuss the risks and opportunities of today’s investment environment with your financial advisor.

Thank you for your continued confidence and support.

Sincerely,

Renee Laroche-Morris
President
The Dreyfus Corporation
August 15, 2018

2

DISCUSSION OF FUND PERFORMANCE (Unaudited)

For the period from August 1, 2017 through July 31, 2018, as provided by David Bowser, CFA, and Nathaniel Hyde, CFA, Portfolio Managers

Market and Fund Performance Overview

For the 12-month period ended July 31, 2018, Dreyfus Short Term Income Fund’s Class D shares produced a total return of -0.56%, and Class P shares produced a total return of -0.62%.1 In comparison, the fund’s benchmark, the ICE BofA Merrill Lynch 1-5 Year U.S. Corporate/Government Index (the “Index”), achieved a total return of -0.48% for the same period.2

Nominal short-term bonds produced negative total returns over the reporting period due to rising interest rates and accelerating inflation. The fund modestly trailed the Index after fees due to currency and intraday effects, despite positive contributions from yield curve positioning, asset allocation, and security selection.

As of March 1, 2018, Nathaniel Hyde became a portfolio manager for the fund.

The Fund’s Investment Approach

The fund seeks to maximize total return, consisting of capital appreciation and current income. To pursue its goal, the fund invests at least 80% of its net assets, plus any borrowings for investment purposes, in fixed income securities of U.S. and foreign issuers rated investment grade or the unrated equivalent, as determined by Dreyfus. These securities include: U.S. government bonds and notes, corporate bonds, municipal bonds, convertible securities, preferred stocks, inflation-indexed securities, asset-backed securities, mortgage-related securities (including collateralized mortgage obligations), floating rate loans (limited to up to 20% of the fund’s net assets) and other floating rate securities and foreign bonds. Typically, the fund’s portfolio can be expected to have an average effective maturity and an average effective duration of three years or less.

For additional yield, the fund may invest up to 20% of its assets in fixed income securities rated below investment grade (“high yield” or “junk” bonds) to as low as Caa/CCC or the unrated equivalent, as determined by Dreyfus. The fund will focus primarily on U.S. securities, but may invest up to 30% of its total assets in fixed income securities of foreign issuers, including those of issuers in emerging markets.

Two Roads Diverged in a Shifting Market

A predictable first half of the reporting period gave way to a shift in market behavior during the latter months. Through February of 2018, major global economies appeared to be in lockstep as they moved towards less accommodative monetary policy and concurrent growth. In the U.S., the Federal Reserve continued its predicted interest-rate hikes, causing 2- and 5-year Treasuries to sell off through much of the period. Longer-term interest rates also climbed. Non-Treasury sectors, such as investment-grade and high yield corporates, non-U.S. dollar-denominated bonds, and emerging-market debt, outperformed in this environment. Treasury inflation-protected securities (TIPS) produced higher returns than nominal U.S. Treasury securities.

Global growth and monetary policy paths began to diverge at the conclusion of March 2018. Non-U.S. economies weakened, causing the dollar to strengthen and hurt non-U.S. dollar-denominated bond performance. Volatility reentered the picture in late April and the yield curve began a flattening trend that lasted through the end of the reporting period. In May, Treasuries started to outperform non-Treasury sectors. Emerging-market debt, non-U.S. dollar-denominated bonds, and corporate debt gave up much of the performance earned earlier in the period. TIPS continued to outperform nominal U.S. Treasury securities.

3

DISCUSSION OF FUND PERFORMANCE (Unaudited) (continued)

Asset Allocation and Yield Curve Positioning Additive; Non-U.S. Currency Exposure Detracted

The fund’s benchmark relative overweight to corporate credit was a positive contributor to relative performance during the reporting period. Exposure to TIPS also helped results. Corporate bond prices were supported for much of the reporting period by growing earnings, upbeat business sentiment, and investors’ preference for higher levels of current income. TIPS are supported by increasing inflation pressures. Security selection, particularly within short-term corporate credit, also increased returns.

Defensive duration positioning was also a key contributor to performance. The fund’s interest-rate strategies worked well as we generally maintained a modestly short average duration compared to the Index, which helped cushion the negative impact of rising short- and intermediate-term interest rates.

Positioning in emerging-market and other non-U.S.-dollar currencies (which are not represented in the Index) bolstered returns for much of the period, and then gave up performance starting in April when the dollar began its strengthening trend. As the trend continued, the foreign currency effect turned negative, becoming the portfolio’s largest detractor from performance during the reporting period.

Positioned for Modestly Higher Interest Rates

Two interest-rate hikes have already occurred in 2018, and most analysts expect at least one more before the conclusion of the calendar year. Two additional hikes may happen if inflationary pressures, which have accelerated during the last several months, continue to mount. We also anticipate that intermediate- and long-term interest rates will continue to rise modestly in response to economic growth. TIPS and other inflation-sensitive securities may respond favorably to increasing inflationary pressures.

Therefore, as of the reporting period’s end, we have maintained the fund’s average duration in a modestly defensive position to protect against rising interest rates. We are underweight to U.S., Eurozone, and UK duration. We retain overweight exposure to corporate-backed bonds, emerging-market debt, Japanese inflation-protected securities and TIPS.

August 15, 2018

1 Total return includes reinvestment of dividends and any capital gains paid. Past performance is no guarantee of future results. Share price, yield, and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. Return figures reflect the absorption of certain fund expenses pursuant to an agreement by The Dreyfus Corporation which may be terminated after November 30, 2018. Had these expenses not been absorbed, the returns would have been lower.

2 Source: Lipper Inc. — The ICE BofA Merrill Lynch 1-5 Year U.S. Corporate/Government Index tracks the performance of U.S. dollar-denominated investment-grade debt publicly issued in the U.S. domestic market, including U.S. Treasury, U.S. agency, foreign government, supranational and corporate securities, including all securities with a remaining term to final maturity of less than five years. Investors cannot invest directly in any index.

Bonds are subject generally to interest-rate, credit, liquidity, and market risks, to varying degrees, all of which are more fully described in the fund’s prospectus. Generally, all other factors being equal, bond prices are inversely related to interest-rate changes, and rate increases can cause price declines.

High yield bonds are subject to increased credit risk and are considered speculative in terms of the issuer’s perceived ability to continue making interest payments on a timely basis and to repay principal upon maturity.

Investing internationally involves special risks, including changes in currency exchange rates, political, economic, and social instability, a lack of comprehensive company information, differing auditing and legal standards, and less market liquidity. The fixed income securities of issuers located in emerging markets can be more volatile and less liquid than those of issuers in more mature economies.

The fund may use derivative instruments, such as options, futures, options on futures, forward contracts, swaps (including credit default swaps on corporate bonds and asset-backed securities), options on swaps, and other credit derivatives. A small investment in derivatives could have a potentially large impact on the fund’s performance. The use of derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in the underlying assets.

4

FUND PERFORMANCE (Unaudited)

Comparison of change in value of $10,000 investment in Dreyfus Short Term Income Fund Class D shares and Class P shares and the ICE BofA Merrill Lynch 1-5 Year U.S. Corporate/Government Index (the “Index”)

†  Source: Lipper Inc.

Past performance is not predictive of future performance.

The above graph compares a $10,000 investment made in each of the Class D and Class P shares of Dreyfus Short Term Income Fund on 7/31/08 to a $10,000 investment made in the Index on that date. All dividends and capital gain distributions are reinvested.

The fund’s performance shown in the line graph above takes into account all applicable fees and expenses. The Index tracks the performance of U.S. dollar-denominated investment-grade debt publicly issued in the U.S. domestic market, including U.S. Treasury, U.S. agency, foreign government, supranational and corporate securities, including all securities with a remaining term to final maturity of less than five years. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

5

FUND PERFORMANCE (Unaudited) (continued)

Average Annual Total Returns as of 7/31/18

	1 Year	5 Years	10 Years
Class D shares	-0.56%	0.64%	2.18%
Class P shares	-0.62%	0.55%	2.13%
ICE BofA Merrill Lynch 1-5 Year U.S. Corporate/Government Index	-0.48%	1.13%	2.25%

The performance data quoted represents past performance, which is no guarantee of future results. Share price and investment return fluctuate and an investor’s shares may be worth more or less than original cost upon redemption. Current performance may be lower or higher than the performance quoted. Go to Dreyfus.com for the fund’s most recent month-end returns.

The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

6

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus Short Term Income Fund from February 1, 2018 to July 31, 2018. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended July 31, 2018
	Class D	Class P
Expenses paid per $1,000†	$3.22	$3.46
Ending value (after expenses)	$995.90	$995.40

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (“SEC”) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended July 31, 2018
	Class D	Class P
Expenses paid per $1,000†	$3.26	$3.51
Ending value (after expenses)	$1,021.57	$1,021.32

† Expenses are equal to the fund’s annualized expense ratio of .65% for Class D and .70% for Class P, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

7

STATEMENT OF INVESTMENTS
July 31, 2018

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	[a]	Value ($)
Bonds and Notes - 95.1%
Agriculture - .6%
Reynolds American, Gtd. Notes	8.13	6/23/19	800,000		836,371
Asset-Backed Certificates - 1.2%
Dell Equipment Finance Trust, Ser. 2017-2, Cl. A3	2.19	10/24/22	420,000	[b]	415,569
Starwood Waypoint Homes 2017-1 Trust, Ser. 2017-1, Cl. A, 1 Month LIBOR + .95%	3.02	10/17/19	770,380	[b,c]	772,784
Tricon American Homes, Ser. 2017-SFR2, Cl. A	2.93	1/17/36	485,000	[b]	466,309
				1,654,662
Asset-Backed Ctfs./Auto Receivables - 2.0%
CarMax Auto Owner Trust, Ser. 2017-4, Cl. A4	2.33	5/15/23	340,000		331,964
Enterprise Fleet Financing, Ser. 2017-3, Cl. A2	2.13	5/20/23	350,000	[b]	346,496
OSCAR US Funding Trust IX, Ser. 2018-2A, Cl. A4	3.63	9/10/25	240,000	[b]	239,991
OSCAR US Funding Trust VII, Ser. 2017-1A, Cl. A4	3.30	5/10/24	820,000	[b]	819,333
OSCAR US Funding Trust VII, Ser. 2017-2A, Cl. A3	2.45	12/10/21	150,000	[b]	147,968
OSCAR US Funding Trust VII, Ser. 2017-2A, Cl. A4	2.76	12/10/24	190,000	[b]	186,482
OSCAR US Funding Trust VIII, Ser. 2018-1A, Cl. A4	3.50	5/12/25	760,000	[b]	760,640
				2,832,874
Banks - 9.9%
ABN AMRO Bank, Sub. Notes	6.25	4/27/22	700,000		752,139
Bank of America, Sr. Unscd. Notes	2.50	10/21/22	165,000		157,886
Bank of America, Sr. Unscd. Notes	2.74	1/23/22	390,000		383,341
Bank of America, Sr. Unscd. Notes	3.50	5/17/22	1,100,000		1,099,258
Bank of America, Sr. Unscd. Notes	3.00	12/20/23	469,000		455,385
Bank of America, Sr. Unscd. Notes, 3 Month LIBOR + 1.04%	3.38	1/15/19	1,335,000	[c]	1,341,138
Bank of America, Sr. Unscd. Notes, Ser. L	2.60	1/15/19	79,000		79,013

8

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	[a]	Value ($)
Bonds and Notes - 95.1% (continued)
Banks - 9.9% (continued)
Barclays, Sr. Unscd. Notes	4.38	1/12/26	480,000		470,811
Capital One Financial, Sr. Unscd. Notes	3.05	3/9/22	950,000		930,046
Citizens Financial Group, Sr. Unscd. Notes	2.38	7/28/21	975,000		940,620
Ford Motor Credit, Sr. Unscd. Notes, Ser. 1, 3 Month LIBOR + .83%	3.16	3/12/19	855,000	[c]	857,693
Goldman Sachs Group, Sr. Unscd. Notes	2.55	10/23/19	240,000		238,884
Goldman Sachs Group, Sr. Unscd. Notes	3.20	2/23/23	390,000		382,041
Goldman Sachs Group, Sr. Unscd. Notes, 3 Month LIBOR + 1.10%	3.44	11/15/18	1,295,000	[c]	1,298,920
HSBC Holdings, Sr. Unscd. Notes	2.65	1/5/22	1,080,000		1,047,266
ING Groep, Sr. Unscd. Notes	3.15	3/29/22	660,000		648,013
KeyBank, Sr. Unscd. Bond	2.50	11/22/21	265,000		257,724
Lloyds Banking Group, Sr. Unscd. Notes	3.10	7/6/21	725,000		715,485
Morgan Stanley, Sr. Unscd. Notes, 3 Month LIBOR + 1.18%	3.53	1/20/22	900,000	[c]	914,763
PNC Financial Services, Sr. Unscd. Notes	3.30	3/8/22	235,000		234,261
Wells Fargo & Co., Sr. Unscd Notes	2.60	7/22/20	860,000		851,022
				14,055,709
Beverage Products - .2%
Keurig Dr Pepper, Gtd. Notes	4.06	5/25/23	355,000	[b]	357,858
Chemicals - .0%
Chemours, Gtd. Notes	5.38	5/15/27	70,000		68,250
Consumer Staples - .3%
Newell Brands, Sr. Unscd. Notes	3.15	4/1/21	500,000		493,505
Diversified Financials - .9%
AerCap Ireland Capital, Gtd. Notes	3.50	5/26/22	350,000		343,496
Discover Financial Services, Sr. Unscd. Notes	5.20	4/27/22	575,000		598,869

9

STATEMENT OF INVESTMENTS (continued)

Description	Coupon Rate (%)		Maturity Date	Principal Amount ($)	[a]	Value ($)
Bonds and Notes - 95.1% (continued)
Diversified Financials - .9% (continued)
Quicken Loans, Gtd. Notes		5.75	5/1/25	280,000	[b]	280,420
					1,222,785
Energy - 2.6%
Andeavor Logistics, Gtd. Notes		3.50	12/1/22	155,000		152,485
Cheniere Corpus Christi Holdings, Sr. Scd. Notes		5.13	6/30/27	140,000		140,875
Concho Resources, Gtd. Notes		3.75	10/1/27	215,000		206,672
Energy Transfer Partners, Gtd. Notes		4.15	10/1/20	775,000		783,670
Energy Transfer Partners, Gtd. Notes		5.20	2/1/22	385,000		401,149
EQT, Sr. Unscd. Notes		3.00	10/1/22	395,000		380,363
EQT, Sr. Unscd. Notes		8.13	6/1/19	215,000		223,742
Gaz Capital, Sr. Unscd Loans	EUR	3.39	3/20/20	300,000		367,698
Genesis Energy, Gtd. Notes		6.75	8/1/22	135,000		138,375
Kinder Morgan Energy Partner, Gtd. Notes		4.15	2/1/24	600,000		603,627
Petrobras Global Finance, Gtd. Notes	EUR	5.88	3/7/22	250,000		330,323
					3,728,979
Environmental Control - .1%
Waste Management, Gtd. Notes		4.60	3/1/21	205,000		211,493
Food Products - .6%
Kraft Heinz Foods, Gtd. Notes		2.80	7/2/20	575,000		570,939
Post Holdings, Gtd. Notes		5.50	3/1/25	275,000	[b]	271,562
					842,501
Foreign/Governmental - 15.3%
Argentine Government, Sr. Unscd. Bonds	ARS	4.00	3/6/20	16,150,000	[d]	610,702
Argentine Government, Unscd. Bonds	EUR	5.25	1/15/28	375,000		385,138
Buenos Aires Province, Unscd. Bonds, 3 Month BADLAR + 3.83%	ARS	27.50	5/31/22	7,000,000	[c]	216,183
CanadianGovernment, Unscd. Bonds	CAD	4.25	12/1/21	4,700,000	[e]	6,548,580

10

Description	Coupon Rate (%)		Maturity Date	Principal Amount ($)	[a]	Value ($)
Bonds and Notes - 95.1% (continued)
Foreign/Governmental - 15.3% (continued)
Ghanaian Government, Sr. Unscd. Bonds		7.88	8/7/23	200,000		216,438
Greek Government, Sr. Unscd. Bonds	EUR	4.38	8/1/22	575,000	[b]	709,858
Ivory Coast Government, Sr. Unscd. Notes		5.38	7/23/24	375,000		362,032
Japanese Government, Sr. Unscd. Bonds, Ser. 20	JPY	0.10	3/10/25	162,000,000	[f]	1,533,856
Japanese Government, Sr. Unscd. Bonds, Ser. 21	JPY	0.10	3/10/26	462,200,000	[f]	4,396,759
Kenyan Government, Sr. Unscd Notes		7.25	2/28/28	200,000		202,690
Kenyan Government, Sr. Unscd. Notes		7.25	2/28/28	200,000	[b]	202,690
Mexican Government, Bonds, Ser. M	MXN	5.75	3/5/26	8,570,000		407,464
Nigerian Government, Sr. Unscd Notes		6.50	11/28/27	200,000		195,952
Nigerian Government, Sr. Unscd. Notes		6.50	11/28/27	200,000	[b]	195,952
Russian Government, Bonds, Ser. 6215	RUB	7.00	8/16/23	22,400,000		354,212
Senegalese Government, Sr. Unscd Notes	EUR	4.75	3/13/28	190,000		217,519
Senegalese Government, Sr. Unscd. Bonds	EUR	4.75	3/13/28	310,000	[b]	354,900
Spanish Government, Unscd. Bonds	EUR	1.50	4/30/27	2,150,000	[b]	2,576,344
Sri Lanka Government, Sr. Unscd. Notes		5.75	4/18/23	200,000	[b]	198,139
Turkish Government, Sr. Unscd. Notes		3.25	3/23/23	400,000		350,136
Ukrainian Government, Sr. Unscd. Notes		7.75	9/1/21	350,000		358,126
Uruguayan Government, Sr. Unscd. Bonds	UYU	8.50	3/15/28	14,140,000	[b]	405,903
West African Development Bank, Sr. Unscd Notes		5.50	5/6/21	725,000		747,400
					21,746,973
Health Care - 6.5%
Abbott Laboratories, Sr. Unscd. Notes		2.90	11/30/21	760,000		750,137
Amgen, Sr. Unscd. Notes		2.65	5/11/22	985,000		957,504
CVS Health, Sr. Unscd. Notes		2.13	6/1/21	415,000		401,172

11

STATEMENT OF INVESTMENTS (continued)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	[a]	Value ($)
Bonds and Notes - 95.1% (continued)
Health Care - 6.5% (continued)
CVS Health, Sr. Unscd. Notes	3.70	3/9/23	655,000		651,582
Gilead Sciences, Sr. Unscd. Notes	2.55	9/1/20	1,085,000		1,073,800
HCA, Gtd. Notes	5.38	2/1/25	275,000		279,125
Medtronic, Gtd. Notes	2.50	3/15/20	1,190,000		1,181,343
Mylan, Gtd. Notes	3.15	6/15/21	490,000		484,941
Shire Acquisitions Investments, Gtd. Notes	2.40	9/23/21	1,150,000		1,108,082
Teva Pharmaceutical Finance Netherlands III, Gtd. Notes	3.15	10/1/26	165,000		140,318
UnitedHealth Group, Sr. Unscd. Bonds	2.13	3/15/21	960,000		935,213
Zimmer Biomet Holdings, Sr. Unscd. Notes	2.70	4/1/20	1,250,000		1,239,361
				9,202,578
Industrials - 1.9%
General Electric, Jr. Sub. Debs., Ser. D	5.00	12/29/49	1,500,000		1,475,475
General Electric, Sr. Unscd. Notes, 3 Month LIBOR + .51%	2.85	1/14/19	1,195,000	[c]	1,196,557
				2,672,032
Insurance - .3%
American International Group, Sr. Unscd. Notes	6.40	12/15/20	425,000		454,931
Internet Software & Services - 1.1%
Alibaba Group Holding, Sr. Unscd. Notes	2.80	6/6/23	250,000		241,334
Amazon.com, Sr. Unscd. Notes	2.40	2/22/23	410,000		395,447
Tencent Holdings, Sr. Unscd. Notes	2.99	1/19/23	775,000		752,906
Zayo Group, Gtd. Notes	5.75	1/15/27	145,000	[b]	143,912
				1,533,599
Media - 3.3%
21st Century Fox America, Gtd. Notes	3.00	9/15/22	1,115,000		1,096,282
AMC Networks, Gtd. Notes	4.75	8/1/25	120,000		115,500
Charter Communications Operating, Sr. Scd. Notes	4.46	7/23/22	380,000		386,469

12

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	[a]	Value ($)
Bonds and Notes - 95.1% (continued)
Media - 3.3% (continued)
Comcast, Gtd. Notes	5.70	7/1/19	650,000		667,410
Cox Communications, Sr. Unscd. Notes	3.15	8/15/24	355,000	[b]	337,103
Sky, Gtd. Notes	2.63	9/16/19	1,220,000	[b]	1,211,552
Time Warner, Gtd. Notes	2.10	6/1/19	900,000		894,395
				4,708,711
Metals & Mining - .1%
Glencore Funding, Gtd. Notes	3.00	10/27/22	190,000	[b]	181,231
Municipal Bonds - .8%
New Jersey Economic Development Authority, School Facilities Construction Revenue Bonds	4.45	6/15/20	1,055,000		1,074,053
Real Estate - 1.3%
Alexandria Real Estate Equities, Gtd. Notes	4.60	4/1/22	430,000		442,821
Simon Property Group, Sr. Unscd. Notes	2.50	9/1/20	485,000		478,593
Ventas Realty, Gtd. Notes	3.10	1/15/23	440,000		426,479
Welltower, Sr. Unscd. Notes	5.25	1/15/22	441,000		459,377
				1,807,270
Retailing - .4%
Dollar Tree, Sr. Unscd. Notes	3.70	5/15/23	520,000		515,702
Technology Hardware & Equipment - .5%
Dell International , Sr. Scd. Notes	5.45	6/15/23	400,000	[b]	420,368
Hewlett Packard Enterprise, Sr. Unscd. Notes	4.40	10/15/22	240,000		245,896
				666,264
Telecommunication Services - 1.1%
AT&T, Sr. Unscd. Notes	3.20	3/1/22	250,000		246,334
AT&T, Sr. Unscd. Notes	3.88	8/15/21	525,000		530,675
GTH Finance, Gtd. Notes	6.25	4/26/20	410,000		420,587
Sprint Spectrum, Sr. Scd. Notes	4.74	9/20/29	325,000	[b]	323,342
				1,520,938

13

STATEMENT OF INVESTMENTS (continued)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	[a]	Value ($)
Bonds and Notes - 95.1% (continued)
Transportation - .3%
DP World, Sr. Unscd Notes	3.25	5/18/20	375,000		373,758
U.S. Government Agencies Mortgage-Backed - .0%
Federal National Mortgage Association:
Gtd. Pass-Through Ctfs., REMIC, Ser. 2003-49, Cl. JE, 3.00%, 4/25/33			16,864	[g]	16,792
Government National Mortgage Association II:
7.00%, 12/20/30-4/20/31			4,635		5,344
7.50%, 11/20/29-12/20/30			4,518		5,183
				27,319
U.S. Government Securities - 42.1%
U.S. Treasury Floating Rate Notes, 3 Month U.S. T-Bill FLAT	1.98	1/31/20	18,685,000	[c]	18,686,381
U.S. Treasury Inflation Protected Securities, Notes	0.13	7/15/22	5,863,250	[h]	5,728,089
U.S. Treasury Inflation Protected Securities, Notes	0.63	1/15/26	2,085,600	[h,i]	2,054,094
U.S. Treasury Notes	2.38	4/15/21	14,915,000		14,767,015
U.S. Treasury Notes	2.25	3/31/20	9,070,000		9,012,781
U.S. Treasury Notes	2.25	2/29/20	9,535,000		9,480,807
				59,729,167
Utilities - 1.7%
Berkshire Hathaway Energy, Sr. Unscd. Notes	2.80	1/15/23	289,000		281,023
Dominion Resources, Sr. Unscd. Notes, Ser. C	2.00	8/15/21	1,280,000		1,225,928
Eversource Energy, Sr. Unscd. Bonds, Ser. K	2.75	3/15/22	465,000		453,317
Exelon, Jr. Sub. Notes	3.50	6/1/22	500,000		495,279
				2,455,547
Total Bonds and Notes (cost $136,473,240)			134,975,060
Description /Number of Contracts/Counterparty	Exercise Price	Expiration Date	Notional Amount		Value ($)
Options Purchased - .1%
Call Options - .0%
Euro, Contracts 375,000 Citigroup	1.16	8/2018	375,000		1,779
Euro, Contracts 375,000 JP Morgan Chase Bank	1.17	8/2018	375,000		3,174

14

Description/Number of Contracts/Counterparty	Exercise Price		Expiration Date	Notional Amount		Value ($)
Options Purchased - .1% (continued)
Call Options - .0% (continued)
New Zealand Dollar Cross Currency, Contracts 295,000 Goldman Sachs International	AUD	1.10	8/2018	295,000		86
					5,039
Put Options - .1%
British Pound, Contracts 550,000 Citigroup		1.35	12/2018	550,000		6,489
Mexican Peso, Contracts 14,600,000 Citigroup		20.00	12/2018	14,600,000		47,479
Norwegian Krone Cross Currency, Contracts 180,000 Citigroup	EUR	9.40	10/2018	180,000		1,018
Polish Zloty, Contracts 5,398,300 UBS		3.65	8/2018	5,398,300		11,221
Polish Zloty, Contracts 2,671,200 JP Morgan Chase Bank		3.71	10/2018	2,671,200		19,865
Russian Ruble, Contracts 91,140,000 JP Morgan Chase Bank		62.00	8/2018	91,140,000		7,607
South African Rand, Contracts 9,242,600 Citigroup		12.49	12/2018	9,242,600		6,440
South Korean Won, Contracts 220,000 Barclays Bank		1,085	9/2018	220,000		682
Turkish Lira, Contracts 1,034,000 Citigroup		4.70	9/2018	1,034,000		877
Turkish Lira, Contracts 6,782,000 JP Morgan Chase Bank		4.60	9/2018	6,782,000		1,708
Turkish Lira, Contracts 1,470,000 Goldman Sachs International		4.50	11/2018	1,470,000		2,852
					106,238
Total Options Purchased (cost $214,748)				111,277
Description	Yield at Date of Purchase (%)		Maturity Date	Principal Amount ($)	[a]	Value ($)
Short-Term Investments - 1.1%
Nigerian Treasury Bills, Treasury Bills, Ser. 364D	NGN	11.65	9/13/18	289,063,000	[j]	787,958
Nigerian Treasury Bills, Treasury Bills, Ser. 364D	NGN	12.01	9/20/18	152,085,000	[j]	413,666
U.S. Treasury Bills		1.75	8/2/18	450,000	[j,k]	449,978
Total Short-Term Investments (cost $1,655,249)				1,651,602

15

STATEMENT OF INVESTMENTS (continued)

Description	7-Day Yield (%)	Shares	Value ($)
Other Investment - 6.5%
Registered Investment Company;
Dreyfus Institutional Preferred Government Plus Money Market Fund (cost $9,176,488)	1.90	9,176,488	[l] 9,176,488
Total Investments (cost $147,519,725)		102.8%	145,914,427
Liabilities, Less Cash and Receivables		(2.8%)	(3,996,434)
Net Assets		100.0%	141,917,993

BADLAR—Buenos Aires Interbank Offer Rate

LIBOR—London Interbank Offered Rate

REMIC—Real Estate Mortgage Investment Conduit

ARS—Argentine Peso

AUD—Australian Dollar

CAD—Canadian Dollar

EUR—Euro

JPY—Japanese Yen

MXN—Mexican Peso

NGN—Nigerian naira

RUB—Russian Ruble

UYU—Uruguayan Peso

a Amount stated in U.S. Dollars unless otherwise noted above.

b Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At July 31, 2018, these securities were valued at $12,326,706 or 8.69% of net assets.

c Variable rate security—rate shown is the interest rate in effect at period end.

d Principal amount for accrual purposes is periodically adjusted based on changes in the Argentine Consumer Price Index.

e Principal amount for accrual purposes is periodically adjusted based on changes in the Canadian Consumer Price Index.

f Principal amount for accrual purposes is periodically adjusted based on changes in the Japanese Consumer Price Index.

g The Federal Housing Finance Agency (“FHFA”) placed the Federal Home Loan Mortgage Corporation and Federal National Mortgage Association into conservatorship with FHFA as the conservator. As such, the FHFA oversees the continuing affairs of these companies.

h Principal amount for accrual purposes is periodically adjusted based on changes in the Consumer Price Index.

i Security, or portion thereof, on loan. At July 31, 2018, the value of the fund’s securities on loan was $2,054,094 and the value of the collateral held by the fund was $2,094,605, consisting of U.S. Government & Agency securities.

j Security is a discount security. Income is recognized through the accretion of discount.

k Held by a counterparty for open exchange traded derivative contracts.

l Investment in affiliated issuer. The investment objective of this investment company is publicly available and can be found within the respective investment company’s prospectus.

16

Portfolio Summary (Unaudited) †	Value (%)
U.S. Government and Agencies/Mortgage-Backed	42.1
Corporate Bonds	33.7
Foreign/Governmental	16.2
Short-Term/Money Market Investments	6.8
Asset-Backed	3.2
Municipal Bonds	.7
Options Purchased	.1
102.8

† Based on net assets.

See notes to financial statements.

17

STATEMENT OF INVESTMENTS IN AFFILIATED ISSUERS

Registered Investment Companies	Value 7/31/17($)	Purchases($)	Sales ($)	Value 7/31/18($)	Net Assets(%)	Dividends/ Distributions($)
Dreyfus Institutional Preferred Government Money Market Fund, Institutional Shares	698,250	27,032,056	27,730,306	-	-	-
Dreyfus Institutional Preferred Government Plus Money Market Fund	5,318,656	89,701,670	85,843,838	9,176,488	6.5	43,682
Total	6,016,906	116,733,726	113,574,144	9,176,488	6.5	43,682

See notes to financial statements.

18

STATEMENT OF FUTURES
July 31, 2018

Description	Number of Contracts	Expiration	Notional Value ($)	Value ($)	Unrealized Appreciation (Depreciation) ($)
Futures Long
Euro BTP Italian Government Bond	12	9/2018	1,763,984[a]	1,786,291	22,307
U.S. Treasury 2 Year Notes	74	9/2018	15,667,295	15,641,750	(25,545)
U.S. Treasury 5 Year Notes	177	9/2018	20,029,369	20,023,125	(6,244)
Futures Short
Canadian 10 Year Bond	40	9/2018	(4,130,742)[a]	(4,144,060)	(13,318)
Euro-Bobl	32	9/2018	(4,911,349)[a]	(4,924,717)	(13,368)
Euro-Bond	23	9/2018	(4,345,785)[a]	(4,345,682)	103
Japanese 10 Year Bond	4	9/2018	(5,387,425)[a]	(5,390,690)	(3,265)
U.S. Treasury 10 Year Notes	57	9/2018	(6,813,805)	(6,807,047)	6,758
Gross Unrealized Appreciation				29,168
Gross Unrealized Depreciation				(61,740)

a Notional amounts in foreign currency have been converted to USD using relevant foreign exchange rates.

See notes to financial statements.

19

STATEMENT OF OPTIONS WRITTEN
July 31, 2018

Description/ Expiration Date/ Exercise Price	Counterparty	Number of Contracts	Notional Amount	[a]	Value ($)
Call Options:
Norwegian Krone Cross Currency, October 2018 @ NOK 9.8	Citigroup	180,000	180,000	EUR	(933)
South Korean Won, September 2018 @ KRW 115	Barclays Bank	220,000	220,000		(615)
Put Options:
New Zealand Dollar Cross Currency, August 2018 @ NZD 1.06	Goldman Sachs International	295,000	295,000	AUD	-
Total Options Written (premiums received $5,186)					(1,548)

a Notional amount stated in U.S. Dollars unless otherwise indicated.

AUD—Australian Dollar

EUR—Euro

See notes to financial statements.

20

STATEMENT OF FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS July 31, 2018

Counterparty/ Purchased Currency	Purchased Currency Amounts	Currency Sold	Sold Currency Amounts	Settlement Date	Unrealized Appreciation (Depreciation)($)
Barclays Bank
Singapore Dollar	610,000	United States Dollar	450,072	9/12/18	(1,632)
United States Dollar	883,025	Taiwan Dollar	26,550,000	9/12/18	13,564
Citigroup
Argentine Peso	9,190,000	United States Dollar	304,809	8/31/18	19,781
Brazilian Real	1,260,000	United States Dollar	328,895	8/2/18	6,734
Russian Ruble	13,500,000	United States Dollar	210,191	9/12/18	4,840
United States Dollar	331,675	Argentine Peso	10,000,000	8/31/18	(21,524)
United States Dollar	113,921	Brazilian Real	430,000	8/2/18	(619)
United States Dollar	326,908	Brazilian Real	1,260,000	10/2/18	(6,546)
United States Dollar	6,605,030	Canadian Dollar	8,680,000	8/31/18	(71,427)
United States Dollar	5,574,709	Euro	4,750,000	8/31/18	6,708
United States Dollar	358,206	Mexican New Peso	7,530,000	9/12/18	(42,846)
Goldman Sachs International
British Pound	370,000	United States Dollar	485,348	8/31/18	964
United States Dollar	111,875	Brazilian Real	415,000	8/2/18	1,330
United States Dollar	5,219,473	Japanese Yen	587,945,000	8/31/18	(50,265)
United States Dollar	208,207	New Zealand Dollar	310,000	8/31/18	(3,080)
HSBC
Australian Dollar	290,000	United States Dollar	215,120	8/31/18	373
Mexican New Peso	4,370,000	United States Dollar	215,089	9/12/18	17,660
Norwegian Krone	5,355,000	United States Dollar	649,423	8/31/18	7,996
JP Morgan Chase Bank
Argentine Peso	2,880,000	United States Dollar	106,903	8/31/18	(5,182)
Indonesian Rupiah	6,524,000,000	United States Dollar	454,070	9/13/18	(4,037)
Indian Rupee	7,675,000	United States Dollar	111,383	9/12/18	(75)

21

STATEMENT OF FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS (continued)

Counterparty/ Purchased Currency	Purchased Currency Amounts	Currency Sold	Sold Currency Amounts	Settlement Date	Unrealized Appreciation (Depreciation)($)
JP Morgan Chase Bank (continued)
Polish Zloty	800,000	United States Dollar	215,190	9/12/18	3,848
Russian Ruble	14,600,000	United States Dollar	225,881	9/12/18	6,671
Swedish Krona	1,250,000	United States Dollar	143,298	8/31/18	(781)
United States Dollar	110,609	Brazilian Real	415,000	8/2/18	64
United States Dollar	140,866	Euro	120,000	8/31/18	201
United States Dollar	304,723	Hong Kong Dollars	2,370,000	1/8/19	1,768
United States Dollar	444,195	Hong Kong Dollars	3,460,000	4/10/19	1,296
United States Dollar	431,610	Hungarian Forint	120,210,000	9/12/18	(7,905)
United States Dollar	112,358	South Korean Won	124,830,000	9/12/18	659
United States Dollar	672,006	Philippine Peso	36,170,000	9/12/18	(7,722)
United States Dollar	572,341	Romanian Leu	2,300,000	9/12/18	(8,215)
Morgan Stanley Capital Services
United States Dollar	178,720	Hong Kong Dollars	1,390,000	1/8/19	1,038
UBS
Colombian Peso	725,810,000	United States Dollar	250,646	9/12/18	(18)
Czech Koruna	28,730,000	United States Dollar	1,293,724	9/12/18†	22,197
Swedish Krona	1,900,000	United States Dollar	217,222	8/1/18†	(1,140)
Swedish Krona	8,185,000	United States Dollar	918,772	8/31/18	14,429
United States Dollar	217,222	Euro	190,000	8/1/18†	(4,953)
United States Dollar	1,293,724	Euro	1,111,412	9/12/18†	(10,205)
Gross Unrealized Appreciation					132,121
Gross Unrealized Depreciation					(248,172)

† Cross currency forward exchange contracts.

See notes to financial statements.

22

STATEMENT OF SWAP AGREEMENTS
July 31, 2018

Centrally Cleared Interest Rate Swaps
Notional Amount†	Currency/ Floating Rate	(Pay) Receive Fixed Rate (%)	Expiration	Unrealized Appreciation (Depreciation) ($)
2,300,000	GBP - 6 Month LIBOR	(1.41)	4/5/2023	(10,696)
2,350,000	GBP - 6 Month LIBOR	(1.27)	6/1/2023	11,706
Gross Unrealized Appreciation				11,706
Gross Unrealized Depreciation				(10,696)

GBP—British Pound

† Clearing House-Chicago Mercantile Exchange or LCH (Clearing)

See notes to financial statements.

23

STATEMENT OF ASSETS AND LIABILITIES
July 31, 2018

	Cost	Value
Assets ($):
Investments in securities—See Statement of Investments (including securities on loan, valued at $2,054,094)—Note 1(c):
Unaffiliated issuers	138,343,237	136,737,939
Affiliated issuers	9,176,488	9,176,488
Cash		43,041
Cash denominated in foreign currency	151,149	151,473
Receivable for investment securities sold		2,292,746
Dividends, interest and securities lending income receivable		914,725
Unrealized appreciation on forward foreign currency exchange contracts—Note 4		132,121
Cash collateral held by broker—Note 4		101,288
Receivable for futures variation margin—Note 4		8,034
Receivable for shares of Common Stock subscribed		48
Prepaid expenses		26,227
		149,584,130
Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(b)		55,444
Payable for investment securities purchased		7,080,281
Unrealized depreciation on forward foreign currency exchange contracts—Note 4		248,172
Payable for shares of Common Stock redeemed		111,410
Directors fees and expenses payable		32,567
Payable for swap variation margin—Note 4		2,559
Outstanding options written, at value (premiums received $5,186)—Note 4		1,548
Accrued expenses		134,156
		7,666,137
Net Assets ($)		141,917,993
Composition of Net Assets ($):
Paid-in capital		152,967,630
Accumulated undistributed investment income—net		160,045
Accumulated net realized gain (loss) on investments		(9,458,696)
Accumulated net unrealized appreciation (depreciation) on investments, options transactions and foreign currency transactions [including ($32,572) net unrealized (depreciation) on futures and $1,010 net unrealized appreciation on centrally cleared swap agreements]		(1,750,986)
Net Assets ($)		141,917,993

Net Asset Value Per Share	Class D	Class P
Net Assets ($)	141,674,287	243,706
Shares Outstanding	14,025,464	24,092
Net Asset Value Per Share ($)	10.10	10.12

See notes to financial statements.

24

STATEMENT OF OPERATIONS
Year Ended July 31, 2018

Investment Income ($):
Income:
Interest	3,606,622
Dividends from affiliated issuers	43,682
Income from securities lending—Note 1(c)	21,801
Total Income	3,672,105
Expenses:
Management fee—Note 3(a)	779,223
Shareholder servicing costs—Note 3(b)	572,283
Professional fees	107,903
Directors’ fees and expenses—Note 3(c)	47,983
Registration fees	37,161
Prospectus and shareholders’ reports	30,105
Custodian fees—Note 3(b)	8,214
Loan commitment fees—Note 2	3,437
Miscellaneous	52,710
Total Expenses	1,639,019
Less—reduction in expenses due to undertaking—Note 3(a)	(617,663)
Less—reduction in fees due to earnings credits—Note 3(b)	(5,165)
Net Expenses	1,016,191
Investment Income—Net	2,655,914
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments and foreign currency transactions	(1,952,975)
Net realized gain (loss) on options transactions	(16,369)
Net realized gain (loss) on futures	(179,356)
Net realized gain (loss) on swap agreements	290,793
Net realized gain (loss) on forward foreign currency exchange contracts	421,962
Net Realized Gain (Loss)	(1,435,945)
Net unrealized appreciation (depreciation) on investments and foreign currency transactions	(1,887,342)
Net unrealized appreciation (depreciation) on options transactions	(103,079)
Net unrealized appreciation (depreciation) on futures	(142,408)
Net unrealized appreciation (depreciation) on swap agreements	227,851
Net unrealized appreciation (depreciation) on forward foreign currency exchange contracts	(113,310)
Net Unrealized Appreciation (Depreciation)	(2,018,288)
Net Realized and Unrealized Gain (Loss) on Investments	(3,454,233)
Net (Decrease) in Net Assets Resulting from Operations	(798,319)

See notes to financial statements.

25

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended July 31,
	2018	2017
Operations ($):
Investment income—net	2,655,914	1,585,847
Net realized gain (loss) on investments	(1,435,945)	604,131
Net unrealized appreciation (depreciation) on investments	(2,018,288)	(1,261,732)
Net Increase (Decrease) in Net Assets Resulting from Operations	(798,319)	928,246
Distributions to Shareholders from ($):
Investment income—net:
Class D	(2,895,209)	(2,149,082)
Class P	(4,464)	(2,943)
Net realized gain on investments:
Class D	(624,058)	-
Class P	(959)	-
Total Distributions	(3,524,690)	(2,152,025)
Capital Stock Transactions ($):
Net proceeds from shares sold:
Class D	16,731,317	23,475,302
Class P	51	67
Distributions reinvested:
Class D	3,242,155	1,975,036
Class P	5,423	2,943
Cost of shares redeemed:
Class D	(43,039,854)	(47,400,545)
Class P	(4,065)	(66,367)
Increase (Decrease) in Net Assets from Capital Stock Transactions	(23,064,973)	(22,013,564)
Total Increase (Decrease) in Net Assets	(27,387,982)	(23,237,343)
Net Assets ($):
Beginning of Period	169,305,975	192,543,318
End of Period	141,917,993	169,305,975
Undistributed investment income—net	160,045	390,121
Capital Share Transactions (Shares):
Class D
Shares sold	1,629,291	2,264,043
Shares issued for distributions reinvested	316,923	190,497
Shares redeemed	(4,197,673)	(4,574,605)
Net Increase (Decrease) in Shares Outstanding	(2,251,459)	(2,120,065)
Class P
Shares sold	5	6
Shares issued for distributions reinvested	529	284
Shares redeemed	(397)	(6,374)
Net Increase (Decrease) in Shares Outstanding	137	(6,084)

See notes to financial statements.

26

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund’s financial statements.

Class D Shares	Year End July 31,
	2018	2017	2016	2015	2014
Per Share Data ($):
Net asset value, beginning of period	10.39	10.45	10.48	10.64	10.64
Investment Operations:
Investment income—net[a]	.17	.09	.12	.12	.14
Net realized and unrealized gain (loss) on investments	(.23)	(.02)	(.00)[b]	(.11)	.06
Total from Investment Operations	(.06)	.07	.12	.01	.20
Distributions:
Dividends from investment income—net	(.19)	(.13)	(.15)	(.17)	(.19)
Dividends from net realized gain on investments	(.04)	-	-	-	(.01)
Total Distributions	(.23)	(.13)	(.15)	(.17)	(.20)
Net asset value, end of period	10.10	10.39	10.45	10.48	10.64
Total Return (%)	(.56)	.64	1.12	.08	1.94
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.05	1.00	.95	.90	.89
Ratio of net expenses to average net assets	.65	.65	.65	.65	.65
Ratio of net investment income to average net assets	1.70	.89	1.14	1.18	1.27
Portfolio Turnover Rate	134.82	41.03	199.63	94.92	175.95
Net Assets, end of period ($ x 1,000)	141,674	169,057	192,229	215,323	243,233

a Based on average shares outstanding.

b Amount represents less than $.01 per share.

See notes to financial statements.

27

FINANCIAL HIGHLIGHTS (continued)

Class P Shares	Year End July 31,
	2018	2017	2016	2015	2014
Per Share Data ($):
Net asset value, beginning of period	10.40	10.47	10.49	10.65	10.65
Investment Operations:
Investment income—net[a]	.17	.09	.12	.12	.14
Net realized and unrealized gain (loss) on investments	(.22)	(.04)	(.00)[b]	(.12)	.05
Total from Investment Operations	(.05)	.05	.12	.00[b]	.19
Distributions:
Dividends from investment income—net	(.19)	(.12)	(.14)	(.16)	(.18)
Dividends from net realized gain on investments	(.04)	-	-	-	(.01)
Total Distributions	(.23)	(.12)	(.14)	(.16)	(.19)
Net asset value, end of period	10.12	10.40	10.47	10.49	10.65
Total Return (%)	(.62)	.47	1.12	.00[c]	1.79
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.19	1.12	1.06	1.04	1.01
Ratio of net expenses to average net assets	.70	.70	.70	.70	.70
Ratio of net investment income to average net assets	1.67	.83	1.12	1.13	1.26
Portfolio Turnover Rate	134.82	41.03	199.63	94.92	175.95
Net Assets, end of period ($ x 1,000)	244	249	315	425	527

a Based on average shares outstanding.

b Amount represents less than $.01 per share.

c Amount represents less than .01%.

See notes to financial statements.

28

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

Dreyfus Short Term Income Fund (the “fund”) is a separate non-diversified series of Dreyfus Investment Grade Funds, Inc. (the “Company”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently offering three series, including the fund. The fund’s investment objective is to seek to maximize total return, consisting of capital appreciation and current income. The Dreyfus Corporation (the “Manager” or “Dreyfus”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser.

MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of Dreyfus, is the distributor of the fund’s shares, which are sold without a sales charge. The fund is authorized to issue 800 million shares of $.001 par value Common Stock. The fund currently has authorized two classes of shares: Class D (500 million shares authorized) and Class P (300 million shares authorized). Class D and Class P shares are sold at net asset value per share generally to institutional investors. Other differences between the classes include the services offered to and the expenses borne by each class, the allocation of certain transfer agency costs, and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The Company enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown. The fund does not anticipate recognizing any loss related to these arrangements.

29

NOTES TO FINANCIAL STATEMENTS (continued)

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

Registered investment companies that are not traded on an exchange are valued at their net asset value and are generally categorized within Level 1 of the fair value hierarchy.

Investments in securities, excluding short-term investments (other than U.S. Treasury Bills), futures, options and forward foreign currency exchange contracts (“forward contracts”) are valued each business day by an independent pricing service (the “Service”) approved by the Company’s Board of Directors (the “Board”). Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid

30

prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are valued as determined by the Service, based on methods which include consideration of the following: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. These securities are generally categorized within Level 2 of the fair value hierarchy.

U.S. Treasury Bills are valued at the mean price between quoted bid prices and asked prices by the Service. These securities are generally categorized within Level 2 of the fair value hierarchy.

The Service is engaged under the general supervision of the Board.

When market quotations or official closing prices are not readily available, or are determined not to accurately reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Board. Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. These securities are either categorized within Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.

For restricted securities where observable inputs are limited, assumptions about market activity and risk are used and such securities are generally categorized within Level 3 of the fair value hierarchy.

Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange.

Futures and options, which are traded on an exchange, are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day and are generally categorized within Level 1 of the fair value hierarchy. Options traded over-the-counter (“OTC”) are valued at the mean between the bid and asked price and are generally categorized within Level 2 of the fair value hierarchy. Investments in swap agreements are valued each business day by the Service. Swaps are valued by the Service by using a swap pricing model which incorporates among other

31

NOTES TO FINANCIAL STATEMENTS (continued)

factors, default probabilities, recovery rates, credit curves of the underlying issuer and swap spreads on interest rates and are generally categorized within Level 2 of the fair value hierarchy. Forward contracts are valued at the forward rate and are generally categorized within Level 2 of the fair value hierarchy.

The following is a summary of the inputs used as of July 31, 2018 in valuing the fund’s investments:

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 -Significant Unobservable Inputs	Total
Assets ($)
Investments in Securities:
Asset-Backed	-	4,487,536	-	4,487,536
Corporate Bonds†	-	47,910,012	-	47,910,012
Foreign Government	-	22,948,597	-	22,948,597
Municipal Bonds	-	1,074,053	-	1,074,053
Registered Investment Companies	9,176,488	-	-	9,176,488
U.S. Government Agencies Mortgage-Backed	-	27,319	-	27,319
U.S. Treasury	-	60,179,145	-	60,179,145
Other Financial Instruments:
Futures††	29,168	-	-	29,168
Options Purchased	-	111,277	-	111,277
Forward Foreign Currency Exchange Contracts††	-	132,121	-	132,121
Swaps††	-	11,706	-	11,706
Liabilities ($)
Other Financial Instruments:
Futures††	(61,740)	-	-	(61,740)
Options Written	-	(1,548)	-	(1,548)
Forward Foreign Currency Exchange Contracts††	-	(248,172)	-	(248,172)
Swaps††	-	(10,696)	-	(10,696)

† See Statement of Investments for additional detailed categorizations.

†† Amount shown represents unrealized appreciation (depreciation) at period end.

At July 31, 2018, there were no transfers between levels of the fair value hierarchy. It is the fund’s policy to recognize transfers between levels at the end of the reporting period.

(b) Foreign currency transactions: The fund does not isolate that portion of the results of operations resulting from changes in foreign

32

exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized on securities transactions between trade and settlement date, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments resulting from changes in exchange rates. Foreign currency gains and losses on foreign currency transactions are also included with net realized and unrealized gain or loss on investments.

(c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

Pursuant to a securities lending agreement with The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus, the fund may lend securities to qualified institutions. It is the fund’s policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Collateral is either in the form of cash, which can be invested in certain money market mutual funds managed by Dreyfus, or U.S. Government and Agency securities. The fund is entitled to receive all dividends, interest and distributions on securities loaned, in addition to income earned as a result of the lending transaction. Should a borrower fail to return the securities in a timely manner, The Bank of New York Mellon is required to replace the securities for the benefit of the fund or credit the fund with the market value of the unreturned securities and is subrogated to the fund’s rights against the borrower and the collateral. Additionally, the contractual maturity of security lending transactions are on an overnight and continuous basis. During the period ended July 31, 2018, The Bank of New York Mellon earned $3,718 from lending portfolio securities, pursuant to the securities lending agreement.

33

NOTES TO FINANCIAL STATEMENTS (continued)

(d) Affiliated issuers: Investments in other investment companies advised by Dreyfus are defined as “affiliated” under the Act.

(e) Dividends and distributions to shareholders: It is the policy of the fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”). To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(f) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended July 31, 2018, the fund did not have any liabilities for any uncertain tax positions. The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period ended July 31, 2018, the fund did not incur any interest or penalties.

Each tax year in the four-year period ended July 31, 2018 remains subject to examination by the Internal Revenue Service and state taxing authorities.

At July 31, 2018, the components of accumulated earnings on a tax basis were as follows: undistributed ordinary income $175,099, accumulated capital and other losses $8,969,143 and unrealized depreciation $2,255,593.

Under the Regulated Investment Company Modernization Act of 2010, the fund is permitted to carry forward capital losses for an unlimited period. Furthermore, capital loss carryovers retain their character as either short-term or long-term capital losses.

The accumulated capital loss carryover is available for federal income tax purposes to be applied against future net realized capital gains, if any, realized subsequent to July 31, 2018. The fund has $2,613,608 of short-term capital losses and $6,293,147 of long-term capital losses which can be carried forward for an unlimited period.

34

The tax character of distributions paid to shareholders during the fiscal periods ended July 31, 2018 and July 31, 2017 were as follows: ordinary income $3,524,690 and $2,152,025, respectively.

During the period ended July 31, 2018, as a result of permanent book to tax differences, primarily due to the tax treatment for amortization of premiums, paydown gains and losses, swap periodic payments, capital loss carryover expiration, dividend reclassification and foreign currency transactions, the fund increased accumulated undistributed investment income-net by $13,683, increased accumulated net realized gain (loss) on investments by $4,846,424 and decreased paid-in capital by $4,860,107. Net assets and net asset value per share were not affected by this reclassification.

NOTE 2—Bank Lines of Credit:

The fund participates with other Dreyfus-managed funds in an $830 million unsecured credit facility led by Citibank, N.A. and a $300 million unsecured credit facility provided by The Bank of New York Mellon (each, a “Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions. Prior to October 4, 2017, the unsecured credit facility with Citibank, N.A. was $810 million. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for each Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing. During the period ended July 31, 2018, the fund did not borrow under the Facilities.

NOTE 3—Management Fee and Other Transactions with Affiliates:

(a) Pursuant to a management agreement with Dreyfus, the management fee is computed at the annual rate of .50% of the value of the fund’s average daily net assets and is payable monthly. Dreyfus has contractually agreed, from August 1, 2017 through November 30, 2018, to waive receipt of its fees and/or assume the direct expenses of the fund, so that the direct expenses of none of the classes (excluding Shareholder Services Plan fees, taxes, interest expense, brokerage commissions, commitment fees on borrowings and extraordinary expenses) exceed .45% of the value of the fund’s average daily net assets. On or after November 30, 2018, Dreyfus may terminate this expense limitation at any time. The reduction in expenses, pursuant to the undertaking, amounted to $617,663 during the period ended July 31, 2018.

(b) Under the Shareholder Services Plan, the fund pays the Distributor at an annual rate of .20% of the value of the average daily net assets of Class

35

NOTES TO FINANCIAL STATEMENTS (continued)

D shares and .25% of the value of the average daily net assets of Class P shares for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (securities dealers, financial institutions or other industry professionals) with respect to these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended July 31, 2018, Class D and Class P shares were charged $311,196 and $616, respectively, pursuant to the Shareholder Services Plan.

The fund has arrangements with the transfer agent and the custodian whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset transfer agency and custody fees. For financial reporting purposes, the fund includes net earnings credits as an expense offset in the Statement of Operations.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of Dreyfus, under a transfer agency agreement for providing transfer agency and cash management services for the fund. The majority of transfer agency fees are comprised of amounts paid on a per account basis, while cash management fees are related to fund subscriptions and redemptions. During the period ended July 31, 2018, the fund was charged $58,574 for transfer agency services and $4,805 for cash management services. These fees are included in Shareholder servicing costs in the Statement of Operations. Cash management fees were offset by earnings credits of $4,805.

The fund compensates The Bank of New York Mellon under a custody agreement for providing custodial services for the fund. These fees are determined based on net assets, geographic region and transaction activity. During the period ended July 31, 2018, the fund was charged $8,214 pursuant to the custody agreement. These fees were partially offset by earnings credits of $359.

The fund compensates The Bank of New York Mellon under a shareholder redemption draft processing agreement for providing certain services related to the fund’s check writing privilege. During the period ended July 31, 2018, the fund was charged $3,327 pursuant to the agreement, which is included in Shareholder servicing costs in the Statement of Operations. These fees were partially offset by earnings credit of $1.

36

During the period ended July 31, 2018, the fund was charged $12,585 for services performed by the Chief Compliance Officer and his staff. These fees are included in Miscellaneous in the Statement of Operations.

The components of “Due to The Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities consist of: management fees $60,686, Shareholder Services Plan fees $24,285, custodian fees $3,621, Chief Compliance Officer fees $7,374 and transfer agency fees $10,090, which are offset against an expense reimbursement currently in effect in the amount of $50,612.

(c) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales (including paydowns) of investment securities, excluding short-term securities, futures, options transactions, forward contracts and swap agreements, during the period ended July 31, 2018, amounted to $205,434,804 and $231,347,587, respectively.

Derivatives: A derivative is a financial instrument whose performance is derived from the performance of another asset. The fund enters into International Swaps and Derivatives Association, Inc. Master Agreements or similar agreements (collectively, “Master Agreements”) with its OTC derivative contract counterparties in order to, among other things, reduce its credit risk to counterparties. Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under a Master Agreement, the fund may offset with the counterparty certain derivative financial instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment in the event of default or termination.

Each type of derivative instrument that was held by the fund during the period ended July 31, 2018 is discussed below.

Futures: In the normal course of pursuing its investment objective, the fund is exposed to market risk, including interest rate risk as a result of changes in value of underlying financial instruments. The fund invests in futures in order to manage its exposure to or protect against changes in the market. A futures contract represents a commitment for the future purchase or a sale of an asset at a specified date. Upon entering into such contracts, these investments require initial margin deposits with a counterparty, which consist of cash or cash equivalents. The amount of

37

NOTES TO FINANCIAL STATEMENTS (continued)

these deposits is determined by the exchange or Board of Trade on which the contract is traded and is subject to change. Accordingly, variation margin payments are received or made to reflect daily unrealized gains or losses which are recorded in the Statement of Operations. When the contracts are closed, the fund recognizes a realized gain or loss which is reflected in the Statement of Operations. There is minimal counterparty credit risk to the fund with futures since they are exchange traded, and the exchange guarantees the futures against default. Futures open at July 31, 2018 are set forth in the Statement of Futures.

Options Transactions: The fund purchases and writes (sells) put and call options to hedge against changes in the values of interest rates and foreign currencies or as a substitute for an investment. The fund is subject to market risk, interest rate risk and currency risk in the course of pursuing its investment objectives through its investments in options contracts. A call option gives the purchaser of the option the right (but not the obligation) to buy, and obligates the writer to sell, the underlying financial instrument at the exercise price at any time during the option period, or at a specified date. Conversely, a put option gives the purchaser of the option the right (but not the obligation) to sell, and obligates the writer to buy the underlying financial instrument at the exercise price at any time during the option period, or at a specified date.

As a writer of call options, the fund receives a premium at the outset and then bears the market risk of unfavorable changes in the price of the financial instrument underlying the option. Generally, the fund realizes a gain, to the extent of the premium, if the price of the underlying financial instrument decreases between the date the option is written and the date on which the option is terminated. Generally, the fund incurs a loss if the price of the financial instrument increases between those dates.

As a writer of put options, the fund receives a premium at the outset and then bears the market risk of unfavorable changes in the price of the financial instrument underlying the option. Generally, the fund realizes a gain, to the extent of the premium, if the price of the underlying financial instrument increases between the date the option is written and the date on which the option is terminated. Generally, the fund incurs a loss if the price of the financial instrument decreases between those dates. The maximum payout for those contracts is limited to the number of put option contracts written and the related strike prices, respectively.

As a writer of an option, the fund has no control over whether the underlying financial instrument may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the financial instrument underlying the written option. There is a risk of loss

38

from a change in value of such options which may exceed the related premiums received. This risk is mitigated by Master Agreements between the fund and the counterparty and the posting of collateral, if any, by the counterparty to the fund to cover the fund’s exposure to the counterparty. The Statement of Operations reflects any unrealized gains or losses which occurred during the period as well as any realized gains or losses which occurred upon the expiration or closing of the option transaction. Options written open at July 31, 2018 are set forth in Statement of Options Written.

Forward Foreign Currency Exchange Contracts: The fund enters into forward contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to settle foreign currency transactions or as a part of its investment strategy. When executing forward contracts, the fund is obligated to buy or sell a foreign currency at a specified rate on a certain date in the future. With respect to sales of forward contracts, the fund incurs a loss if the value of the contract increases between the date the forward contract is opened and the date the forward contract is closed. The fund realizes a gain if the value of the contract decreases between those dates. With respect to purchases of forward contracts, the fund incurs a loss if the value of the contract decreases between the date the forward contract is opened and the date the forward contract is closed. The fund realizes a gain if the value of the contract increases between those dates. Any realized or unrealized gains or losses which occurred during the period are reflected in the Statement of Operations. The fund is exposed to foreign currency risk as a result of changes in value of underlying financial instruments. The fund is also exposed to credit risk associated with counterparty nonperformance on these forward contracts, which is generally limited to the unrealized gain on each open contract. This risk may be mitigated by Master Agreements, if any, between the fund and the counterparty and the posting of collateral, if any, by the counterparty to the fund to cover the fund’s exposure to the counterparty. Forward contracts open at July 31, 2018 are set forth in the Statement of Forward Foreign Currency Exchange Contracts.

Swap Agreements: The fund enters into swap agreements to exchange the interest rate on, or return generated by, one nominal instrument for the return generated by another nominal instrument. Swap agreements are privately negotiated in the OTC market or centrally cleared. The fund enters into these agreements to hedge certain market or interest rate risks, to manage the interest rate sensitivity (sometimes called duration) of fixed income securities, to provide a substitute for purchasing or selling particular securities or to increase potential returns.

39

NOTES TO FINANCIAL STATEMENTS (continued)

For OTC swaps, the fund accrues for interim payments on a daily basis, with the net amount recorded within unrealized appreciation (depreciation) on swap agreements in the Statement of Assets and Liabilities. Once the interim payments are settled in cash, the net amount is recorded as a realized gain (loss) on swaps, in addition to realized gain (loss) recorded upon the termination of swap agreements in the Statement of Operations. Upfront payments made and/or received by the fund, are recorded as an asset and/or liability in the Statement of Assets and Liabilities and are recorded as a realized gain or loss ratably over the agreement’s term/event with the exception of forward starting interest rate swaps which are recorded as realized gains or losses on the termination date.

Upon entering into centrally cleared swap agreements, an initial margin deposit is required with a counterparty, which consists of cash or cash equivalents. The amount of these deposits is determined by the exchange on which the agreement is traded and is subject to change. The change in valuation of centrally cleared swaps is recorded as a receivable or payable for variation margin in the Statement of Assets and Liabilities. Payments received from (paid to) the counterparty, including upon termination, are recorded as realized gain (loss) in the Statement of Operations.

Fluctuations in the value of swap agreements are recorded for financial statement purposes as unrealized appreciation or depreciation on swap agreements.

Interest Rate Swaps: Interest rate swaps involve the exchange of commitments to pay and receive interest based on a notional principal amount. The fund may elect to pay a fixed rate and receive a floating rate, or receive a fixed rate and pay a floating rate on a notional principal amount. The net interest received or paid on interest rate swap agreements is included within realized gain (loss) on swap agreements in the Statement of Operations. Interest rate swap agreements are subject to general market risk, liquidity risk, counterparty risk and interest rate risk.

For OTC swaps, the fund’s maximum risk of loss from counterparty risk is the discounted value of the cash flows to be received from the counterparty over the agreement’s remaining life, to the extent that the amount is positive. This risk may be mitigated by Master Agreements, if any, between the fund and the counterparty and the posting of collateral, if any, by the counterparty to the fund to cover the fund’s exposure to the counterparty. There is minimal counterparty risk to the fund with centrally cleared swaps since they are exchange traded and the exchange guarantees these swaps against default. Interest rate swaps open at July 31, 2018 are set forth in the Statement of Swap Agreements.

40

The following tables show the fund’s exposure to different types of market risk as it relates to the Statement of Assets and Liabilities and the Statement of Operations, respectively.

Fair value of derivative instruments as of July 31, 2018 is shown below:

	Derivative Assets ($)			Derivative Liabilities ($)
Interest rate risk	40,874	[1,2]	Interest rate risk	(72,436)	[1,2]
Foreign exchange risk	243,398	[3,4]	Foreign exchange risk	(249,720)	[4,5]
Gross fair value of derivative contracts	284,272			(322,156)

Statement of Assets and Liabilities location:
[1] Includes cumulative appreciation (depreciation) on futures as reported in the Statement of Futures, but only the unpaid variation margin is reported in the Statement of Assets and Liabilities.

[2] Includes cumulative appreciation (depreciation) on swap agreements as reported in the Statement of Swap Agreements. Unrealized appreciation (depreciation) on OTC swap agreements and only unpaid variation margin on cleared swap agreements, are reported in the Statement of Assets and Liabilities.

[3] Options purchased are included in Investments in securities—Unaffiliated issuers, at value.
[4] Unrealized appreciation (depreciation) on forward foreign currency exchange contracts.
[5] Outstanding options written, at value.

The effect of derivative instruments in the Statement of Operations during the period ended July 31, 2018 is shown below:

Amount of realized gain (loss) on derivatives recognized in income ($)
Underlying risk	Futures	[1]	Options Transactions	[2]	Forward Contracts	[3]	Swap Agreements	[4]	Total
Interest rate	(179,356)		(25,113)		-		290,793		86,324
Foreign exchange	-		8,744		421,962		-		430,706
Total	(179,356)		(16,369)		421,962		290,793		517,030

41

NOTES TO FINANCIAL STATEMENTS (continued)

Change in unrealized appreciation (depreciation) on derivatives recognized in income ($)
Underlying risk	Futures	[5]	Options Transactions	[6]	Forward Contracts	[7]	Swap Agreements	[8]	Total
Interest rate	(142,408)		-		-		227,851		85,443
Foreign exchange	-		(103,079)		(113,310)		-		(216,389)
Total	(142,408)		(103,079)		(113,310)		227,851		(130,946)

Statement of Operations location:
[1] Net realized gain (loss) on futures.
[2] Net realized gain (loss) on options transactions.
[3] Net realized gain (loss) on forward foreign currency exchange contracts.
[4] Net realized gain (loss) on swap agreements.
[5] Net unrealized appreciation (depreciation) on futures.
[6] Net unrealized appreciation (depreciation) on options transactions.
[7] Net unrealized appreciation (depreciation) on forward foreign currency exchange contracts.
[8] Net unrealized appreciation (depreciation) on swap agreements.

The provisions of ASC Topic 210 “Disclosures about Offsetting Assets and Liabilities” require disclosure on the offsetting of financial assets and liabilities. These disclosures are required for certain investments, including derivative financial instruments subject to Master Agreements which are eligible for offsetting in the Statement of Assets and Liabilities and require the fund to disclose both gross and net information with respect to such investments. For financial reporting purposes, the fund does not offset derivative assets and derivative liabilities that are subject to Master Agreements in the Statement of Assets and Liabilities.

At July 31, 2018, derivative assets and liabilities (by type) on a gross basis are as follows:

Derivative Financial Instruments:	Assets ($)	Liabilities ($)
Futures	29,168	(61,740)
Options	111,277	(1,548)
Forward contracts	132,121	(248,172)
Swaps	11,706	(10,696)
Total gross amount of derivative
assets and liabilities in the
Statement of Assets and Liabilities	284,272	(322,156)
Derivatives not subject to
Master Agreements	(40,874)	72,436
Total gross amount of assets
and liabilities subject to
Master Agreements	243,398	(249,720)

42

The following tables present derivative assets and liabilities net of amounts available for offsetting under Master Agreements and net of related collateral received or pledged, if any, as of July 31, 2018:†

			Financial
			Instruments
			and Derivatives
	Gross Amount of		Available	Collateral	Net Amount of
Counterparty	Assets ($)	[1]	for Offset ($)	Received ($)	Assets ($)
Barclays Bank	14,246		(2,247)	-	11,999
Citigroup	102,145		(102,145)	-	-
Goldman Sachs International	5,232		(5,232)	-	-
HSBC	26,029		-	-	26,029
JP Morgan Chase Bank	46,861		(33,917)	-	12,944
Morgan Stanley Capital Services	1,038		-	-	1,038
UBS	47,847		(16,316)	-	31,531
Total	243,398		(159,857)	-	83,541

			Financial
			Instruments
			and Derivatives
	Gross Amount of		Available	Collateral	Net Amount of
Counterparty	Liabilities ($)	[1]	for Offset ($)	Pledged ($)	Liabilities ($)
Barclays Bank	(2,247)		2,247	-	-
Citigroup	(143,895)		102,145	-	(41,750)
Goldman Sachs International	(53,345)		5,232	-	(48,113)
JP Morgan Chase Bank	(33,917)		33,917	-	-
UBS	(16,316)		16,316	-	-
Total	(249,720)		159,857	-	(89,863)

[1] Absent a default event or early termination, OTC derivative assets and liabilities are presented at gross amounts and are not offset in the Statement of Assets and Liabilities.
† See Statement of Investments for detailed information regarding collateral held for open exchange traded derivative contracts.

The following summarizes the average market value of derivatives outstanding during the period ended July 31, 2018:

Average Market Value ($)
Interest rate futures	69,914,011
Interest rate options contracts	3,578
Foreign currency options contracts	43,197
Forward contracts	32,186,814

43

NOTES TO FINANCIAL STATEMENTS (continued)

The following summarizes the average notional value of swap agreements outstanding during the period ended July 31, 2018:

Average Notional Value ($)
Interest rate swap agreements	37,548,580

At July 31, 2018, the cost of investments for federal income tax purposes was $148,153,248; accordingly, accumulated net unrealized depreciation on investments inclusive derivative contracts was $2,262,066, consisting of $230,817 gross unrealized appreciation and $2,492,883 gross unrealized depreciation.

44

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and the Board of Directors of Dreyfus Short Term Income Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Dreyfus Short Term Income Fund (the “Fund”) (one of the funds constituting Dreyfus Investment Grade Funds, Inc.), including the statements of investments, investments in affiliated issuers, futures, options written, forward foreign currency exchange contracts and swap agreements, as of July 31, 2018, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the funds constituting Dreyfus Investment Grade Funds, Inc.) at July 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of the Fund’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 2018, by correspondence with the custodian and others or by other appropriate auditing procedures where replies were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Dreyfus investment companies since at least 1957, but we are unable to determine the specific year.

New York, New York
September 26, 2018

45

IMPORTANT TAX INFORMATION (Unaudited)

For federal tax purposes, the fund hereby reports 73.17% of ordinary income dividends paid during the fiscal year ended July 31, 2018 as qualifying “interest related dividends.” Also, the fund hereby reports $.0400 per share as a short-term capital gain distribution paid on December 5, 2017.

46

INFORMATION ABOUT THE RENEWAL OF THE FUND'S INVESTMENT MANAGEMENT AGREEMENTS (Unaudited)

At a meeting of the fund’s Board of Directors held on July 18-19, 2018, the Board considered the renewal of the fund’s Management Agreement pursuant to which Dreyfus provides the fund with investment advisory and administrative services (the “Agreement”). The Board members, a majority of whom are not “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the fund, were assisted in their review by independent legal counsel and met with counsel in executive session separate from Dreyfus representatives. In considering the renewal of the Agreement, the Board considered all factors that it believed to be relevant, including those discussed below. The Board did not identify any one factor as dispositive, and each Board member may have attributed different weights to the factors considered.

Analysis of Nature, Extent, and Quality of Services Provided to the Fund. The Board considered information provided to them at the meeting and in previous presentations from Dreyfus representatives regarding the nature, extent, and quality of the services provided to funds in the Dreyfus fund complex. Dreyfus provided the number of open accounts in the fund, the fund’s asset size and the allocation of fund assets among distribution channels. Dreyfus also had previously provided information regarding the diverse intermediary relationships and distribution channels of funds in the Dreyfus fund complex (such as retail direct or intermediary, in which intermediaries typically are paid by the fund and/or Dreyfus) and Dreyfus’ corresponding need for broad, deep, and diverse resources to be able to provide ongoing shareholder services to each intermediary or distribution channel, as applicable to the fund.

The Board also considered research support available to, and portfolio management capabilities of, the fund’s portfolio management personnel and that Dreyfus also provides oversight of day-to-day fund operations, including fund accounting and administration and assistance in meeting legal and regulatory requirements. The Board also considered Dreyfus’ extensive administrative, accounting and compliance infrastructures.

Comparative Analysis of the Fund’s Performance and Management Fee and Expense Ratio. The Board reviewed reports prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company data, which included information comparing (1) the fund’s performance with the performance of a group of comparable funds (the “Performance Group”) and with a broader group of funds (the “Performance Universe”), all for various periods ended May 31, 2018, and (2) the fund’s actual and contractual management fees and total expenses with those of a group of comparable funds (the “Expense Group”) and with a broader group of funds (the “Expense Universe”), the information for which was derived in part from fund financial statements available to Broadridge as of the date of its analysis. Dreyfus previously had furnished the Board with a description of the methodology Broadridge used to select the Performance Group and Performance Universe and the Expense Group and Expense Universe.

47

INFORMATION ABOUT THE RENEWAL OF THE FUND'S INVESTMENT MANAGEMENT AGREEMENTS (Unaudited) (continued)

Dreyfus representatives stated that the usefulness of performance comparisons may be affected by a number of factors, including different investment limitations that may be applicable to the fund and comparison funds. The Board discussed with representatives of Dreyfus and/or its affiliates the results of the comparisons and considered that the fund’s total return performance was below the Performance Group and Performance Universe median for all periods, except the 10-year period when it was above the Performance Universe median. The Board also considered that the fund’s yield performance was above the Performance Group and Performance Universe medians for eight of the ten one-year periods ended May 31st. Dreyfus also provided a comparison of the fund’s calendar year total returns to the returns of the fund’s benchmark index, and it was considered that the fund’s returns were above the returns of the index in five of the ten calendar years shown.

The Board also reviewed the range of actual and contractual management fees and total expenses of the Expense Group and Expense Universe funds and discussed the results of the comparisons. The fund’s contractual management fee was above the Expense Group median, the fund’s actual management fee was below the Expense Group and Expense Universe medians and the fund’s total expenses were slightly below the Expense Group median and above the Expense Universe median.

Dreyfus representatives stated that Dreyfus has contractually agreed, until November 30, 2018, to waive receipt of its fees and/or assume the direct expenses of the fund so that the direct expenses of none of its classes (excluding shareholder services fees, taxes, interest, brokerage commissions, commitment fees on borrowings and extraordinary expenses) exceed 0.45% of average daily net assets.

Dreyfus representatives reviewed with the Board the management or investment advisory fees (1) paid by funds advised or administered by Dreyfus that are in the same Lipper category as the fund and (2) paid to Dreyfus or the Dreyfus affiliated primary employer of the fund’s primary portfolio manager(s) for advising any separate accounts and/or other types of client portfolios that are considered to have similar investment strategies and policies as the fund (the “Similar Clients”), and explained the nature of the Similar Clients. They discussed differences in fees paid and the relationship of the fees paid in light of any differences in the services provided and other relevant factors. The Board considered the relevance of the fee information provided for the Similar Clients to evaluate the appropriateness of the fund’s management fee.

Analysis of Profitability and Economies of Scale. Dreyfus representatives reviewed the expenses allocated and profit received by Dreyfus and its affiliates and the resulting profitability percentage for managing the fund and the aggregate profitability percentage to Dreyfus and its affiliates for managing the funds in the Dreyfus fund complex, and the method used to determine the expenses and profit. The Board concluded that the profitability results were not unreasonable, given the services rendered and service levels provided by Dreyfus. The Board also considered the expense limitation arrangement and its effect on the profitability of Dreyfus and its affiliates. The Board also had been provided with information prepared by an independent consulting firm regarding Dreyfus’ approach to allocating costs to, and determining the profitability of, individual

48

funds and the entire Dreyfus fund complex. The consulting firm also had analyzed where any economies of scale might emerge in connection with the management of a fund.

The Board considered, on the advice of its counsel, the profitability analysis (1) as part of its evaluation of whether the fees under the Agreement, considered in relation to the mix of services provided by Dreyfus, including the nature, extent and quality of such services, supported the renewal of the Agreement and (2) in light of the relevant circumstances for the fund and the extent to which economies of scale would be realized if the fund grows and whether fee levels reflect these economies of scale for the benefit of fund shareholders. Dreyfus representatives stated that a discussion of economies of scale is predicated on a fund having achieved a substantial size with increasing assets and that, if a fund’s assets had been stable or decreasing, the possibility that Dreyfus may have realized any economies of scale would be less. Dreyfus representatives also stated that, as a result of shared and allocated costs among funds in the Dreyfus fund complex, the extent of economies of scale could depend substantially on the level of assets in the complex as a whole, so that increases and decreases in complex-wide assets can affect potential economies of scale in a manner that is disproportionate to, or even in the opposite direction from, changes in the fund’s asset level. The Board also considered potential benefits to Dreyfus from acting as investment adviser and took into consideration that there were no soft dollar arrangements in effect for trading the fund’s investments.

At the conclusion of these discussions, the Board agreed that it had been furnished with sufficient information to make an informed business decision with respect to the renewal of the Agreement. Based on the discussions and considerations as described above, the Board concluded and determined as follows.

• The Board concluded that the nature, extent and quality of the services provided by Dreyfus are adequate and appropriate.

• The Board was satisfied with the fund’s yield performance, but expressed concern about the fund’s total return performance and agreed to closely monitor performance.

• The Board concluded that the fee paid to Dreyfus continued to be appropriate under the circumstances and in light of the factors and the totality of the services provided as discussed above.

• The Board determined that the economies of scale which may accrue to Dreyfus and its affiliates in connection with the management of the fund had been adequately considered by Dreyfus in connection with the fee rate charged to the fund pursuant to the Agreement and that, to the extent in the future it were determined that material economies of scale had not been shared with the fund, the Board would seek to have those economies of scale shared with the fund.

49

INFORMATION ABOUT THE RENEWAL OF THE FUND'S INVESTMENT MANAGEMENT AGREEMENTS (Unaudited) (continued)

In evaluating the Agreement, the Board considered these conclusions and determinations and also relied on its previous knowledge, gained through meetings and other interactions with Dreyfus and its affiliates, of Dreyfus and the services provided to the fund by Dreyfus. The Board also relied on information received on a routine and regular basis throughout the year relating to the operations of the fund and the investment management and other services provided under the Agreement, including information on the investment performance of the fund in comparison to similar mutual funds and benchmark performance indices; general market outlook as applicable to the fund; and compliance reports. In addition, the Board’s consideration of the contractual fee arrangements for this fund had the benefit of a number of years of reviews of the Agreement for the fund, or substantially similar agreements for other Dreyfus funds that the Board oversees, during which lengthy discussions took place between the Board and Dreyfus representatives. Certain aspects of the arrangements may receive greater scrutiny in some years than in others, and the Board’s conclusions may be based, in part, on their consideration of the fund’s arrangements, or substantially similar arrangements for other Dreyfus funds that the Board oversees, in prior years. The Board determined to renew the Agreement.

50

BOARD MEMBERS INFORMATION (Unaudited)

INDEPENDENT BOARD MEMBERS

Joseph S. DiMartino (74)

Chairman of the Board (1995)

Principal Occupation During Past 5 Years:

• Corporate Director and Trustee (1995-present)

Other Public Company Board Memberships During Past 5 Years:

• CBIZ (formerly, Century Business Services, Inc.), a provider of outsourcing functions for small and medium size companies, Director (1997-present)

No. of Portfolios for which Board Member Serves: 124

———————

Francine J. Bovich (66)

Board Member (2015)

Principal Occupation During Past 5 Years:

• Trustee, The Bradley Trusts, private trust funds (2011-present)

Other Public Company Board Membership During Past 5 Years:

• Annaly Capital Management, Inc., a real estate investment trust, Director (2014-present)

No. of Portfolios for which Board Member Serves: 72

———————

Isabel P. Dunst (71)

Board Member (2014)

Principal Occupation During Past 5 Years:

• Senior Counsel, Hogan Lovells LLP (2018-present; previously, Of Counsel, 2015-2018, Partner, 1990-2014)

No. of Portfolios for which Board Member Serves: 33

———————

Nathan Leventhal (75)

Board Member (2009)

Principal Occupation During Past 5 Years:

• President Emeritus of Lincoln Center for the Performing Arts (2001-present)

• Chairman of the Avery Fisher Artist Program (1997-2014)

Other Public Company Board Membership During Past 5 Years:

• Movado Group, Inc., Director (2003-present)

No. of Portfolios for which Board Member Serves: 47

———————

51

BOARD MEMBERS INFORMATION (Unaudited) (continued)
INDEPENDENT BOARD MEMBERS (continued)

Robin A. Melvin (54)

Board Member (2014)

Principal Occupation During Past 5 Years:

• Co-chairman, Illinois Mentoring Partnership, non-profit organization dedicated to increasing the quantity and quality of mentoring services in Illinois (2014-present; board member since 2013)

No. of Portfolios for which Board Member Serves: 99

———————

Roslyn M. Watson (68)

Board Member (2014)

Principal Occupation During Past 5 Years:

• Principal, Watson Ventures, Inc., a real estate investment company (1993-present)

No. of Portfolios for which Board Member Serves: 58

———————

Benaree Pratt Wiley (72)

Board Member (2009)

Principal Occupation During Past 5 Years:

• Principal, The Wiley Group, a firm specializing in strategy and business development (2005-present)

Other Public Company Board Membership During Past 5 Years:

• CBIZ (formerly, Century Business Services, Inc.), a provider of outsourcing functions for small and medium size companies, Director (2008-present)

No. of Portfolios for which Board Member Serves: 79

———————

52

INTERESTED BOARD MEMBERS

J. Charles Cardona (62)

Board Member (2014)

Principal Occupation During Past 5 Years:

• Retired. President and a Director of the Manager (2008-2016), Chairman of the Distributor (2013-2016, Executive Vice President, 1997-2013)

No. of Portfolios for which Board Member Serves: 33

J. Charles Cardona is deemed to be an “interested person” (as defined under the Act) of the Company as a result of his previous affiliation with The Dreyfus Corporation.

———————

Gordon J. Davis (76)

Board Member (2012)

Principal Occupation During Past 5 Years:

• Partner in the law firm of Venable LLP (2012-present)

Other Public Company Board Membership During Past 5 Years:

• Consolidated Edison, Inc., a utility company, Director (1997-2014)

• The Phoenix Companies, Inc., a life insurance company, Director (2000-2014)

No. of Portfolios for which Board Member Serves: 54

Gordon J. Davis is deemed to be an “interested person” (as defined under the Act) of the Company as a result of his affiliation with Venable LLP, which provides legal services to the Company.

———————

Once elected all Board Members serve for an indefinite term, but achieve Emeritus status upon reaching age 80. The address of the Board Members and Officers is c/o The Dreyfus Corporation, 200 Park Avenue, New York, New York 10166. Additional information about the Board Members is available in the fund’s Statement of Additional Information which can be obtained from Dreyfus free of charge by calling this toll free number: 1-800-DREYFUS.

Clifford L. Alexander, Jr., Emeritus Board Member
Whitney I. Gerard, Emeritus Board Member
George L. Perry, Emeritus Board Member

53

OFFICERS OF THE FUND (Unaudited)

BRADLEY J. SKAPYAK, President since January 2010.

Chief Operating Officer and a director of the Manager since June 2009, Chairman of Dreyfus Transfer, Inc., an affiliate of the Manager and the transfer agent of the funds, since May 2011 and Chief Executive Officer of MBSC Securities Corporation since August 2016. He is an officer of 62 investment companies (comprised of 124 portfolios) managed by the Manager. He is 59 years old and has been an employee of the Manager since February 1988.

BENNETT A. MACDOUGALL, Chief Legal Officer since October 2015.

Chief Legal Officer of the Manager and Associate General Counsel and Managing Director of BNY Mellon since June 2015; from June 2005 to June 2015, he served in various capacities with Deutsche Bank – Asset & Wealth Management Division, including as Director and Associate General Counsel, and Chief Legal Officer of Deutsche Investment Management Americas Inc. from June 2012 to May 2015. He is an officer of 63 investment companies (comprised of 149 portfolios) managed by the Manager. He is 46 years old and has been an employee of the Manager since June 2015.

JAMES BITETTO, Vice President since August 2005 and Secretary since February 2018.

Managing Counsel of BNY Mellon and Secretary of the Manager, and an officer of 63 investment companies (comprised of 149 portfolios) managed by the Manager. He is 52 years old and has been an employee of the Manager since December 1996.

JOSEPH M. CHIOFFI, Vice President and Assistant Secretary since August 2005.

Managing Counsel of BNY Mellon, and an officer of 63 investment companies (comprised of 149 portfolios) managed by the Manager. He is 56 years old and has been an employee of the Manager since June 2000.

SONALEE CROSS, Vice President and Assistant Secretary since March 2018.

Counsel of BNY Mellon since October 2016; Associate at Proskauer Rose LLP from April 2016 to September 2016; Attorney at EnTrust Capital from August 2015 to February 2016; Associate at Sidley Austin LLP from September 2013 until August 2015. She is an officer of 63 investment companies (comprised of 149 portfolios) managed by Dreyfus. She is 30 years old and has been an employee of the Manager since October 2016.

MAUREEN E. KANE, Vice President and Assistant Secretary since April 2015.

Managing Counsel of BNY Mellon since July 2014; from October 2004 until July 2014, General Counsel, and from May 2009 until July 2014, Chief Compliance Officer of Century Capital Management. She is an officer of 63 investment companies (comprised of 149 portfolios) managed by the Manager. She is 56 years old and has been an employee of the Manager since July 2014.

SARAH S. KELLEHER, Vice President and Assistant Secretary since April 2014.

Managing Counsel of BNY Mellon. She is an officer of 63 investment companies (comprised of 149 portfolios) managed by the Manager. She is 42 years old and has been an employee of the Manager since March 2013.

JEFF PRUSNOFSKY, Vice President and Assistant Secretary since August 2005.

Senior Managing Counsel of BNY Mellon, and an officer of 63 investment companies (comprised of 149 portfolios) managed by the Manager. He is 53 years old and has been an employee of the Manager since October 1990.

NATALYA ZELENSKY, Vice President and Assistant Secretary since March 2017.

Counsel of BNY Mellon since May 2016; Attorney at Wildermuth Endowment Strategy Fund/Wildermuth Advisory, LLC from November 2015 until May 2016; Assistant General Counsel at RCS Advisory Services from July 2014 until November 2015; Associate at Sutherland, Asbill & Brennan from January 2013 until January 2014. She is an officer of 63 investment companies (comprised of 149 portfolios) managed by Dreyfus. She is 33 years old and has been an employee of the Manager since May 2016.

JAMES WINDELS, Treasurer since November 2001.

Director – Mutual Fund Accounting of the Manager, and an officer of 63 investment companies (comprised of 149 portfolios) managed by the Manager. He is 59 years old and has been an employee of the Manager since April 1985.

RICHARD CASSARO, Assistant Treasurer since January 2008.

Senior Accounting Manager – Money Market and Municipal Bond Funds of the Manager, and an officer of 63 investment companies (comprised of 149 portfolios) managed by the Manager. He is 59 years old and has been an employee of the Manager since September 1982.

54

GAVIN C. REILLY, Assistant Treasurer since December 2005.

Tax Manager of the Investment Accounting and Support Department of the Manager, and an officer of 63 investment companies (comprised of 149 portfolios) managed by the Manager. He is 49 years old and has been an employee of the Manager since April 1991.

ROBERT S. ROBOL, Assistant Treasurer since August 2005.

Senior Accounting Manager – Dreyfus Financial Reporting of the Manager, and an officer of 63 investment companies (comprised of 149 portfolios) managed by the Manager. He is 54 years old and has been an employee of the Manager since October 1988.

ROBERT SALVIOLO, Assistant Treasurer since July 2007.

Senior Accounting Manager – Equity Funds of the Manager, and an officer of 63 investment companies (comprised of 149 portfolios) managed by the Manager. He is 51 years old and has been an employee of the Manager since June 1989.

ROBERT SVAGNA, Assistant Treasurer since August 2005.

Senior Accounting Manager – Fixed Income and Equity Funds of the Manager, and an officer of 63 investment companies (comprised of 149 portfolios) managed by the Manager. He is 51 years old and has been an employee of the Manager since November 1990.

JOSEPH W. CONNOLLY, Chief Compliance Officer since October 2004.

Chief Compliance Officer of the Manager, the Dreyfus Family of Funds and BNY Mellon Funds Trust (63 investment companies, comprised of 149 portfolios). He is 61 years old and has served in various capacities with the Manager since 1980, including manager of the firm’s Fund Accounting Department from 1997 through October 2001.

CARIDAD M. CAROSELLA, Anti-Money Laundering Compliance Officer since January 2016.

Anti-Money Laundering Compliance Officer of the Dreyfus Family of Funds and BNY Mellon Funds Trust since January 2016; from May 2015 to December 2015, Interim Anti-Money Laundering Compliance Officer of the Dreyfus Family of Funds and BNY Mellon Funds Trust and the Distributor; from January 2012 to May 2015, AML Surveillance Officer of the Distributor and from 2007 to December 2011, Financial Processing Manager of the Distributor. She is an officer of 57 investment companies (comprised of 143 portfolios) managed by the Manager. She is 50 years old and has been an employee of the Distributor since 1997.

55

NOTES

56

NOTES

57

For More Information

Dreyfus Short Term Income Fund

200 Park Avenue
New York, NY 10166

Manager

The Dreyfus Corporation
200 Park Avenue
New York, NY 10166

Custodian

The Bank of New York Mellon
240 Greenwich Street
New York, NY 10286

Transfer Agent &
Dividend Disbursing Agent

Dreyfus Transfer, Inc.
200 Park Avenue
New York, NY 10166

Distributor

MBSC Securities Corporation
200 Park Avenue
New York, NY 10166

Ticker Symbols:	Class D:DSTIX Class P:DSHPX

Telephone Call your financial representative or 1-800-DREYFUS

Mail The Dreyfus Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144

E-mail Send your request to info@dreyfus.com

Internet Information can be viewed online or downloaded at www.dreyfus.com

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (phone 1-800-SEC-0330 for information).

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at www.dreyfus.com and on the SEC’s website at www.sec.gov and without charge, upon request, by calling 1-800-DREYFUS.

© 2018 MBSC Securities Corporation 0083AR0718

Item 2.             Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.  There have been no amendments to, or waivers in connection with, the Code of Ethics during the period covered by this Report.

Item 3.             Audit Committee Financial Expert.

The Registrant's Board has determined that Joseph S. DiMartino, a member of the Audit Committee of the Board, is an audit committee financial expert as defined by the Securities and Exchange Commission (the "SEC"). Joseph S. DiMartino is "independent" as defined by the SEC for purposes of audit committee financial expert determinations.

Item 4.             Principal Accountant Fees and Services.

(a)  Audit Fees.  The aggregate fees billed for each of the last two fiscal years (the "Reporting Periods") for professional services rendered by the Registrant's principal accountant (the "Auditor") for the audit of the Registrant's annual financial statements or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $125,004 in 2017 and $126,879 in 2018.

(b)  Audit-Related Fees. The aggregate fees billed in the Reporting Periods for assurance and related services by the Auditor that are reasonably related to the performance of the audit of the Registrant's financial statements and are not reported under paragraph (a) of this Item 4 were $46,850 in 2017 and $44,843 in 2018. These services consisted of one or more of the following: (i) agreed upon procedures related to compliance with Internal Revenue Code section 817(h), (ii) security counts required by Rule 17f-2 under the Investment Company Act of 1940, as amended, (iii) advisory services as to the accounting or disclosure treatment of Registrant transactions or events and (iv) advisory services to the accounting or disclosure treatment of the actual or potential impact to the Registrant of final or proposed rules, standards or interpretations by the Securities and Exchange Commission, the Financial Accounting Standards Boards or other regulatory or standard-setting bodies.

The aggregate fees billed in the Reporting Periods for non-audit assurance and related services by the Auditor to the Registrant's investment adviser (not including any sub-investment adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant ("Service Affiliates"), that were reasonably related to the performance of the annual audit of the Service Affiliate, which required pre-approval by the Audit Committee were $0 in 2017 and $0 in 2018.

(c)  Tax Fees.  The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice, and tax planning ("Tax Services") were $10,386 in 2017 and $14,211 in 2018. These services consisted of: (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments; (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held, and (iv) determination of Passive Foreign Investment Companies. The aggregate fees billed in the Reporting Periods for Tax Services by the Auditor to Service Affiliates, which required pre-approval by the Audit Committee were $0 in 2017 and $0 in 2018.

(d)  All Other Fees.  The aggregate fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item, were $3,148 in 2017 and $3,134 in 2018. These services consisted of a review of the Registrant's anti-money laundering program.

The aggregate fees billed in the Reporting Periods for Non-Audit Services by the Auditor to Service Affiliates, other than the services reported in paragraphs (b) through (c) of this Item, which required pre-approval by the Audit Committee, were $0 in 2017 and $0 in 2018.

(e)(1) Audit Committee Pre-Approval Policies and Procedures. The Registrant's Audit Committee has established policies and procedures (the "Policy") for pre-approval (within specified fee limits) of the Auditor's engagements for non-audit services to the Registrant and Service Affiliates without specific case-by-case consideration. The pre-approved services in the Policy can include pre-approved audit services, pre-approved audit-related services, pre-approved tax services and pre-approved all other services.  Pre-approval considerations include whether the proposed services are compatible with maintaining the Auditor's independence.  Pre-approvals pursuant to the Policy are considered annually.

(e)(2) Note. None of the services described in paragraphs (b) through (d) of this Item 4 were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) None of the hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal account's full-time, permanent employees.

Non-Audit Fees. The aggregate non-audit fees billed by the Auditor for services rendered to the Registrant, and rendered to Service Affiliates, for the Reporting Periods were $27,194,437 in 2017 and $20,695,521 in 2018.

Auditor Independence. The Registrant's Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Auditor's independence.

Item 5.             Audit Committee of Listed Registrants.

                        Not applicable.

Item 6.             Investments.

(a)                    Not applicable.

Item 7.             Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

                        Not applicable.

Item 8.             Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.             Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers.

                        Not applicable.

Item 10.           Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures applicable to Item 10.

Item 11.           Controls and Procedures.

(a)        The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b)        There were no changes to the Registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12.           Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13.           Exhibits.

(a)(1)   Code of ethics referred to in Item 2.

(a)(2)   Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3)   Not applicable.

(b)        Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dreyfus Investment Grade Funds, Inc.

By:       /s/ Bradley J. Skapyak

            Bradley J. Skapyak

            President

Date:    September 25, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:       /s/ Bradley J. Skapyak

            Bradley J. Skapyak

            President

Date:    September 25, 2018

By:       /s/ James Windels

            James Windels

            Treasurer

Date:    September 25, 2018

EXHIBIT INDEX

(a)(1)   Code of ethics referred to in Item 2.

(a)(2)   Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.  (EX-99.CERT)

(b)        Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.  (EX-99.906CERT)